Exhibit 10.  Airbus Purchase Agreement

                             CONFIDENTIAL TREATMENT

Confidential portions of this exhibit have been omitted and filed separately with the Securities and Exchange Commission with a request for confidential treatment pursuant to Rule 24B-2. The location of an omitted portion is indicated by [deleted].

                      AIRBUS A320 Family and A330 Aircraft

                       P U R C H A S E   A G R E E M E N T

                                  B E T W E E N

                         A I R B U S   I N D U S T R I E

                                    as Seller

                                      A N D

                      GATX Flightlease Aircraft Company Ltd

                                    as Buyer

Date: 16 September, 1999

                                 C O N T E N T S

CLAUSES             TITLES

--------------------------------------------------------------------------------

0                   DEFINITIONS AND INTERPRETATION

1                   SALE AND PURCHASE

2                   SPECIFICATION

3                   PRICES

4                   PRICE REVISION

5                   PAYMENTS

6                   MANUFACTURE PROCEDURE - INSPECTION

7                   CERTIFICATION

8                   BUYER'S TECHNICAL ACCEPTANCE

9                   DELIVERY

10                  EXCUSABLE DELAY

11                  NON-EXCUSABLE DELAY

12                  WARRANTIES AND SERVICE LIFE POLICY

13                  PATENT AND COPYRIGHT INDEMNITY

14                  TECHNICAL DATA AND DOCUMENTATION

15                  SELLER'S REPRESENTATIVES

16                  TRAINING AND TRAINING AIDS

17                  EQUIPMENT SUPPLIER PRODUCT SUPPORT

18                  BUYER FURNISHED EQUIPMENT

19                  DATA RETRIEVAL

20                  TERMINATION

21                  ASSIGNMENTS AND TRANSFERS

22                  MISCELLANEOUS PROVISIONS

                                 C O N T E N T S

EXHIBITS           TITLES

--------------------------------------------------------------------------------

Exhibit A-1        A320-200 SPECIFICATION

Exhibit A-2        A321-200 SPECIFICATION

Exhibit A-3        A318-100 SPECIFICATION

Exhibit A-4        A330-200 SPECIFICATION

Exhibit A-5        [DELETED]

Exhibit A-6        [DELETED]

Exhibit A-7        [DELETED]

Exhibit A-8        [DELETED]

Exhibit A-9        [DELETED]

Exhibit B-1        A320-200 SPECIFICATION CHANGE NOTICES

Exhibit B-2        A321-200 SPECIFICATION CHANGE NOTICES

Exhibit B-3        A318-100 SPECIFICATION CHANGE NOTICES

Exhibit B-4        A330-200 SPECIFICATION CHANGE NOTICES

Exhibit C          FORM of Specification Change Notice

Exhibit D          PART 1 AIRFRAME PRICE REVISION FORMULA
                   PART 2 PROPULSION SYSTEMS PRICE REVISION FORMULA

Exhibit E          FORM OF CERTIFICATE OF ACCEPTANCE

Exhibit F          FORM OF BILL OF SALE

Exhibit G          SERVICE LIFE POLICY - ITEMS OF PRIMARY STRUCTURE

Exhibit H          TECHNICAL DATA AND DOCUMENTATION

Exhibit I          SPARE PARTS PROCUREMENT

                               PURCHASE AGREEMENT

This Agreement is made as of 16 September 1999.

BETWEEN:

AIRBUS INDUSTRIE, a groupement d'interet economique created and existing under French law having its registered office at 1 Rond-Point Maurice Bellonte, 31707 Blagnac-Cedex, France and registered with the Toulouse Registre du Commerce under number RCS Toulouse C 302 609 607 (the "Seller"),

and

GATX Flightlease Aircraft Company Ltd, a company organised under the laws of the Cayman Islands having its principal place of business at Caledonian House, second Floor, Mary Street, P.O. Box 265, George Town, Grand Cayman, Cayman Islands (the "Buyer").

WHEREAS subject to the terms and conditions of this Agreement, the Seller desires to sell the Aircraft to the Buyer and the Buyer desires to purchase the Aircraft from the Seller

NOW THEREFORE IT IS AGREED AS FOLLOWS:

1     DEFINITIONS AND INTERPRETATION

1.1 In addition to words and terms elsewhere defined in this Agreement, the initially capitalised words and terms used in this Agreement shall have the meaning set out below.

      A320 Aircraft           as defined in Subclause 2.2 of this Agreement and
                              Exhibit A-1 hereto.

      A321 Aircraft           as defined in Subclause 2.2 of this Agreement and
                              Exhibit A-2 hereto.

      A318 Aircraft           as defined in Subclause 2.2 of this Agreement and
                              Exhibit A-3 hereto.

      A330 Aircraft           as defined in Subclause 2.2 of this Agreement and
                              Exhibit A-4 hereto.

      Agreement               this Airbus A320 Family and A330 Aircraft Purchase
                              Agreement, including all exhibits, appendixes and letter agreements attached hereto, as the same may be amended or modified in writing by the parties and in effect from time to time.

      Aircraft means any or all of the twenty (20) A320-200 and A321-200 model aircraft, the twelve (12) A318-100 model aircraft and the six (6) A330-200 model aircraft or the Option Aircraft that have been converted to a firm order, to be purchased by the Seller and sold to the Buyer including the Airframe, the Propulsion systems, and any part, components, furnishing or equipment installed on the Aircraft on Delivery under the terms and conditions of this Agreement.

      Aircraft Training
      Services means all training courses, flight training, line training, flight assistance, line assistance, maintenance support, maintenance training (including On the Job Training and Engine Run Up) or training support performed on aircraft and provided to the Buyer and its operators pursuant to this Agreement.

      Airframe                means the Aircraft excluding the Propulsion
                              Systems.

      Airframe Basic Price    has the meaning set out in Clause 3.1

      Airframe Price
      Revision Formula        is set out in Part 1 of Exhibit D.

      Alternative PW
      Propulsion Systems      has the meaning set out in Subclause 17 of Letter
                              Agreement No 2 to the Agreement.

      Aviation Authority      means when used in respect of any jurisdiction the
                              government entity which under the laws of such jurisdiction have control over civil aviation or the registration, airworthiness or operation of aircraft in such jurisdiction.

      Balance of Final Price  has the meaning set out in Clause 5.4.1.

      Basic Price             means the sum of the Airframe Basic Price and the
                              Propulsion Systems Basic Price.

      Bill of Sale            has the meaning set out in Clause 9.2.2.

      Buyer Furnished
      Equipment               has the meaning set out in Clause 18.1.1.

      Certificate
      of Acceptance           has the meaning set out in Clause 8.3.

      Default Rate            means the rate of Default Interests as defined in
                              Clause 5.7.

      Delivery means the transfer of title to the Aircraft from the Seller to the Buyer in accordance with Clause 9.

      Delivery Date           means the date on which Delivery shall occur.

      Delivery Location       means the facilities of the Seller in Toulouse or
                              Hamburg at the location of final assembly of the relevant Aircraft.

      Excusable Delay         has the meaning set out in Clause 10.1.

      Export Airworthiness
      Certificate             means an export certificate of airworthiness
                              issued by the Aviation Authority of the Delivery
                              Location.

      Failure                 has the meaning set out in Clause 12.2.1

      Final Price             has the meaning set out in Clause 3.3

      Guaranty means the Guaranty of the obligations of the Buyer under the Agreement issued by the Guarantors in favor of the Seller.

      Guarantors              means GATX Capital and Flightlease Guernsey
                              Holdings Limited

      Ground Training
      Services means all training courses performed in classrooms (classical or VACBI courses), full flight simulator sessions, fixed base simulator sessions, field trips and any other services provided to the Buyer and its operators on the ground pursuant to this Agreement, and not being Aircraft Training Services.

      Inhouse Warranty        has the meaning set out in Clause 12.1.7.

      Initial Operator        the first operator of an Aircraft in commercial
                              revenue service following its Delivery by the Seller to the Buyer.

      Interface Problem       has the meaning set out in Clause 12.4.1.

      Item                    has the meaning set out in Clause 12.2.1.

      LIBOR for each stated interest period, the rate determined on the basis of the offered rates for deposits in US dollars, which appear on the Reuters Screen LIBO Page as of 11:00 a.m., London time, on the day that is two (2) days (other than a Saturday, Sunday or a day that is a legal holiday or a day on which banking institutions are authorized to close in the City of New York, New York, London, England, or Paris, France) before the first day of an interest period. If at least two (2) such offered rates appear on the Reuters Screen LIBO Page, the rate for that interest period will be the arithmetic mean of such offered rates rounded to the nearest basis point (0.5 rounds to 1). If only one (1) offered rate appears, the rate for that interest period will be as quoted by National Westminster Bank, plc. "Reuters Screen LIBO Page" means the display designated as page "LIBO" on the Reuters Monitor Money Rates Service (or any successor to such page or service).

      Manufacture Facilities  means the various manufacture facilities of the
                              Seller, the Members or any sub-contractor where the Airframe or its parts are manufactured or assembled.

      Materiel                has the meaning set out in Clause 1.1 of Exhibit
                              I.

      Members means each of Aerospatiale Societe Nationale Industrielle, DaimlerChrysler Aerospace Airbus GmbH, Construcciones Aeronauticas S.A. and British Aerospace (Operations) Limited.

      Non-Excusable Delay     has the meaning set out in Clause 11.1.

      Operator the operator of an Aircraft in commercial revenue service following its Delivery by the Seller to the Buyer.

      Option Aircraft         any or all of (i) the [DELETED] Airbus Industrie
                              [DELETED] model aircraft on option order by the Buyer pursuant to the terms and conditions contained in Letter Agreement No 3 hereto, together with all components, furnishing or equipment installed on the Aircraft on Delivery under the terms and conditions of this Agreement and (ii) [DELETED] as per the terms and conditions contained in Letter Agreement No 3 hereto.

      Predelivery Payment     means the payment(s) determined in accordance with
                              Clause 5.3.

      Propulsion Systems      has the meaning set out in Clause 2.4.

      Propulsion Systems
      Basic Price             means the price of a set of Propulsion Systems as
                              set out in Clause 3.2.

      Propulsion Systems
      Reference Price         means the reference price of a set of Propulsion
                              Systems as set out in Part 2 of Exhibit D.

      Propulsion Systems
      Manufacturer            means the manufacturer of the Propulsion Systems
                              as set out in Clause 2.4.

      Propulsion Systems
      Price Revision Formula  is set out in Part 2 of Exhibit D.

      Ready for Delivery      means with respect to an Aircraft the time when
                              (i) the Technical Acceptance Process has been successfully completed and (ii) the Export
                              Airworthiness Certificate has been issued.

      [DELETED] Aircraft      any or all of the [DELETED] pursuant to the terms
                              and conditions contained in Letter Agreement No 3 hereto, together with all components, furnishing or equipment installed on the Aircraft on Delivery under the terms and conditions of this Agreement

      Scheduled Delivery
      Month                   has the meaning set out in Clause 9.1.

      Seller's
      Representatives         means the representatives of the Seller referred
                              to in Clause 15.1.

      Seller Representatives
      Services means the services provided by the Seller to the Buyer and from the Buyer to the Seller pursuant to Clause 15.

      Seller Service
      Life Policy             has the meaning set out in Clause 12.2.

      Spare Parts             means the items of equipment and materiel which
                              may be provided pursuant to Exhibit I.

      Specification Change
      Notice or SCN           means an agreement in writing between the parties
                              to amend the Specification pursuant to Clause 2.

      Specification           means either (a) the Standard Specification if no
                              SCNs are applicable or (b) if SCNs are issued, the Standard Specification as amended by all applicable SCNs.

      Standard
      Specification           as defined in Subclause 2.2 of the Agreement.

      Supplier                has the meaning set out in Clause 12.3.1.1.

      Supplier Part           has the meaning set out in Clause 12.3.1.2.

      Supplier Product
      Support Agreement       has the meaning set out in Clause 12.3.1.3.

      Technical Data and
      Documentation           has the meaning set out in Clause 14.1.

      Total Loss              has the meaning set out in Clause 10.4.

      Type Certificate        has the meaning set out in Clause 7.1.

      Warranted Part          has the meaning set out in Clause 12.1.1.

      Warranty Claim          has the meaning set out in Clause 12.1.5.

      Warranty Period         has the meaning set out in Clause 12.1.3.

      Working Day -           with respect to any action to be taken hereunder,
                              a day other than a Saturday, Sunday or other day designated as a holiday in the jurisdiction in which such action is required to be taken.

1.2 Clause headings and the Index are inserted for convenience of reference only and shall be ignored in the interpretation of this Agreement.

1.3         In this Agreement unless the context otherwise requires:

            (a) references to Clauses, Appendices, and Exhibits are to be construed as references to the Clauses of, and Appendices, and Exhibits to this Agreement and references to this Agreement include its Schedules, Exhibits and Appendices;

            (b) words importing the plural shall include the singular and vice versa; and

            (c) references to a person shall be construed as including, without limitation, references to an individual, firm, company, corporation, unincorporated body of persons and any state or agency of a state.

2           SALE AND PURCHASE

2.1         General

            The Seller shall sell and deliver and the Buyer shall buy and take delivery of the Aircraft on the Delivery Date at the Delivery Location upon the terms and conditions contained in this Agreement.

2.2         SPECIFICATIONS

            The A320-200 aircraft (the "A320 Aircraft") will be manufactured in accordance with the Standard Specification, Document No. D.000.02000, Issue 5 dated 30 January 1998, as amended to reflect a MTOW of [DELETED] metric tons (as so amended the "A320 Standard Specification", a copy of which is annexed hereto as Exhibit A-1).

            The A321-200 aircraft (the "A321 Aircraft") will be manufactured in accordance with the Standard Specification, Document No. E.000.02000, Issue 2 dated 30 January 1998, as amended to reflect a MTOW of [DELETED] metric tons with[DELETED] (as so amended the "A321 Standard Specification", a copy of which is annexed hereto as Exhibit A-2).

            The A318-100 aircraft (the "A318 Aircraft") will be manufactured in accordance with the Standard Specification, Document No. P.000.01000, Issue A dated 25 November 1998, as amended to reflect a MTOW of [DELETED] metric tons (as so amended, the "A318 Standard Specification", a copy of which is annexed hereto as Exhibit A-3).

            The A330- 200 aircraft (the "A330 Aircraft") will be manufactured in accordance with the Standard Specification, Document No. G.000.02000, Issue 3 dated 15 October 1996, as amended to reflect a MTOW of [DELETED] metric tons (as so amended the "A330 Standard Specification", a copy of which is annexed hereto as Exhibit A-4).

            The Standard Specifications may be further modified from time to time pursuant to the provisions of Clause 2.3 below.

2.3         Specification Change Notice (SCN)

            The Specification may be amended by written agreement between the parties in a Specification Change Notice. Each Specification Change Notice ("SCN") shall be substantially in the form set out in Exhibit C and shall set out in detail the particular change to be made to the Specification and the effect, if any, of such change on design, performance, weight, time of Delivery of the Aircraft, and on the text of the Specification. Such SCN may result in an adjustment of the Basic Price.

2.3.1       Development Changes

            The Specification may also be revised by the Seller without the Buyer's consent in order to incorporate development changes if such changes do not adversely affect price, time of delivery, weight or performance of the Aircraft, interchangeability, maintainability or replaceability requirements under the Specification. In any other case the Seller shall issue to the Buyer a Manufacturer Specification Change Notice. Development changes are changes deemed necessary by the Seller to improve the Aircraft, prevent delay or ensure compliance with this Agreement.

2.3.2       Inconsistency

            In the event of any inconsistency between the Specification and any other part of this Agreement, this Agreement shall prevail to the extent of such inconsistency.

2.4         Propulsion Systems

            The A320 Aircraft shall be equipped with either the CFM International CFM56-5B4/P or the International Aero Engines IAE V2527-A5 Propulsion Systems.

            The A321 Aircraft shall be equipped with either the CFM International CFM56-5B3/P or the International Aero Engines IAE V2533-A5 Propulsion Systems.

            The A318 Aircraft shall be equipped with the Pratt & Whitney PW 6122-1D Propulsion Systems.

            The A330 Aircraft shall be equipped with the General Electric GE CF6-80E1 A4, the Pratt & Whitney PW 4168A or the Rolls Royce Trent 772B Propulsion Systems.

            If the Buyer has not selected the Propulsion Systems as of the date of this Agreement, such choice shall be made no later than [DELETED].

2.5         Customization Milestones Chart

            Within a reasonable period following signature of the Agreement, the Seller shall provide the Buyer with a Customization Milestones Chart setting out the minimum lead times prior to the Scheduled Delivery Month of the Aircraft, when a mutual agreement shall be reached (execution of a SCN) in order to integrate into the Specification, any items requested by the Buyer from the Specification Changes Catalogues made available by the Seller.

3           PRICES

            The Basic Price of each Aircraft is the sum of:

            (i) the Basic Price of the Airframe set forth in Subclause 3.1 hereof, and

            (ii) the Basic Price of the Propulsion Systems set forth in Subclause 3.2 hereof.

            and is exclusive of any variation resulting from price revision provisions, and, if any, other provisions of this Agreement.

3.1.        Basic Prices of the Airframe

3.1.1 The Basic Price of the Airframe of an A320 Aircraft equipped with the CFM Propulsion Systems as defined in the A320 Standard Specification (excluding Buyer Furnished Equipment and SCNs is:

                  USD [DELETED] (US Dollars - [DELETED])

3.1.2 The Basic Price of the Airframe of an A320 Aircraft equipped with the IAE Propulsion Systems as defined in the A320 Standard Specification (excluding Buyer Furnished Equipment and SCNs), is:

                  USD [DELETED] (US Dollars - [DELETED])

3.1.3 The Basic Price of the Airframe of an A321 Aircraft equipped with the CFM Propulsion Systems as defined in the A321 Standard Specification (excluding Buyer Furnished Equipment and SCNs), is:

                  USD [DELETED]
                  (US Dollars - [DELETED])

3.1.4 The Basic Price of the Airframe of an A321 Aircraft equipped with the IAE Propulsion Systems as defined in the A321 Standard Specification (excluding Buyer Furnished Equipment and SCNs), is:

                  USD [DELETED] (US Dollars - [DELETED])

3.1.5 The Basic Price of the A318-100 Aircraft equipped with the Pratt and Whitney 6122-1D Propulsions Systems as defined in the A318 Standard Specification (excluding Buyer Furnished Equipment and SCNs), is:

                  USD [DELETED]
                  (US Dollars - [DELETED])

3.1.6 The Basic Price of the Airframe of an A330 Aircraft as defined in the A330 Standard Specification (excluding Buyer Furnished Equipment and SCNs), is:

                  USD [DELETED]
                  (US Dollars - [DELETED])

3.1.7 The Airframe Basic Price of each Aircraft has been established in accordance with the average economic conditions prevailing in January 1998 and corresponding to a theoretical delivery in January 1999 and will be revised to the actual delivery date of each Aircraft in accordance with the Airframe Price Revision Formula set forth in Part 1 of Exhibit D.

3.2.        Basic Prices of the Propulsion Systems

3.2.1       The A320 CFM Propulsion Systems

            The Basic Price of a set of two (2) CFMI CFM56-5B4/P Propulsion Systems including standard equipment for the A320 Aircraft is:

            USD [DELETED]
            (US Dollars - [DELETED]

            Such Basic Price has been established in accordance with the delivery conditions prevailing in January 1999 and has been calculated from the Propulsion Systems Reference Price of USD [DELETED] (US Dollars [DELETED]) with the Composite Price Index of [DELETED] in accordance with economic conditions prevailing in [DELETED].

3.2.2       The A320 IAE Propulsion Systems

            The Basic Price of a set of two (2) IAE V2527-A5 Propulsion Systems including standard equipment for the A320 Aircraft is:

            USD [DELETED]
            (US Dollars - [DELETED])

            Such Basic Price has been established in accordance with the delivery conditions prevailing in January 1999 and has been calculated from the Propulsion Systems Reference Price of USD [DELETED] (US Dollars [DELETED]) in accordance with economic conditions prevailing in [DELETED].

3.2.3       The A321 CFM Propulsion Systems

            The Basic Price of a set of two (2) CFMI CFM56-5B3/P Propulsion Systems including standard equipment for the A321 Aircraft is:

            USD [DELETED] (US Dollars - [DELETED])

            Such Basic Price has been established in accordance with the delivery conditions prevailing in January 1999 and has been calculated from the Propulsion Systems Reference Price of USD [DELETED] (US Dollars [DELETED]) with the Composite Price Index of [DELETED] in accordance with economic conditions prevailing in [DELETED].

3.2.4       The A321 IAE Propulsion Systems

            The Basic Price of a set of two (2) IAE V2533-A5 Propulsion Systems including standard equipment for an A321 Aircraft is: USD [DELETED](US Dollars - [DELETED]) Such Basic Price has been established in accordance with the delivery conditions prevailing in January 1999 and has been calculated from the Propulsion Systems Reference Price of USD [DELETED] (US Dollars [DELETED]) in accordance with economic conditions prevailing in [DELETED].

3.2.5       The A330 General Electric Propulsion Systems

            The Basic Price of a set of two (2) General Electric CF6-80E1A4 Propulsion Systems for the A330 Aircraft is:

            USD [DELETED] (US Dollars - [DELETED])

            Such Basic Price has been established in accordance with the delivery conditions prevailing in January 1999 and has been calculated from the Propulsion Systems Reference Price of USD [DELETED] (US Dollars [DELETED]) with the Composite Price Index of [DELETED] in accordance with the economic conditions prevailing in [DELETED].

3.2.6       The A330 Pratt & Whitney Propulsion Systems

            The Basic Price of a set of two (2) Pratt & Whitney 4168A Propulsion Systems for the A330 Aircraft is:

            USD [DELETED] (US Dollars - [DELETED])

            Such Basic Price has been established in accordance with the delivery conditions prevailing in January 1999 and has been calculated from the Propulsion Systems Reference Price of USD [DELETED] (US Dollars [DELETED]) in accordance with economic conditions prevailing in [DELETED].

3.2.7       The A330 Rolls Royce Propulsion Systems

            The Basic Price of a set of two (2) Rolls Royce Trent 772B Propulsion Systems for the A330 Aircraft is:

            USD [DELETED] (US Dollars - [DELETED])

            Such Basic Price has been established in accordance with the delivery conditions prevailing in January 1999 and has been calculated from the Propulsion Systems Reference Price of USD [DELETED] (US Dollars [DELETED]) in accordance with delivery conditions prevailing in [DELETED].

3.3         Final Price

            The Final Price of each Aircraft shall be the sum of:

            (i) the Airframe Basic Price as revised as of the Delivery Date in accordance with Clause 4.1; plus

            (ii) the aggregate of all increases or decreases to the Airframe Basic Price as agreed in any Specification Change Notice or part thereof applicable to the Airframe subsequent to the date of this Agreement as revised as of the Delivery Date in accordance with Clause 4.1; plus

            (iii) the Reference Price of the installed Propulsion Systems as revised as of the Delivery Date in accordance with Clause 4.2; plus

            (iv) the aggregate of all increases or decreases to the Propulsion Systems Reference Price as agreed in any Specification Change Notice or part thereof applicable to the Propulsion Systems subsequent to the date of this Agreement as revised as of the Delivery Date in accordance with Clause 4.2; plus

            (v) any other amount due by the Buyer to the Seller pursuant to this Agreement and/or any other written agreement between the Buyer and the Seller with respect to the Aircraft; and [DELETED].

4           PRICE REVISION

4.1         Revision of Airframe Basic Price

            The Airframe Basic Price is subject to revision in accordance with the Airframe Price Revision Formula up to and including the Delivery Date as set forth in Part 1 of Exhibit D.

4.2         Revision of Propulsion Systems Reference Price

            4.2.1. The Propulsion Systems Reference Price is subject to revision in accordance with the Propulsion Systems Price Revision Formula up to and including the Delivery Date, as set forth in Part 2 of Exhibit D.

4.2.2 Modification of Propulsion Systems Reference Price and Propulsion Systems Price Revision Formula

            The Propulsion Systems Reference Price, the prices of the related equipment and the Propulsion Systems Price Revision Formula are based on information received from the Propulsions Systems Manufacturer and are subject to amendment by the Propulsion Systems Manufacturer at any time prior to the Delivery Date. If the Propulsion Systems Manufacturer makes any such amendment the amendment shall be automatically incorporated into this Agreement and the Propulsion Systems Reference Price, the prices of the related equipment and the Propulsion Systems Price Revision Formula shall be adjusted accordingly. The Seller agrees to notify the Buyer as soon as it receives notice of any such amendment from the Propulsion Systems Manufacturer.

5           PAYMENTS

5.1         Seller's Account

            The Buyer shall pay the Predelivery Payments, the Balance of Final Price and/or any other amount due by the Buyer to the Seller, to the Seller's account No with:

            [DELETED]

            or to such other account as may be designated by the Seller.

5.2         Deposits

            An amount equal to the initial deposit of US Dollars [DELETED] per each firmly ordered A320, A321, A318 Aircraft and US Dollars [DELETED] per each firmly ordered A330 Aircraft already paid by the Buyer to the Seller prior to the date of this Agreement shall be deducted from the first Predelivery Payment due under this Agreement.

5.3         Predelivery Payments

5.3.1 Predelivery Payments will be paid by the Buyer to the Seller for each Aircraft and will, in the aggregate, amount to [DELETED] of the Predelivery Payment Reference Price of the Aircraft as defined below:

            A = [DELETED]

            Where

            A : The Predelivey Payment Reference Price for Aircraft to be
                 delivered in year T;

            T : the year of delivery of the relevant Aircraft

            Pb: the Basic Price of the Aircraft as defined in Clause 3.1 hereof

            N : (T-1999)

5.3.2 Such Predelivery Payments shall be made in accordance with the following schedule:

                                                      PERCENTAGE OF
                                                      PREDELIVERY PAYMENT
             DUE DATE OF PAYMENTS                     REFERENCE PRICE

             [DELETED]                                [DELETED]
             [DELETED]

            [DELETED]                                 [DELETED]
            [DELETED]                                 [DELETED]
            [DELETED]                                 [DELETED]
            [DELETED]                                 [DELETED]
            ____________________________Total
            Payment prior to Delivery                 [DELETED]

            [DELETED]

5.4         Balance of Final Price

5.4.1 The Balance of the Final Price payable by the Buyer to the Seller on the Delivery Date shall be the Final Price less the amount of Predelivery Payments received by the Seller on or before the Delivery Date. The Seller's receipt of the full amount of all Predelivery Payments and of the Final Contract Price will be a condition precedent to the Seller's obligation to deliver such Aircraft.

5.5         Other Charges

5.5.1 If not expressly stipulated otherwise any other charges due under this Agreement other than those set out in Clauses 5.2, 5.3 and 5.4 shall be paid by the Buyer at the same time as payment of the Balance of Final Price or, if invoiced after the Delivery Date, within thirty (30) days after the invoice date.

5.5.2 Notwithstanding any other rights the Seller may have at contract or at law, the Buyer and the Seller hereby agree that should any amount (whether at the stated maturity of such amount, by acceleration or otherwise) becomes due and payable hereunder by the Buyer and not be paid in full in immediately available funds on the date due, then the Seller will have the right to debit and apply, in whole or in part, the unused amount of any credit made available by the Seller to the Buyer against such unpaid amount. The Seller will promptly notify the Buyer in writing after such debiting and application.

5.6         Proprietary Interest

            The Buyer will not, by virtue of anything contained in this Agreement (including, without limitation, any Predelivery Payments hereunder, or any designation or identification by the Seller of a particular Aircraft as an Aircraft to which any of the provisions of this Agreement refers), and notwithstanding any provision of law to the contrary, acquire any proprietary, insurable or other interest whatsoever in any Aircraft prior to Delivery of any payment for such Aircraft as provided in this Agreement.

5.7         Method of Payment

5.7.1 All payments provided for in this Agreement shall be made in the United States Dollars (USD) in immediately available funds.

5.7.2 All payments due to the Seller hereunder shall be made in full, without set-off, counterclaim, deduction or withholding of any kind. Consequently, the Buyer shall procure that the sums received by the Seller under this Agreement shall be equal to the full amounts expressed to be due to the Seller hereunder, without deduction or withholding on account of and free from any and all taxes, levies, imposts, dues or charges of whatever nature. If the Buyer is compelled by law to make any such deduction or withholding the Buyer shall pay such additional amounts as may be necessary in order that the net amount received by the Seller after such deduction or withholding shall be equal to the amounts which would have been received in the absence of such deduction or withholding and pay to the relevant taxation or other authorities within the period for payment permitted by applicable law, the full amount of the deduction or withholding.

5.7.3 The Buyer shall have no right to any refund of any Predelivery Payment received by the Seller, [DELETED].

5.8         Overdue Payments

            If any payment due to the Seller under this Agreement including but not limited to any Predelivery Payment, option fees for the Aircraft as well as any payment for any spare parts, data, documents, training and services due to the Seller, is not received on the due date, and in the event that the Seller has not received such [DELETED], the Seller will have the right to claim from the Buyer, and the Buyer shall promptly pay to the Seller upon receipt of such claim, interest for late payment calculated at a rate equal [DELETED] on the amount of such overdue payment. In such event, overdue interest shall be calculated from and including the due date of such payment up to and including the date when the payment is received by the Seller. The Seller's right to receive such interest shall be without prejudice to the Seller's other rights under this Agreement and at law.

            All such interest shall be [DELETED] and calculated on the basis of the actual number of days elapsed in the month [DELETED].

            If any Predelivery Payment is not effected on the date or dates when due, as set forth in this Clause, or as may be otherwise agreed upon in writing between the Buyer and the Seller, then the Seller shall have the right to [DELETED].

5.9         Taxes

5.9.1 The amounts stated in this Agreement to be payable by the Buyer are exclusive of value added tax ("VAT") chargeable under the laws of the Delivery Location and accordingly the Buyer shall pay any VAT chargeable in respect of supplies to the Buyer as contemplated by this Agreement.

5.9.2 The Seller shall pay all other taxes, duties or similar charges of any nature whatsoever levied, assessed, charged or collected for or in connection with the fabrication, manufacture, assembly, sale and delivery under this Agreement of any of the Aircraft, services, instructions and data delivered or furnished hereunder provided such charges have been promulgated and are enforceable under the laws of the Delivery Location.

5.9.3 The Buyer shall bear the costs of and pay any and all taxes, duties or similar charges of any nature whatsoever not assumed by the Seller under Clause 5.9.2 including but not limited to any duties or taxes due upon or in relation to the importation or registration of the Aircraft in the Buyer's country and/or any withholdings or deductions levied or required in the Buyer's country in respect of the payment to the Seller of any amount due by the Buyer hereunder.

5.9.4       The Buyer and the Seller agree to [DELETED].

6           MANUFACTURE PROCEDURE - INSPECTION

6.1.        Manufacture Procedure

            The Airframe shall be manufactured in accordance with the relevant requirements of the laws of the jurisdiction of incorporation of the relevant Member as enforced by the Aviation Authority of such jurisdiction.

6.2         Inspection

6.2.1 Subject to providing the Seller with certificates evidencing compliance with the insurance requirements set forth in Clause 19, the Buyer or its duly authorised representatives (the "Buyer's Inspector(s)") shall be entitled to inspect the manufacture of the Airframe and all materials and parts obtained by the Seller for the manufacture of the Airframe on the following terms and conditions;

            (i) any inspection shall be made according to a procedure to be agreed upon with the Buyer but shall be conducted pursuant to the Seller's own system of inspection as developed under the supervision of the relevant Aviation Authority;

            (ii) the Buyer's Inspector(s) shall have access to such relevant technical data as is reasonably necessary for the purpose of the inspection;

            (iii) any inspection and any related discussions with the Seller and other relevant personnel by the Buyer's Inspector(s) shall be at reasonable times during business hours and shall take place in the presence of relevant inspection department personnel of Seller;

            (iv) the inspections shall be performed in a manner not to unduly delay or hinder the manufacture or assembly of the Aircraft or the performance of this Agreement by the Seller or any other work in progress at the Manufacture Facilities.

6.2.2       Location of Inspections

            The Buyer's Inspector(s) shall be entitled to conduct any such inspection at the relevant Manufacture Facility of the Seller or the Members and where possible at the Manufacture Facilities of the sub-contractors provided that if access to any part of the Manufacture Facilities where the Airframe manufacture is in progress or materials or parts are stored are restricted for security or confidentiality reasons, the Seller shall be allowed reasonable time to make the relevant items available elsewhere.

6.3         Seller's Service for Buyer's Inspector(s)

            For the purpose of the inspections, and commencing with the date of this Agreement until the Delivery Date of the last Aircraft, the Seller shall furnish without additional charge suitable space and office equipment, including telephone and telefax connection, in or conveniently located with respect to the Delivery Location for the use of a reasonable number of Buyer's Inspector(s).

6.4         INDEMNITY

            THE SELLER WILL INDEMNIFY AND HOLD HARMLESS THE BUYER, ITS DIRECTORS, OFFICERS, AGENTS, ASSIGNEES AND EMPLOYEES FROM AND AGAINST ALL LIABILITIES, DAMAGES, LOSSES, COSTS AND EXPENSES (I) FOR ALL INJURIES TO AND DEATHS OF PERSONS (EXCEPTING INJURIES TO OR DEATH OF THE BUYER'S INSPECTORS PARTICIPATING IN ANY TESTS, CHECKOUTS OR INSPECTIONS OR CONTROLS UNDER THIS CLAUSE 6) CAUSED BY THE SELLER OR THE BUYER OR ITS INSPECTORS AND (II) FOR ANY LOSS OF OR DAMAGE TO PROPERTY (EXCEPTING LOSS OF OR DAMAGE TO PROPERTY OF THE BUYER'S SAID INSPECTORS) CAUSED BY THE SELLER OR THE BUYER OR ITS INSPECTORS, IN EITHER CASE WHEN ARISING OUT OF OR IN CONNECTION WITH ANY SUCH TESTS, CHECKOUTS, INSPECTIONS OR CONTROLS UNDER THIS CLAUSE 6. THIS INDEMNITY OF THE SELLER WILL NOT APPLY FOR ANY SUCH LIABILITIES, DAMAGES, LOSSES, COSTS OR EXPENSES ARISING OUT OF OR CAUSED BY THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF THE BUYER'S SAID INSPECTORS.

            THE BUYER AND ITS DIRECTORS, OFFICERS, AGENTS, ASSIGNEES AND EMPLOYEES WILL INDEMNIFY AND HOLD HARMLESS THE SELLER, AND THEIR RESPECTIVE OFFICERS, AGENTS AND EMPLOYEES FROM AND AGAINST ALL LIABILITIES, DAMAGES, LOSSES, COSTS AND EXPENSES (I) FOR INJURIES TO OR DEATHS OF THE BUYER'S SAID INSPECTORS PARTICIPATING IN ANY TESTS, CHECKOUTS, INSPECTIONS OR CONTROLS UNDER THIS CLAUSE 6, (II) FOR LOSS OF OR DAMAGE TO PROPERTY OF THE BUYER'S SAID INSPECTORS OR
            (III) ARISING OUT OF OR CAUSED BY THE WILLFUL MISCONDUCT OR GROSS NEGLIGENCE OF THE BUYER'S SAID INSPECTORS. WITH RESPECT TO SUBCLAUSES (I) AND (II) OF THE PRECEDING SENTENCE, THE BUYER WILL NOT BE OBLIGATED TO INDEMNIFY OR HOLD HARMLESS THE SELLER WHERE THE LIABILITIES, DAMAGES, LOSSES, COSTS OR EXPENSES ARISE FROM THE SELLER'S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT.

            IN THE EVENT ANY CLAIM IS MADE OR LAWSUIT IS BROUGHT AGAINST EITHER PARTY (OR ITS RESPECTIVE DIRECTORS, OFFICERS, AGENTS OR EMPLOYEES) FOR DAMAGES FOR DEATH OR INJURY OR FOR PROPERTY

            DAMAGE, THE LIABILITY FOR WHICH HAS BEEN ASSUMED BY THE OTHER PARTY PURSUANT TO THIS SUBCLAUSE 6.4, THE FORMER (INDEMNITEE) WILL PROMPTLY GIVE NOTICE TO THE OTHER PARTY (INDEMNITOR), AND THE INDEMNITOR WILL ASSUME AND CONDUCT THE DEFENSE THEREOF, AND WILL EFFECT ANY SETTLEMENT WHICH IT, IN ITS OPINION, DEEMS PROPER. IN THE EVENT THAT THE INDEMNITOR DOES NOT ASSUME AND CONDUCT THE DEFENSE OF THE CLAIM OR SUIT, THEN THE INDEMNITEE WILL HAVE THE RIGHT TO PROCEED WITH DEFENSE OF THE CLAIM OR LAWSUIT AS IT DEEMS APPROPRIATE AND WILL HAVE AN ACTION AGAINST THE INDEMNITOR FOR ANY JUDGMENTS, SETTLEMENTS, COSTS OR EXPENSES INCURRED IN CONDUCTING SAID DEFENSE.

7           CERTIFICATION

7.1         Type Certification

            Prior to the delivery of the first Aircraft of each of the types ordered under this Agreement, the Seller shall obtain the relevant type certificate for the Aircraft under Joint Aviation Authorities
            (JAA) procedures for joint certification in the transport category.

            [DELETED]

7.2         Export Airworthiness Certificate

7.2.1 The Aircraft shall be delivered to the Buyer with an Export Airworthiness Certificate.

7.2.2 If, any time before the date on which the Aircraft is Ready for Delivery, any law or regulation is enacted, promulgated, becomes effective and/or an interpretation of any law or regulation is issued which requires any change to the Specification for the purposes of obtaining the Export Airworthiness Certificate (a "Change in Law"), the Seller shall [DELETED]. In the event of such a variation or modification being made pursuant to this sub-Clause, the parties hereto shall sign a SCN which shall specifiy the effects, if any, upon the guaranteed performances, weights, interchangeability, time of Delivery and text of the Specification.

7.2.3 Notwithstanding the provisions of sub-Clauses 7.2.2, if the Change in Law relates to the Propulsion Systems and in particular to engine accessories, quick engine change units or thrust reversers, the costs shall be borne in accordance with such arrangements as may be made separately between the Buyer and the Propulsion Systems Manufacturer.

7.2.4 The Seller shall as far as practicable take into account the information available to it and notify the Buyer accordingly concerning any proposed law, regulation or interpretation of the Seller's Aviation Authorities which could become a Change in Law in order to minimise the costs of changes to the Specification as a result of such proposed law regulation or interpretation becoming effective prior to the Aircraft being Ready for Delivery.

7.4         Validation of the Export Airworthiness Certificate

            Upon the Buyer's request, the Seller shall identify the changes that [DELETED].

            [DELETED]

            Such changes shall be made the subject of an SCN to be agreed between the parties, which shall specify the corresponding effect, if any, on the price, guaranteed performances, weight, design, interchangeability, maintainability, or replaceability requirements and on the text of the Specification and time of Delivery of the Aircraft.

8           BUYER'S TECHNICAL ACCEPTANCE

8.1         Technical Acceptance Process

8.1.1 Prior to Delivery the Aircraft shall undergo a technical acceptance process, proposed by the Seller (the "Technical Acceptance Process"). Completion of the Technical Acceptance Process shall demonstrate the satisfactory functioning of the Aircraft and its equipment and shall be deemed to demonstrate compliance with the Specification. Should it be established from the Technical Acceptance Process that an Aircraft and its equipment does not comply with the Technical Acceptance Process requirements and the Specification and/or does do not function satisfactorily, the Seller shall without hindrance from the Buyer be entitled to carry out any necessary changes or correction for the proper correction of the non-compliance and, as soon as practicable thereafter, resubmit the Aircraft to such further Technical Acceptance Process as is necessary to demonstrate the elimination of the non-compliance [DELETED].

8.1.2       The Technical Acceptance Process shall:

            (i) commence on a date notified in writing by the Seller to the Buyer by no less than [DELETED] days notice;

            (ii)  take place at the Delivery Location;

            (iii) be carried out by the personnel of the Seller;

            (iv) include a technical acceptance flight which shall not exceed a period of three (3) hours.

            Upon the Buyer's request, the Seller shall brief one flight crew (2 pilots) of the Buyer's flight crew (or of its operator) trained under sub-Clause 16.7.1 prior to acceptance of the Aircraft. This briefing shall provide specific information related to acceptance flights.

8.2         Buyer's Attendance

8.2.1 The Buyer shall be entitled to elect to attend the Technical Acceptance Process.

8.2.2 If the Buyer elects to attend the Technical Acceptance Process, the Buyer;

            (i) shall co-operate in complying with the reasonable requirements of the Seller with the intention of completing the Technical Acceptance Process within five (5) business days for A318 and A320 Family Aircraft or seven (7) business days for A330 Aircraft, after its commencement;

            (ii) may have a maximum of four (4) of the Buyer's representatives (with no more than three (3) such representatives, having access to the cockpit at any one time) accompany the Seller's representatives on a technical acceptance flight and during such flight the Buyer's representatives shall comply with the instructions of the Seller's representatives.

8.2.3 If the Buyer does not attend and/or fails to co-operate in the Technical Acceptance Process, the Seller shall be entitled to complete the Technical Acceptance Process and the Buyer shall be deemed to have accepted the Technical Acceptance Process as satisfactory in all respects.

8.3         Certificate of Acceptance

            Upon successful completion of the Technical Acceptance Process, the Buyer shall, on or before the Delivery Date, sign and deliver to the Seller a certificate of acceptance in respect of the Aircraft in the form of Exhibit E (the "Certificate of Acceptance").

8.4         Aircraft Utilisation

                  The Seller shall, without payment or other liability, be
            entitled to use the Aircraft prior to Delivery as may be necessary to obtain the certificates required under Clause 7, and such use shall not prejudice the Buyer's obligation to accept Delivery of the Aircraft hereunder, [DELETED] The Seller shall [DELETED]. The Buyer shall [DELETED]. The Seller agrees that it will not [DELETED].

8.5         Finality of Acceptance

            The Buyer's acceptance of delivery of each Aircraft will constitute waiver by the Buyer of any right it may have under the Uniform Commercial Code or otherwise to revoke such acceptance for any reason, whether known or unknown to the Buyer at the time of acceptance.

8.6         INDEMNITY

            THE SELLER WILL INDEMNIFY AND HOLD HARMLESS THE BUYER, ITS DIRECTORS, OFFICERS, AGENTS AND EMPLOYEES FROM AND AGAINST ALL LIABILITIES, DAMAGES, LOSSES, COSTS AND EXPENSES (I) FOR ALL INJURIES TO AND DEATHS OF PERSONS (EXCEPTING INJURIES TO AND DEATHS OF THE BUYER'S REPRESENTATIVES PARTICIPATING IN ANY GROUND OR FLIGHT TESTS UNDER THIS CLAUSE 8) CAUSED BY THE SELLER OR THE BUYER OR ITS REPRESENTATIVES AND (II) FOR ANY LOSS OF OR DAMAGE TO PROPERTY (EXCEPTING LOSS OF OR DAMAGE TO PROPERTY OF THE BUYER'S SAID REPRESENTATIVES) CAUSED BY THE SELLER OR THE BUYER OR ITS REPRESENTATIVES, IN EITHER CASE WHEN ARISING OUT OF OR IN CONNECTION WITH THE OPERATION OF THE AIRCRAFT DURING ANY GROUND OR FLIGHT TESTS UNDER THIS CLAUSE 8. THIS INDEMNITY OF THE SELLER WILL NOT APPLY FOR ANY SUCH LIABILITIES, DAMAGES, LOSSES, COSTS OR EXPENSES ARISING OUT OF OR CAUSED BY THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF THE BUYER'S SAID REPRESENTATIVES.

            THE BUYER WILL INDEMNIFY AND HOLD HARMLESS THE SELLER AND EACH OF THEIR RESPECTIVE DIRECTORS, OFFICERS, AGENTS AND EMPLOYEES FROM AND AGAINST ALL LIABILITIES, DAMAGES, LOSSES, COSTS AND EXPENSES (I) FOR INJURIES TO OR DEATHS OF THE BUYER'S SAID REPRESENTATIVES PARTICIPATING IN ANY GROUND OR FLIGHT TESTS UNDER THIS CLAUSE 8,
            (II) FOR LOSS OF OR DAMAGE TO PROPERTY OF THE BUYER'S SAID REPRESENTATIVES OR (III) ARISING OUT OF OR CAUSED BY

            THE WILLFUL MISCONDUCT OR GROSS NEGLIGENCE OF THE BUYER'S SAID REPRESENTATIVES. WITH RESPECT TO SUBCLAUSES (I) AND (II) OF THE PRECEDING SENTENCE, THE BUYER WILL NOT BE OBLIGATED TO INDEMNIFY OR HOLD HARMLESS THE SELLER WHERE THE LIABILITIES, DAMAGES, LOSSES, COSTS OR EXPENSES ARISE FROM THE SELLER'S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT.

            IN THE EVENT ANY CLAIM IS MADE OR LAWSUIT IS BROUGHT AGAINST EITHER PARTY (OR ITS RESPECTIVE DIRECTORS, OFFICERS, AGENTS OR EMPLOYEES) FOR DAMAGES FOR DEATH OR INJURY OR FOR PROPERTY DAMAGE, THE LIABILITY FOR WHICH HAS BEEN ASSUMED BY THE OTHER PARTY PURSUANT TO THIS SUBCLAUSE 8.6, THE FORMER (INDEMNITEE) WILL PROMPTLY GIVE NOTICE TO THE OTHER PARTY (INDEMNITOR), AND THE INDEMNITOR WILL ASSUME AND CONDUCT THE DEFENSE THEREOF, AND WILL EFFECT ANY SETTLEMENT WHICH IT, IN ITS OPINION, DEEMS PROPER. IN THE EVENT THAT THE INDEMNITOR DOES NOT ASSUME AND CONDUCT THE DEFENSE OF THE CLAIM OR SUIT, THEN THE INDEMNITEE WILL HAVE THE RIGHT TO PROCEED WITH DEFENSE OF THE CLAIM OR LAWSUIT AS IT DEEMS APPROPRIATE AND WILL HAVE AN ACTION AGAINST THE INDEMNITOR FOR ANY JUDGMENTS, SETTLEMENTS, COSTS OR EXPENSES INCURRED IN CONDUCTING SAID DEFENSE.

9           DELIVERY

9.1         Delivery Schedule

9.1.1 Subject to Clauses 2, 7, 8, 10 and 18 hereof, the Seller shall have the Aircraft Ready for Delivery at the Delivery Location within the months of Scheduled Delivery set forth in Table A to Letter Agreement No 2. Each of such months shall be, with respect to the corresponding Aircraft (the "Scheduled Delivery Month").

9.1.2       [DELETED]
            The Seller shall give the Buyer at least thirty (30) days prior written notice of the date on which the Aircraft shall be Ready for Delivery. Thereafter the Seller shall notify the Buyer of any change in such date necessitated by the conditions of manufacture or flight.

9.2         Delivery

9.2.1 The Buyer shall send its representatives to the Delivery Location to take Delivery of, and collect, the Aircraft within [DELETED] after the date on which the Aircraft is Ready for Delivery and shall pay the Balance of the Final Price on or before the Delivery Date.

9.2.2 The Seller shall deliver and transfer title to the Aircraft free and clear of all encumbrances to the Buyer provided that the Balance of the Final Price has been paid by the Buyer pursuant to Clause 5.4 and that the Certificate of Acceptance has been signed and delivered to the Seller pursuant to Clause 8.3. The Seller shall provide the Buyer with a full warranty bill of sale in the form of Exhibit F conveying to the Buyer good and marketable title to the Aircraft free and clear of all liens, claims, charges and encumberances of any kind (the "Bill of Sale") and/or such other documentation confirming transfer of title and receipt of the Final Price as may reasonably be requested by the Buyer. Title to, property in and risk of loss or damage to the Aircraft shall be transferred to the Buyer on Delivery.

9.2.3       Should the Buyer fail to

            (i) deliver the signed Certificate of Acceptance to the Seller within the delivery period as defined in Clause 9.2.1; or

            (ii) pay the Balance of the Final Price for the Aircraft to the Seller within the above defined period then the Buyer shall be deemed to have rejected delivery of the Aircraft without warrant when duly tendered to it hereunder. In addition to Clause 5.7 and the Seller's other rights under this Agreement, the Buyer shall indemnify and hold the Seller harmless against any and all costs (including but not limited to any parking, storage, and insurance [DELETED].

9.3         Fly Away

9.3.1 The Buyer and the Seller shall co-operate to obtain any licenses which may be required by the Aviation Authority of the Delivery Location for the purpose of exporting the Aircraft.

9.3.2 All expenses of, or connected with, flying the Aircraft from the Delivery Location after Delivery shall be borne by the Buyer or its Operator. The Buyer or its Operator shall make direct arrangements with the supplying companies for the fuel and oil required for all post-Delivery flights.

10          EXCUSABLE DELAY

10.1 The Buyer acknowledges that the Aircraft are to be manufactured by Seller in performance of this Agreement and that the Scheduled Delivery Months are based on the assumption that there shall be no delay due to causes beyond the control of the Seller. Accordingly, Seller shall not be responsible for any delay in the Delivery of the Aircraft or delay or interruption in the performance of the other obligations of the Seller hereunder due to causes beyond its control, and not occasioned by its fault or negligence including (but without limitation) acts of God or the public enemy, war, civil war, warlike operations, terrorism, insurrections or riots, fires, explosions, natural disasters, compliance with any applicable foreign or domestic governmental regulation or order, labour disputes causing cessation, slowdown or interruption of work, inability after due and timely diligence to procure materials, equipment or parts, general hindrance in transportation or failure of a sub-contractor or supplier to furnish materials, equipment or parts. Any delay or interruption resulting from any of the foregoing causes is referred to as an "Excusable Delay".

10.2        If an Excusable Delay occurs:

            (i) the Seller shall notify the Buyer of such Excusable Delay as soon as practicable after becoming aware of the same;

            (ii) the Seller shall not be responsible for any damages arising from or in connection with such Excusable Delay suffered or incurred by the Buyer;

            (iii) the Seller shall not be deemed to be in default in the performance of its obligations hereunder as a result of such Excusable Delay; and

            (iv)  [DELETED]

10.3        Termination on Excusable Delay

10.3.1 If the Delivery of any Aircraft is delayed as a result of an Excusable Delay for a period of more than [DELETED] months after the last day of the Scheduled Delivery Month, [DELETED] months [DELETED] due to an Excusable Delay, then the Buyer may terminate this Agreement with respect to the Aircraft so affected by giving written notice to the Seller within thirty (30) days after the expiry of such [DELETED] month period, provided that the Buyer shall not be entitled to terminate this Agreement pursuant to this Clause if the Excusable Delay results from a cause within its control.

10.3.2 If the Delivery of any Aircraft is delayed as a result of an Excusable Delay for a period of more than [DELETED] months after the last day of the Scheduled Delivery Month, or if the Seller concludes that the Delivery of any Aircraft shall be delayed for more than [DELETED] months after the last day of the Scheduled Delivery Month due to an Excusable Delay and as a result thereof reschedules Delivery of such Aircraft to a date or month reflecting such delay then the Seller shall promptly notify the Buyer in writing to this effect and shall include in such notification the new Scheduled Delivery Month. Either party may thereupon terminate this Agreement with respect to such Aircraft by giving written notice to the other party within thirty (30) days after receipt by the Buyer of the notice of anticipated delay.

10.3.3 If this Agreement shall not have been terminated with respect to the delayed Aircraft during the thirty (30) day period referred to in either Clause 10.3.1 or 10.3.2 above, then the Seller shall be entitled to reschedule Delivery and the new Scheduled Delivery Month shall be notified to the Buyer and shall be binding on the parties. The Seller shall [DELETED].

10.4        Total Loss, Destruction or Damage

            If prior to Delivery, any Aircraft is lost, destroyed or in the reasonable opinion of the Seller is damaged beyond repair ("Total Loss"), the Seller shall notify the Buyer to this effect within one
            (1) month of such occurrence. The Seller shall include in said notification (or as soon after the issue of the notice as such information becomes available to the Seller) the earliest date consistent with the Seller's other commitments and production capabilities that an aircraft to replace the Aircraft may be delivered to the Buyer and the Scheduled Delivery Month shall be extended as specified in the Seller's notice to accommodate the delivery of the replacement aircraft: provided, however, that in the event the specified extension of the Scheduled Delivery Month to a month is exceeding twelve (12) months after the last day of the original Scheduled Delivery Month then this Agreement shall terminate with respect to said Aircraft [DELETED].

            (i) the Buyer notifies the Seller within one (1) month of the date of receipt of the Seller's notice that [DELETED]; and

            (ii) the parties execute an amendment to this Agreement recording the variation in the Scheduled Delivery Month; provided, however, that nothing herein shall require the Seller to manufacture and deliver a replacement aircraft if such manufacture would require the reactivation of its production line for the model or series of aircraft which includes the Aircraft purchased hereunder.

10.5        Termination Rights Exclusive

            In the event that this Agreement shall be terminated with respect to an Aircraft as provided for under the terms of Clauses 10.3 or 10.4, such termination shall discharge all obligations and liabilities of the parties hereunder with respect to such affected Aircraft and undelivered material, services, data or other items applicable thereto and to be furnished hereunder and neither party shall have any claim against the other for any loss resulting from such non-delivery, [DELETED].

10.6        Waiver

            The Seller shall not under any circumstances have any liability whatsoever in respect of delay or failure in the delivery of any Aircraft other than and beyond the liabilities set forth in this Clause.

10.7        REMEDIES

            THIS CLAUSE 10 SETS FORTH THE SOLE AND EXCLUSIVE REMEDY OF THE BUYER FOR DELAYS IN DELIVERY OR FAILURE TO DELIVER, OTHER THAN SUCH DELAYS AS ARE COVERED BY CLAUSE 11, AND THE BUYER HEREBY WAIVES ALL RIGHTS, INCLUDING WITHOUT LIMITATION ANY RIGHTS TO INCIDENTAL AND CONSEQUENTIAL DAMAGES OR SPECIFIC PERFORMANCE, TO WHICH IT WOULD OTHERWISE BE ENTITLED IN RESPECT THEREOF. THE BUYER WILL NOT BE ENTITLED TO CLAIM THE REMEDIES AND RECEIVE THE BENEFITS PROVIDED IN THIS CLAUSE 10 TO THE EXTENT THE DELAY REFERRED TO IN THIS CLAUSE 10 IS SOLELY CAUSED BY THE BUYER OR ITS REPRESENTATIVES.

11          NON-EXCUSABLE DELAY

11.1        [DELETED]

11.1.1 Should any of the Aircraft not be Ready for Delivery to the Buyer [DELETED] and such delay is not as a result of an Excusable Delay or Total Loss (a "Non-Excusable Delay"), then the Buyer [DELETED]. [DELETED]

11.1.2      [DELETED]

11.1.3      [DELETED]

11.1.4      [DELETED]

11.2        Total Liability

            Notwithstanding Subclause 11.1, the total liability of the Seller under this Clause 11 and this Agreement with respect to any Aircraft will in no event exceed [DELETED] of the affected Aircraft.

11.3        [DELETED]

11.4        Termination

11.4.1 If as a result of Non-Excusable Delay, Delivery does not occur in the period falling [DELETED] the Delivery Date pursuant to Clause 11.2, the Buyer shall have the right exercisable by written notice to the Seller, given not less than one (1) month nor more than two
            (2) months after [DELETED].

11.4.2      [DELETED]

11.4.3      [DELETED]

11.5        [DELETED]

11.6        Waiver

            The Seller shall not under any circumstances have any liability whatsoever in respect of delay or failure in the delivery of any Aircraft other than and beyond the liabilities set forth in this Clause.

11.7        REMEDIES

            THIS CLAUSE 11 SETS FORTH THE SOLE AND EXCLUSIVE REMEDY OF THE BUYER FOR DELAYS IN DELIVERY OR FAILURE TO DELIVER, OTHER THAN SUCH DELAYS AS ARE COVERED BY CLAUSE 10, AND THE BUYER HEREBY WAIVES ALL RIGHTS, INCLUDING WITHOUT LIMITATION ANY RIGHTS TO INCIDENTAL AND CONSEQUENTIAL DAMAGES OR SPECIFIC PERFORMANCE, TO WHICH IT WOULD OTHERWISE BE ENTITLED IN RESPECT THEREOF. THE BUYER WILL NOT BE ENTITLED TO CLAIM THE REMEDIES AND RECEIVE THE BENEFITS PROVIDED IN THIS CLAUSE 11 [DELETED].

12          WARRANTIES AND SERVICE LIFE POLICY

            This Clause covers the terms and conditions of the warranty and service life policy.

12.1        Standard Warranty

12.1.1      Nature of Warranty

            Subject to the conditions and limitations as hereinafter provided for and except as provided for in Clause 12.1.2, the Seller warrants to the Buyer that each Aircraft and all Warranted Parts as defined hereinafter shall at Delivery to the Buyer:

            (i)   be free from defects in material;

            (ii) be free from defects in workmanship, including without limitation processes of manufacture;

            (iii) be free from defects in design (including without limitation the selection of materials) having regard to the state of the art at the date of such design; and

            (iv) be free from defects arising from failure to conform to the Specification, except to those portions of the Specification relating to performance or where it is expressly stated that they are estimates, approximations or design aims.

            For the purpose of this Agreement the term "Warranted Part" shall mean any Seller proprietary component, equipment, accessory or part as installed on an Aircraft at Delivery of such Aircraft and

            (a) which is manufactured to the detailed design of the Seller or a subcontractor of the Seller and

            (b) which bears a part number of the Seller at the time of such delivery.

12.1.2      Exclusions

            The warranties set forth in Clause 12.1.1 shall not apply to Buyer Furnished Equipment, nor to the Propulsion Systems, nor to any component, equipment, accessory or part purchased by the Seller that is not a Warranted Part except that:

            (i) any defect in the Seller's installation of such items in the Aircraft, including any failure by the Seller to conform to the installation instructions of the manufacturer of such item that invalidates any applicable warranty from such manufacturer, shall constitute a defect in workmanship for the purpose of this Clause and be covered by the warranty set forth in sub-Clause 12.1.1 (ii); and

            (ii) any defect inherent in the Seller's design of the installation, in view of the state of the art at the date of such design, which impairs the use of such item shall constitute a defect in design for the purpose of this Clause and be covered by the warranty set forth in sub-Clause 12.1.1
                  (iii).

12.1.3      Warranty Period

            The warranties contained in Clauses 12.1.1 and 12.1.2 shall be limited to those defects which become apparent within thirty six
            (36) months after Delivery of the affected Aircraft ("Warranty Period").

12.1.4      Buyer's Remedy and Seller's Obligation

12.1.4.1 The Buyer's remedy and the Seller's obligation and liability under Clauses 12.1.1 and 12.1.2 are limited to the repair, replacement or correction of any Warranted Part which is defective or to the supply of modification kits rectifying the defect, at the Seller's expense and option.

            The Seller may equally at its option furnish a credit to the Buyer equal to the price at which the Buyer is entitled to purchase a replacement for the defective Warranted Part;

12.1.4.2    In the event of a defect covered by sub-Clauses 12.1.1 (iii), 12.1.1
            (iv) and 12.1.2 (ii) becoming apparent within the Warranty Period and the Seller being obliged to correct such defect, the Seller shall also, if so requested by the Buyer, make such correction in any Aircraft which has not yet been delivered to the Buyer; provided, however

            (i) that the Seller shall not be responsible nor deemed to be in default on account of any delay in delivery of any Aircraft or otherwise, in respect of the performance of this Agreement due to the Seller's undertaking to make such correction and provided further

            (ii) that, rather than accept a delay in the delivery of any such Aircraft (and provided further that such Aircraft is eligible for the issuance of the Airworthiness Certificate pursuant to sub-Clause 7.2 of this Agreement), the Buyer and the Seller may agree to deliver such Aircraft with subsequent correction of the defect by the Buyer at the Seller's expense, or the Buyer may elect to accept delivery and thereafter file a warranty claim as though the defect had become apparent immediately after Delivery of such Aircraft.

12.1.4.3 In addition to the remedies set forth in Clauses 12.1.4.1 and 12.1.4.2, the Seller shall reimburse the direct labor costs spent by the Buyer in performing inspections of the Aircraft to determine whether or not a defect exists in any Warranted Part within the Warranty Period or until the corrective technical solution removing the need for the inspection is provided by the Seller whichever occurs earlier.

            The above commitment is subject to the following conditions:

            (i) such inspections are recommended by a Seller Service Bulletin to be performed within the Warranty Period;

            (ii) the inspection is performed outside of a scheduled maintenance check as recommended by the Seller's Maintenance Planning Document;

            (iii) the reimbursement shall not apply for any inspections performed as an alternative to accomplishing corrective action when such corrective action has been made available to the Buyer and such corrective action could have reasonably been accomplished by the Buyer at the time such inspections are performed or earlier,

            (iv) the labor rate to be used for the reimbursement shall be labor rate defined in Clause 12.1.7, and

            (v) the manhours used to determine such reimbursement shall not exceed the Seller's good faith estimate of the manhours required by the Buyer for such inspections.

12.1.5      Warranty Claim Requirements

            Each warranty claim by the Buyer ("Warranty Claim") shall be considered by the Seller only if the following conditions are first fulfilled:

            (i)   the defect having become apparent within the Warranty Period;

            (ii) the Buyer having submitted to the Seller proof reasonably satisfactory to the Seller that the claimed defect is due to a matter embraced within this Clause 12.1, and that such defect has not resulted from any act or omission of the Buyer, including but not limited to, any failure to operate and maintain the affected Aircraft or part thereof in accordance with the standards set forth or any matter covered in Clause 12.1.10;

            (iii) the Buyer having returned as soon as practicable the Warranted
                  Part claimed to be defective to the repair facilities as may be designated by the Seller, except when the Buyer elects to repair a defective Warranted Part in accordance with the provisions of Clause 12.1.7;

            (iv) the Seller having received a Warranty Claim as set forth in Clause 12.1.6.

12.1.6      Warranty Administration

            The warranties set forth in Clause 12.1 shall be administered as hereinafter provided for:

            (i)   Claim Determination

                  Warranty Claim determination by the Seller shall be reasonably based upon the claim details, reports from the Seller's local representative, historical data logs, inspection, tests, findings during repair, defect analysis and other suitable documents.

            (ii)  Transportation Costs

                  Transportation costs for sending a defective Warranted Part to the facilities designated by the Seller and for the return therefrom of a repaired or replaced Warranted Part shall be borne by the Buyer.

            (iii) Return of an Aircraft

                  In the event of the Buyer desiring to return an Aircraft to the Seller for consideration of a Warranty Claim, the Buyer shall notify the Seller of its intention to do so and the Seller shall, prior to such return, have the right to inspect such Aircraft and thereafter, without prejudice to its rights hereunder, to repair such Aircraft, at its sole option, either at the Buyer's facilities or at another place acceptable to the Seller. Return of any Aircraft by the Buyer to the Seller and return of such Aircraft to the Buyer's facilities shall be at the Buyer's expense.

            (iv)  On-Aircraft Work by the Seller

                  In the event that a defect subject to this Clause 12.1 may justify the dispatch by the Seller of a working team to repair or correct such defect through the embodiment of one or several Seller's Service Bulletins at the Buyer's facilities, or in the event of the Seller accepting the return of an Aircraft to perform or have performed such repair or correction, then the labor costs for such on-Aircraft work are to be borne by the Seller at the labor rate defined in Clause 12.1.7.

                  All related expenses, including but not limited to travel and living expenses, in excess of the labor costs as defined above, incurred in performing such repair or correction shall be borne by the Buyer.

                  The condition which has to be fulfilled for on-Aircraft work by the Seller is that in the opinion of the Seller, the work necessitates the technical expertise of the Seller as manufacturer of the Aircraft.

                  If said condition is fulfilled and if the Seller is requested to perform the work, the Seller and the Buyer shall agree on a schedule and place for the work to be performed.

                  The rate charged to the Buyer for any such services shall not exceed the rate charged to other commercial airline customers of the Seller during substantially the same time period.

            (v)   Warranty Claim Substantiation

                  In connection with each claim by the Buyer made under this Clause 12.1, the Buyer shall file a Warranty Claim on the Buyer's form within sixty (60) days after a defect became apparent. Such form must contain at least the following data:

                  a)    description of defect and action taken, if any,
                  b)    date of incident and/or of removal date,
                  c)    description of the defective part,
                  d)    part number,
                  e)    serial number (if applicable),
                  f)    position on Aircraft,
                  g) total flying hours or calendar time, as applicable at the date of defect appearance,
                  h) time since last shop visit at the date of defect appearance,
                  i) manufacturer serial number ("Manufacturer's Serial Number") of the Aircraft and/or its registration,
                  j) Aircraft total flying hours and/or number of landings at the date of defect appearance,
                  k)    Warranty Claim number,
                  l)    date of Warranty Claim,
                  m)    delivery date of Aircraft or part to the Buyer,

                  Warranty Claims are to be addressed as follows:

                  AIRBUS INDUSTRIE
                  CUSTOMER SERVICES DIRECTORATE
                  WARRANTY ADMINISTRATION
                  Rond-Point Maurice Bellonte
                  B.P. 33
                  F-31707 BLAGNAC CEDEX
                  FRANCE

            (vi)  Replacements

                  Components, equipment, accessories or parts, which the Seller has replaced pursuant to this Clause, shall become the Seller's property. The replacement components, equipment, accessories or parts provided by the Seller to the Buyer pursuant to this Clause shall become the Buyer's property.

            (vii) Seller's Rejection

                  The Seller shall provide reasonable written substantiation in case of rejection of a Warranty Claim. In such event the Buyer shall refund to the Seller reasonable inspection and test charges incurred in connection therewith.


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

            (viii) Seller's Inspection

                  The Seller shall have the right to inspect the affected Aircraft and documents and other records relating thereto in the event of any Warranty Claim under this Clause 12.1.

12.1.7      Inhouse Warranty

            (i)   Seller's Authorization

                  The Seller hereby authorizes the Buyer to perform the repair of Warranted Parts ("Inhouse Warranty") subject to the terms of this Clause 12.1.7.

            (ii)  Conditions for Seller's Authorization

                  The Buyer shall be entitled to repair such Warranted Parts only:

                  - if the Buyer notifies the Seller's Representative of its intention to perform Inhouse Warranty repairs before any such repairs are started where the estimated cost of such repair is in excess of US Dollars five thousand (US$ 5,000). The Buyer's notification shall include sufficient detail regarding the defect, estimated labor hours and material to allow the Seller to ascertain the reasonableness of the estimate. The Seller agrees to use all reasonable efforts to ensure a prompt response and shall not unreasonably withhold authorization;
                  - if adequate facilities and qualified personnel are available to the Buyer;
                  - in accordance with the Seller's written instructions set forth in the applicable Seller's technical documentation;
                  - to the extent specified by the Seller, or, in the absence of such specification, to the extent reasonably necessary to correct the defect, in accordance with the standards set forth in Clause 12.1.10.

            (iii) Seller's Rights

                  The Seller shall have the right to have any Warranted Part, or any part removed therefrom, claimed to be defective, returned to the Seller, as set forth in sub-Clause 12.1.6 (ii) if, in the judgement of the Seller, the nature of the defect requires technical investigation. The Seller shall further have the right to have a representative present during the disassembly, inspection and testing of any Warranted Part claimed to be defective, subject to the presence of such representative being practical and not unduly delaying the repair.

            (iv)  Inhouse Warranty Claim Substantiation

                  Claims for Inhouse Warranty credit shall contain the same information as that required for Warranty Claims under sub-Clause 12.1.6 (v) and in addition shall include:
                  a) a report of technical findings with respect to the defect,
                  b)    for parts required to remedy the defect:
                        -     part numbers,
                        -     serial numbers (if applicable),
                        -     parts description,
                        -     quantity of parts,
                        -     unit price of parts,
                        - related Seller's or third party's invoices (if applicable),
                        -     total price of parts,
                  c)    detailed number of labor hours,
                  d)    Inhouse Warranty Labor Rate,
                  e)    total claim value.

            (v)   Credit

                  The Buyer's account shall be credited with an amount equal to the mutually agreed direct labor costs expended in performing the off-Aircraft repair of a Warranted Part and to the direct costs of materials incorporated in said repair.

                  - For the determination of direct labor costs only manhours spent on disassembly, inspection, repair, reassembly, and final inspection and test of the Warranted Part are permissible. Any manhours required for maintenance work concurrently being carried out on the Aircraft or Warranted Part as well as for removal and installation of the Warranted Part are not included.

                  - The manhours permissible above shall be multiplied by a labor rate ("Inhouse Warranty Labour Rate") equal to either:

                        [DELETED]

                  - Direct material costs are determined by the prices at which the Buyer acquired such material, excluding any parts and materials used for overhaul and as may be furnished by the Seller at no charge.

            (vi)  Limitation

                  The Buyer shall in no event be credited for repair costs (including labor and material) in excess of [DELETED] per cent ([DELETED]%) of the current catalogue price for a replacement of the defective Warranted Part, or where the repair cost (including labor and material) is in excess of US Dollars [DELETED] (US$ [DELETED]) unless previously approved by the Seller in accordance with sub-Clause 12.1.7 (ii).

            (vii) Scrapped Material

                  The Buyer shall retain any defective Warranted Part which is beyond economic repair and any defective part removed from a Warranted Part during repair for a period of either one hundred and twenty (120) days after the date of completion of repair or sixty (60) days after submission of a claim for Inhouse Warranty credit relating thereto, whichever is longer. Such parts shall be returned to the Seller within thirty (30) days of receipt of the Seller's request to that effect.

                  Notwithstanding the foregoing, the Buyer may scrap any such defective parts which are beyond economic repair and not required for technical evaluation locally with the agreement of the Seller's local representative. Scrapped Warranted Parts shall be evidenced by a record of scrapped material certified by an authorized representative of the Buyer.

            (viii) THE SELLER WILL NOT BE LIABLE FOR ANY RIGHT, CLAIM OR REMEDY,
                  AND THE BUYER WILL INDEMNIFY THE SELLER AGAINST THE CLAIMS OF ANY THIRD PARTIES FOR ANY DEFECT, NONCONFORMANCE OR PROBLEM OF ANY KIND, ARISING OUT OF OR IN CONNECTION WITH ANY REPAIR OF WARRANTED PARTS OR ANY OTHER ACTIONS UNDERTAKEN BY THE BUYER UNDER THIS SUBCLAUSE 12.1.7, INCLUDING BUT NOT LIMITED TO: (I) LIABILITY IN CONTRACT OR TORT, (II) LIABILITY ARISING FROM THE BUYER'S ACTUAL OR IMPUTED NEGLIGENCE, INTENTIONAL TORTS AND/OR STRICT LIABILITY, AND/OR (III) LIABILITY TO ANY THIRD PARTIES.

12.1.8      Standard Warranty Transferability

            The warranties provided for in this Clause 12.1 for any Warranted Part shall accrue to the benefit of any airline, other than the Buyer, if the Warranted Part enters into the possession of any such airline as a result of a pooling or leasing agreement between such airline and the Buyer, in accordance with the terms and subject to the limitations and exclusions of the foregoing warranties, and to the extent permitted by any applicable law or regulations.

12.1.9      Warranty for Corrected, Replaced or Repaired Warranted Parts

            Whenever any Warranted Part which contains a defect for which the Seller is liable under Clause 12.1 has been corrected, replaced or repaired pursuant to the terms of this Clause 12.1, the period of the Seller's warranty with respect to such corrected, replaced or repaired Warranted Part whichever may be the case, shall be the remaining portion of the original warranty.

12.1.10     Accepted Industry Standard Practices - Normal Wear and Tear

            The Buyer's rights under this Clause 12.1 are subject to the Aircraft and each component, equipment, accessory and part thereof being maintained, overhauled, repaired, and operated in accordance with accepted industry standard practices, all technical documentation and any other instructions issued by the Seller and the Suppliers and the Propulsion Systems Manufacturer and all applicable rules, regulations and directives of relevant Aviation Authorities.

12.1.10.1 The Seller's liability under this Clause 12.1 shall not extend to normal wear and tear nor to:

            (i) any Aircraft or component, equipment, accessory or part thereof which has been repaired, altered or modified after Delivery except by the Seller or in a manner approved by the Seller;

            (ii) any Aircraft or component, equipment, accessory or part thereof which has been knowingly operated in a damaged state;

            (iii) any component, equipment, accessory and part from which the trademark, name, part or serial number or other identification marks have been removed intentionally;

            unless in any such case (except in the case of (iii) above) the Buyer submits reasonable evidence to the Seller that the defect did not arise from or was not contributed by any one or more of the said causes.

12.2        Seller Service Life Policy

12.2.1 In addition to the warranties set forth in Clause 12.1, the Seller further agrees that should any item listed in Exhibit "G" ("Item") sustain any breakage, or defect which is inherent to the design, manufacture or installation of such Item, and which materially impairs the utility of the Item ("Failure"), and subject to the general conditions and limitations set forth in Clause 12.2.4, then the provisions of this Clause 12.2 ("Seller Service Life Policy") shall apply.

12.2.2      Periods and Seller's Undertakings

            The Seller agrees that if a Failure occurs in an Item before the Aircraft in which such Item has been originally installed has completed [DELETED] flying hours, or has completed [DELETED] flight cycles, or within [DELETED] years after the Delivery of said Aircraft to the Buyer, whichever shall first occur, the Seller shall at its own discretion and as promptly as practicable and with the Seller's financial participation as hereinafter provided either:

12.2.2.1 design and furnish to the Buyer a correction for such Item with a Failure and provide any parts required for such correction (including Seller designed standard parts but excluding industry standard parts), or,

            12.2.2.2 replace such Item.

12.2.3      Seller's Participation in the Costs

            Any part or Item which the Seller is required to furnish to the Buyer under this Service Life Policy in connection with the correction or replacement of an Item shall be furnished to the Buyer with the Seller's financial participation determined in accordance with the following formula:

            [DELETED]

            which ever of the foregoing sub-clauses (i), (ii) or (iii) yields the lowest ratio of:

                                   (N - T)/N

12.2.4      General Conditions and Limitations

12.2.4.1 The undertakings given in this Clause 12.2 shall be valid after the period of the Seller's warranty applicable to an Item under Clause 12.1.

12.2.4.2 The Buyer's remedy and the Seller's obligation and liability under this Service Life Policy are subject to the prior compliance by the Buyer with the following conditions:

            (i) the Buyer shall maintain log books and other historical records with respect to each Item adequate to enable determination of whether the alleged Failure is covered by this Service Life Policy and if so to define the costs to be borne by the Seller in accordance with Clause 12.2.3;

            (ii) the Buyer shall keep the Seller informed of any significant incidents relating to an Aircraft howsoever occurring or recorded;

            (iii) the Buyer shall comply with the conditions of Clause 12.1.10;

            (iv) the Buyer shall carry out specific structural inspection programs for monitoring purposes as may be established from time to time by the Seller. Such programs shall be as compatible as possible with the Buyer's operational requirements and shall be carried out at the Buyer's expense. Reports relating thereto shall be regularly furnished to the Seller;

            (v) in the case of any breakage or defect, the Buyer must have reported the same in writing to the Seller within sixty (60) days after any breakage or defect in an Item becomes apparent whether or not said breakage or defect can reasonably be expected to occur in any other aircraft, and the Buyer shall have informed the Seller of the breakage or defect in sufficient detail to enable the Seller to determine whether said breakage or defect is subject to this Service Life Policy.

12.2.4.3 Except as otherwise provided for in this Clause 12.2, any claim under this Service Life Policy shall be administered as provided for in and shall be subject to the terms and conditions of Clause 12.1.6.

12.2.4.4 In the event that the Seller shall have issued a modification applicable to an Aircraft, the purpose of which is to avoid a Failure, the Seller may elect to supply the necessary modification kit free of charge or under a pro rata formula. If such a kit is so offered to the Buyer, then, to the extent of such Failure and any Failures that could ensue therefrom, the validity of the Seller's commitment under this Clause 12.2 shall be subject to the Buyer's incorporating such modification in the relevant Aircraft, as promulgated by the Seller and in accordance with the Seller's instructions, within a reasonable time.

12.2.4.5 THIS SERVICE LIFE POLICY IS NEITHER A WARRANTY, PERFORMANCE GUARANTEE, NOR AN AGREEMENT TO MODIFY ANY AIRCRAFT OR AIRFRAME COMPONENTS TO CONFORM TO NEW DEVELOPMENTS OCCURRING IN THE STATE OF AIRFRAME DESIGN AND MANUFACTURING ART. THE SELLER'S OBLIGATION UNDER THIS SUBCLAUSE 12.2 IS TO MAKE ONLY THOSE CORRECTIONS TO THE ITEMS OR FURNISH REPLACEMENTS THEREFOR AS PROVIDED IN THIS SUBCLAUSE 12.2. THE BUYER'S SOLE REMEDY AND RELIEF FOR THE NONPERFORMANCE OF ANY OBLIGATION OR LIABILITY OF THE SELLER ARISING UNDER OR BY VIRTUE OF THIS SERVICE LIFE POLICY WILL BE IN MONETARY DAMAGES, LIMITED TO THE AMOUNT THE BUYER

            REASONABLY EXPENDS IN PROCURING A CORRECTION OR REPLACEMENT FOR ANY ITEM THAT IS THE SUBJECT OF A FAILURE COVERED BY THIS SERVICE LIFE POLICY AND TO WHICH SUCH NONPERFORMANCE IS RELATED, LESS THE AMOUNT THAT THE BUYER OTHERWISE WOULD HAVE BEEN REQUIRED TO PAY UNDER THIS SUBCLAUSE 12.2 IN RESPECT OF SUCH CORRECTED OR REPLACEMENT ITEM. WITHOUT LIMITING THE EXCLUSIVITY OF WARRANTIES AND GENERAL LIMITATIONS OF LIABILITY PROVISIONS SET FORTH IN SUBCLAUSE 12.5, THE BUYER HEREBY WAIVES, RELEASES AND RENOUNCES ALL CLAIMS TO ANY FURTHER DIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES, INCLUDING LOSS OF PROFITS AND ALL OTHER RIGHTS, CLAIMS AND REMEDIES, ARISING UNDER OR BY VIRTUE OF THIS SERVICE LIFE POLICY.

12.2.5      Transferability

            The Buyer's rights under this Clause 12.2 shall not be assigned, sold, leased, transferred or otherwise alienated by operation of law or otherwise, without the Seller's prior consent thereto, which shall not be unreasonably withheld and given in writing.

            Any unauthorized assignment, sale, lease, transfer or other alienation of the Buyer's rights under this Service Life Policy shall, as to the particular Aircraft involved, immediately void this Service Life Policy in its entirety.

12.3        Supplier Product Support Agreements

            Prior to the Delivery of the first Aircraft, the Seller shall provide the Buyer with such warranties and service life policies that the Seller has obtained pursuant to the Supplier Product Support Agreement.

12.3.1      Definitions

            For the purposes of this Clause 12 the following definitions shall apply:

12.3.1.1    "Supplier" means any supplier of Supplier Parts.

12.3.1.2 "Supplier Parts" means any component, equipment, accessory or part installed in an Aircraft at the time of Delivery thereof as to which there exists a Supplier Product Support Agreement. However, the Propulsion Systems and Buyer Furnished Equipment and other equipment selected by the Buyer to be supplied by Suppliers with whom the Seller has no existing enforceable warranty agreements are not Supplier Parts.

12.3.1.3 "Supplier Product Support Agreement" means an agreement between the Seller and a Supplier containing enforceable and transferable warranties and in the case of landing gear suppliers, service life policies for selected structural landing gear elements.

12.3.2      Supplier's Default

12.3.2.1 In the event that any Supplier, under any standard warranty obtained by the Seller pursuant to Clause 12.3.1, defaults in the performance of any material obligation with respect thereto and the Buyer submits in reasonable time to the Seller reasonable proof that such default has occurred, then Clause 12.1 shall apply to the extent the same would have been applicable had such Supplier Part been a Warranted Part, except that the Supplier's warranty period as indicated in the Supplier Product Support Agreement shall apply.

12.3.2.2 In the event that any Supplier, under any Supplier Service Life Policy obtained by the Seller pursuant to Clause 12.3.1, defaults in the performance of any material obligation with respect thereto and the Buyer submits in reasonable time to the Seller reasonable proof that such default has occurred, then Clause 12.2 shall apply to the extent the same would have been applicable had such Supplier Item been listed in Exhibit F, Seller Service Life Policy, except that the Supplier's Service Life Policy period as indicated in the Supplier Product Support Agreement shall apply.

12.3.2.3 At the Seller's request, the Buyer shall assign to the Seller, and the Seller shall be subrogated to, all of the Buyer's rights against the relevant Supplier with respect to and arising by reason of such default and the Buyer shall provide reasonable assistance to enable the Seller to enforce the rights so assigned.

12.4        Interface Commitment

12.4.1      Interface Problem

            If the Buyer experiences any technical problem in the operation of an Aircraft or its systems due to a malfunction, the cause of which, after due and reasonable investigation, is not readily identifiable by the Buyer, but which the Buyer reasonably believes to be attributable to the design characteristics of one or more components of the Aircraft ("Interface Problem"), the Seller shall, if so requested by the Buyer, and without additional charge to the Buyer except for transportation of the Seller's personnel to the Buyer's facilities, promptly conduct or have conducted an investigation and analysis of such problem to determine, if possible, the cause or causes of the problem and to recommend such corrective action as may be feasible. The Buyer shall furnish to the Seller all data and information in the Buyer's possession relevant to the Interface Problem, and shall cooperate with the Seller in the conduct of the Seller's investigations and such tests as may be required.

            At the conclusion of such investigation the Seller shall promptly advise the Buyer in writing of the Seller's opinion as to the cause or causes of the Interface Problem and the Seller's recommendations as to corrective action.

12.4.2      Seller's Responsibility

            If the Seller determines that the Interface Problem is primarily attributable to the design of a Warranted Part, the Seller shall, if so requested by the Buyer and pursuant to the terms and conditions of Clause 12.1, correct the design of such Warranted Part to the extent of the Seller's obligation as defined in Clause 12.1.

12.4.3      Supplier's Responsibility

            If the Seller determines that the Interface Problem is primarily attributable to the design of any Supplier Part, the Seller shall, if so requested by the Buyer, reasonably assist the Buyer in processing any warranty claim the Buyer may have against the Supplier.

12.4.4      Joint Responsibility

            If the Seller determines that the Interface Problem is attributable partially to the design of a Warranted Part and partially to the design of any Supplier Part, the Seller shall, if so requested by the Buyer, seek a solution to the Interface Problem through cooperative efforts of the Seller and any Supplier involved.

            The Seller shall promptly advise the Buyer of such corrective action as may be proposed by the Seller and any such Supplier. Such proposal shall be consistent with any then existing obligations of the Seller hereunder and of any such Supplier to the Buyer. Such corrective action when accepted by the Buyer shall constitute full satisfaction of any claim the Buyer may have against either the Seller or any such Supplier with respect to such Interface Problem.

12.4.5      General

12.4.5.1 All requests under this Clause 12.4 shall be directed to both the Seller and the Supplier.

12.4.5.2 Except as specifically set forth in this Clause 12.4, this Clause shall not be deemed to impose on the Seller any obligations not expressly set forth elsewhere in this Clause 12.

12.4.5.3 All reports, recommendations, data and other documents furnished by the Seller to the Buyer pursuant to this Clause 12.4 shall be deemed to be delivered under this Agreement and shall be subject to the terms, covenants and conditions set forth in this Clause 12.

12.5        EXCLUSIVITY OF WARRANTIES AND GENERAL LIMITATIONS OF LIABILITY

            THIS CLAUSE 12 (INCLUDING ITS SUBPROVISIONS) SETS FORTH THE EXCLUSIVE WARRANTIES, EXCLUSIVE LIABILITIES AND EXCLUSIVE OBLIGATIONS OF THE SELLER, AND THE EXCLUSIVE REMEDIES AVAILABLE TO THE BUYER, WHETHER UNDER THIS AGREEMENT OR OTHERWISE, ARISING FROM ANY DEFECT OR NONCONFORMITY OR PROBLEM OF ANY KIND IN ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY, PART OR SERVICE DELIVERED UNDER THIS AGREEMENT.

            THE BUYER RECOGNIZES THAT THE RIGHTS, WARRANTIES AND REMEDIES IN THIS CLAUSE 12 ARE ADEQUATE AND SUFFICIENT TO PROTECT THE BUYER FROM ANY DEFECT OR NONCONFORMITY OR PROBLEM OF ANY KIND IN THE GOODS AND SERVICES SUPPLIED UNDER THIS AGREEMENT. THE BUYER HEREBY WAIVES, RELEASES AND RENOUNCES ALL OTHER WARRANTIES, OBLIGATIONS, GUARANTEES AND LIABILITIES OF THE SELLER AND ALL OTHER RIGHTS, CLAIMS AND REMEDIES OF THE BUYER AGAINST THE SELLER, WHETHER EXPRESS OR IMPLIED BY CONTRACT, TORT, OR STATUTORY LAW OR OTHERWISE, WITH RESPECT TO ANY NONCONFORMITY OR DEFECT OR PROBLEM OF ANY KIND IN ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY, PART OR SERVICE DELIVERED UNDER THIS AGREEMENT, INCLUDING BUT NOT LIMITED TO:

            (1) ANY IMPLIED WARRANTY OF MERCHANTABILITY AND/OR FITNESS FOR ANY GENERAL OR PARTICULAR PURPOSE;

            (2) ANY IMPLIED OR EXPRESS WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OF TRADE;

            (3)   ANY RIGHT, CLAIM OR REMEDY FOR BREACH OF CONTRACT;

            (4) ANY RIGHT, CLAIM OR REMEDY FOR TORT, UNDER ANY THEORY OF LIABILITY, HOWEVER ALLEGED, INCLUDING, BUT NOT LIMITED TO, ACTIONS AND/OR CLAIMS FOR NEGLIGENCE, GROSS NEGLIGENCE, INTENTIONAL ACTS, WILLFUL DISREGARD, IMPLIED WARRANTY, PRODUCT LIABILITY, STRICT LIABILITY OR FAILURE TO WARN;

            (5) ANY RIGHT, CLAIM OR REMEDY ARISING UNDER THE UNIFORM COMMERCIAL CODE OR ANY OTHER STATE OR FEDERAL STATUTE;

            (6) ANY RIGHT, CLAIM OR REMEDY ARISING UNDER ANY REGULATIONS OR STANDARDS IMPOSED BY ANY INTERNATIONAL, NATIONAL, STATE OR LOCAL STATUTE OR AGENCY;

            (7)   ANY RIGHT, CLAIM OR REMEDY TO RECOVER OR BE COMPENSATED FOR:

                  (a) LOSS OF USE OR REPLACEMENT OF ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY OR PART PROVIDED UNDER THIS AGREEMENT;

                  (b) LOSS OF, OR DAMAGE OF ANY KIND TO, ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY OR PART PROVIDED UNDER THIS AGREEMENT;

                  (c)   LOSS OF PROFITS AND/OR REVENUES;

                  (d)   ANY OTHER INCIDENTAL OR CONSEQUENTIAL DAMAGE.

            THE WARRANTIES AND SERVICE LIFE POLICY PROVIDED BY THIS AGREEMENT WILL NOT BE EXTENDED, ALTERED OR VARIED EXCEPT BY A WRITTEN INSTRUMENT SIGNED BY THE SELLER AND THE BUYER. IN THE EVENT THAT ANY PROVISION OF THIS CLAUSE 12 SHOULD FOR ANY REASON BE HELD UNLAWFUL, OR OTHERWISE UNENFORCEABLE, THE REMAINDER OF THIS CLAUSE 12 WILL REMAIN IN FULL FORCE AND EFFECT.

12.6        Duplicate Remedies

            The remedies provided to the Buyer under this Clause 12 as to any defect in respect of the Aircraft or any part thereof are mutually exclusive and not cumulative. The Buyer will be entitled to the remedy that provides the maximum benefit to it, as the Buyer may elect, pursuant to the terms and conditions of this Clause 12 for any such particular defect for which remedies are provided under this Clause 12; provided, however, that the Buyer will not be entitled to elect a remedy under one part of this Clause 12 that constitutes a duplication of any remedy elected by it under any other part hereof for the same defect. The Buyer's rights and remedies herein for the nonperformance of any obligations or liabilities of the Seller arising under these warranties will be in monetary damages limited to the amount the Buyer expends in procuring a correction or replacement for any covered part subject to a defect or nonperformance covered by this Clause 12, and the Buyer will not have any right to require specific performance by the Seller.

12.7        Negotiated Agreement

            The Buyer and the Seller agree that this Clause 12 has been the subject of discussion and negotiation and is fully understood by the parties and that the price of the Aircraft and the other mutual agreements of the parties set forth in this Agreement were arrived at in consideration of, inter alia, the provisions of this Clause 12, specifically including the Exclusivity of Warranties and General Limitations of Liability provisions and the Duplicate Remedies provisions set forth in Subclause 12.6.

13          PATENT AND COPYRIGHT INDEMNITY

13.1        Indemnity

13.1.1 Subject to the provisions of Clause 13.2.3, the Seller shall indemnify the Buyer from and against any damages, costs or expenses including legal costs (excluding damages, costs, expenses, loss of profits and other liabilities in respect of or resulting from loss of use of the Aircraft) resulting from any infringement or claim of infringement by the Airframe (or any part or software installed therein at Delivery) of:

            (i)   any British, French, German, Spanish or U.S. patent;

            and:

            (ii) any patent issued under the laws of any other country in which the Buyer may lawfully operate the Aircraft, provided that:

                  (1) from the time of design of such Aircraft, accessory, equipment or part and until infringement claims are resolved, such country and the flag country of the Aircraft are each a party to the Chicago Convention on International Civil Aviation of December 7, 1944 and are each fully entitled to all benefits of Article 27 thereof, or in the alternative,

                  (2) from such time of design and until infringement claims are resolved, such country and the flag country of the Aircraft are each a party to the International Convention for the Protection of Industrial Property of March 20, 1883 ("Paris Convention");

            and:

            (iii) in respect of computer software installed on the Aircraft, any copyright, provided that the Seller's obligation to indemnify shall be limited to infringements in countries which, at the time of infringement, are members of The Berne Union and recognise computer software as a "work" under the Berne Convention.

13.1.2      Clause 13.1.1 shall not apply to

            (i)   Buyer Furnished Equipment or Propulsion Systems; or

            (ii) parts not supplied pursuant to a Supplier Product Support Agreement; or

            (iii) software not created by the Seller.

13.1.3 In the event that the Buyer is prevented from using the Aircraft (whether by a valid judgement of a court of competent jurisdiction or by a settlement arrived at between claimant, Seller and Buyer), the Seller shall at its expense either:

            (i) procure for the Buyer the right to use the same free of charge to the Buyer; or

            (ii) replace the infringing part of the Aircraft as soon as possible with a non-infringing substitute complying in all other respects with the requirements of this Agreement.

13.2        Administration of Patent and Copyright Indemnity Claims

13.2.1 If the Buyer receives a written claim or a suit is threatened or commenced against the Buyer for infringement of a patent or copyright referred to in Clause 13.1, the Buyer shall:

            (i)   forthwith notify the Seller giving particulars thereof;

            (ii) furnish to the Seller all data, papers and records within the Buyer's control or possession relating to such patent or claim;

            (iii) refrain from admitting any liability or making any payment or assuming any expenses, damages, costs or royalties or otherwise acting in a manner prejudicial to the defense or denial of such suit or claim provided always that nothing in this sub-Clause (iii) shall prevent the Buyer from paying such sums as may be required in order to obtain the release of the Aircraft, provided such payment is accompanied by a denial of liability and is made without prejudice;

            (iv) fully co-operate with, and render all such assistance to, the Seller as may be pertinent to the defense or denial of the suit or claim;

            (v) act in such a way as to mitigate damages and / or to reduce the amount of royalties which may be payable as well as to minimise costs and expenses.

13.2.2 The Seller shall be entitled either in its own name or on behalf of the Buyer to conduct negotiations with the party or parties alleging infringement and may assume and conduct the defense or settlement of any suit or claim in the manner which, in the Seller's opinion, it deems proper.

13.2.3 The Seller's liability hereunder shall be conditional upon the strict and timely compliance by the Buyer with the terms of this Clause.

13.3        WAIVER

            THE INDEMNITY PROVIDED IN THIS CLAUSE 13 AND THE OBLIGATIONS AND LIABILITIES OF THE SELLER UNDER THIS CLAUSE 13 ARE EXCLUSIVE AND IN SUBSTITUTION FOR, AND THE BUYER HEREBY WAIVES, RELEASES AND RENOUNCES ALL OTHER INDEMNITIES, WARRANTIES, OBLIGATIONS, GUARANTEES AND LIABILITIES ON THE PART OF THE SELLER AND RIGHTS, CLAIMS AND REMEDIES OF THE BUYER AGAINST THE SELLER, EXPRESS OR IMPLIED, ARISING BY LAW OR OTHERWISE (INCLUDING WITHOUT LIMITATION ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY ARISING FROM OR WITH RESPECT TO LOSS OF USE OR REVENUE OR CONSEQUENTIAL DAMAGES), WITH RESPECT TO ANY ACTUAL OR ALLEGED

            PATENT INFRINGEMENT OR THE LIKE BY ANY AIRCRAFT, ACCESSORY, EQUIPMENT OR PART, OR THE USE OR SALE THEREOF, PROVIDED THAT, IN THE EVENT THAT ANY OF THE AFORESAID PROVISIONS SHOULD FOR ANY REASON BE HELD UNLAWFUL OR OTHERWISE INEFFECTIVE, THE REMAINDER OF THIS SUBCLAUSE 13.4 WILL REMAIN IN FULL FORCE AND EFFECT. THIS PATENT INDEMNITY WILL NOT BE EXTENDED, ALTERED OR VARIED EXCEPT BY A WRITTEN INSTRUMENT SIGNED BY THE SELLER AND THE BUYER.

14          TECHNICAL DATA AND DOCUMENTATION

14.1        General

            This Clause covers the terms and conditions for the supply of technical data and documentation (hereinafter "Technical Data and Documentation") to support the Aircraft operation.

            The Technical Data and Documentation shall be supplied in the English language using the aeronautical terminology in common use.

14.2        Scope

            Range, form, type, format, Air Transport Association ("ATA") / Non ATA compliance, quantity and delivery schedule of the Technical Data and Documentation to be provided under this Agreement are covered in Exhibit H. The Buyer shall not be entitled to any credit or compensation for any Technical Data and Documentation provided pursuant to this Clause that has not been used or only partially used.

14.3        Aircraft Identification for Technical Data and Documentation

14.3.1 For the customized Technical Data and Documentation the Buyer agrees to the allocation of fleet serial numbers ("Fleet Serial Numbers") in the form of block of numbers selected in the range from 001 to 999.

14.3.2 The sequence shall not be interrupted except if two (2) different Propulsion Systems or two (2) different Aircraft models are selected.

14.3.3 The Buyer shall indicate to the Seller the Fleet Serial Number allocated to the Aircraft Manufacturer's Serial Number within forty-five (45) days after execution of this Agreement. The allocation of Fleet Serial Numbers to Manufacturer's Serial Numbers shall not constitute any property, insurable or other interest of the Buyer whatsoever in any Aircraft prior to the Delivery of such Aircraft as provided for in this Agreement.

            The affected customized Technical Data and Documentation are:
            -     Aircraft Maintenance Manual,
            -     Illustrated Parts Catalog,
            -     Trouble Shooting Manual,
            -     Aircraft Wiring Manual,
            -     Aircraft Schematics Manual,
            -     Aircraft Wiring Lists.

14.4        Supplier Equipment

14.4.1 Information relating to Supplier equipment which is installed on the Aircraft by the Seller shall be introduced into the Seller's Technical Data and Documentation to the extent necessary for the comprehension of the systems concerned, at no additional charge to the Buyer for the Technical Data and Documentation basic issue.

14.4.2 The Buyer shall supply the data related to Buyer Furnished Equipment to the Seller at least six (6) months before the scheduled delivery of the Seller's customized Technical Data and Documentation. The Buyer Furnished Equipment data supplied by the Buyer to the Seller shall be in English language.

14.4.3 The Seller shall introduce Buyer Furnished Equipment data into the Seller's Technical Data and Documentation at no additional charge to the Buyer for the Technical Data and Documentation basic issue. The transportation costs related to Buyer Furnished Equipment data shipment shall be the Buyer's responsibility.

14.5        Delivery

14.5.1 The Technical Data and Documentation and corresponding revisions to be supplied by the Seller shall be sent to the Buyer or its Operators, as advised by the Buyer.

14.5.2 Packing and shipment of the Technical Data and Documentation and their revisions shall be carried out in consideration of the quickest transportation methods. The shipment shall be Free Carrier
            (FCA) TOULOUSE, FRANCE and/or Free Carrier (FCA) HAMBURG, FEDERAL REPUBLIC OF GERMANY, as the term Free Carrier (FCA) is defined by publication No 460 of the International Chamber of Commerce, published in April 1990.

14.5.3 The delivery schedule of the Technical Data and Documentation shall be phased as mutually agreed to correspond with Aircraft deliveries. The Buyer agrees to provide forty (40) days notice when requesting a change to the delivery schedule.

14.5.4 It shall be the responsibility of the Buyer to coordinate and satisfy local Aviation Authorities' needs for Seller's Technical Data and Documentation.

14.6        Revision Service

            Unless otherwise specifically stated, revision service shall be provided [DELETED] covered under this Agreement. Mandatory Changes, [DELETED] Service Bulletins and Service Bulletins created as a result of an Airworthiness Directive (AD) will be incorporated [DELETED] for the Operational Manuals as shown in section 1 of Exhibit H-1 and H-2 [DELETED].

14.7        Service Bulletins (SB) Incorporation

            During the period of revision service and upon the Buyer's request for incorporation, which shall be made within two years after issuance of a Service Bulletin, Seller's Service Bulletin information shall be incorporated into the Technical Data and Documentation for the Buyer's Aircraft after formal notification by the Buyer of its intention to accomplish a Service Bulletin. The split effectivity for the corresponding Service Bulletin shall remain in the Technical Data and Documentation until notification from the Buyer that embodiment has been completed on all the Buyer's Aircraft. The above is applicable for Technical Data and Documentation relating to maintenance. For the operational Data and Documentation only the pre or post Service Bulletin status will be shown.

14.8        Performance Engineer's Programs

            In addition to the standard operational manuals, the Seller shall provide to the Buyer Performance Engineer's Programs (PEP) under license conditions as defined in Appendix A to this Clause.

            Such PEP shall include for each aicraft type ordered under the Agreement [DELETED]

14.9        CD-ROM - CAATS / ADRES

            Certain Technical Data and Documentation are provided on CD-ROM under license conditions as defined in Appendix B to this Clause.

            The affected Technical Data and Documentation are the following:

            -     Trouble Shooting Manual,
            -     Aircraft Maintenance Manual,
            -     Illustrated Parts Catalog.
            -     [DELETED]
            -     [DELETED]

            This list may be extended from time to time and relating license conditions specified by the Seller.

14.10       Future Developments

            The Seller shall continuously monitor technological developments and apply them to data and document production and methods of transmission where beneficial and economical for both parties. The Buyer accepts to consider any new development proposed by the Seller for possible implementation.

14.11       Technical Data and Documentation Familiarization

            Upon request by the Buyer, the Seller is ready to provide a one (1) week Technical Data and Documentation familiarization training at the Seller's or at the Buyer's facilities. If such familiarization is conducted at the Buyer's facilities, the Buyer shall reimburse the Seller for all air travel (business class) and living expenses of the Seller's personnel conducting such familiarization.

14.12       Customer Originated Changes (COC)

14.12.1 Buyer or Operator originated data documented in the Buyer's or Operator's own airline engineering bulletin (or in the Buyer's or Operator's approved repair/maintenance provider) may be introduced as COC into the following Seller customized Technical Data and
            Documentation:

            -     Aircraft Maintenance Manual,
            -     Illustrated Parts Catalog,
            -     Trouble Shooting Manual,
            -     Aircraft Wiring Manual,
            -     Aircraft Schematics Manual
            -     Aircraft Wiring Lists

14.12.2 COC data shall be established by the Buyer according to the Customer Guide for Customer Originated Changes, as issued by the Seller. The Buyer shall ensure that any such data have received prior agreement from its local Aviation Authorities.

            COC data shall be incorporated by the Seller into all affected customized Technical Data and Documentation unless the Buyer specifies in writing the documents of its choice into which the COC data shall be incorporated. The customized Technical Data and Documentation into which the COC data are incorporated shall only show the Aircraft configuration reflecting the COC data and not the configuration before such COC data's incorporation.

14.12.3 The Buyer hereby acknowledges and accepts that the incorporation of any COC into the Technical Data and Documentation issued by the Seller shall be entirely at the Buyer's risk.

            Further, the Buyer acknowledges full liability for the effects, including all related costs, which any COC may have on any subsequent Service Bulletins and/or modifications

14.12.3.1 The Seller shall not be required to check any COC data submitted for incorporation. Accordingly, the Seller shall be under no liability whatsoever in respect of either the contents of any COC, including any omissions or inaccuracies therein, or the effect, which the incorporation of such COC may have on the Seller's Technical Data and Documentation.

14.12.3.2 In the event of the Seller being required under any court order or settlement to indemnify any third party for injury, loss or damage incurred directly or indirectly as a result of incorporation of any COC into the Technical Data and Documentation issued by the Seller, the Buyer agrees to reimburse the Seller for all payments or settlements made in respect of such injury, loss or damage including any expenses incurred by the Seller in defending such claims.

14.12.4 The incorporation of any COC as aforesaid shall be performed under the conditions specified in the Seller's then current Customer Services Catalog.

14.13       Warranties

            The Seller warrants that the Technical Data and Documentation are prepared in accordance with the state of art at the date of their conception. Should any Technical Data and Documentation prepared by the Seller contain non-conformities or defects, the sole and exclusive liability of the Seller shall be to take all reasonable and proper steps to, at its option, correct or replace such Technical Data and Documentation. Notwithstanding the above, no warranties of any kind are given for the Customer

            Originated Changes, as set forth in Clause 14.12.

14.14       Proprietary Rights

14.14.1 All proprietary rights, including but not limited to patent, design and copyrights, relating to Technical Data and Documentation shall remain with the Seller.

            These proprietary rights shall also apply to any translation into a language or languages or media that may have been performed or caused to be performed by the Buyer.

14.14.2 Whenever this Agreement provides for manufacturing by the Buyer, the consent given by the Seller shall not be construed as express or implicit approval howsoever neither of the Buyer nor of the manufactured products. The supply of the Technical Data and Documentation shall not be construed as any further right for the Buyer to design or manufacture any Aircraft or part thereof or spare part.

14.15       Confidentiality

14.15.1 The Technical Data and Documentation and their content are designated as confidential. All such Technical Data and Documentation are supplied to the Buyer for the sole use of the Buyer who undertakes not to disclose the contents thereof to any third party without the prior written consent of the Seller save as permitted therein or otherwise pursuant to any government or legal requirement imposed upon the Buyer.

14.15.2 In the case of the Seller having authorized the disclosure to third parties either under this Agreement or by an express prior written authorization, the Buyer shall undertake that such third party agree to be bound by the same conditions and restrictions as the Buyer with respect to the disclosed Technical Data and Documentation.

                                                  APPENDIX A TO CLAUSE 14

LICENSE FOR USE OF THE PERFORMANCE ENGINEER'S PROGRAMS (PEP)

          LICENSE FOR USE OF THE PERFORMANCE ENGINEER'S PROGRAMS (PEP)

1           Grant

            The Seller grants the Buyer the right to use the PEP during the term of this license ("PEP License") on a single computer.

2           Copies

2.1 Use of the PEP shall be limited to one (1) copy other than the copies contained in the single computer and copies produced for checkpoint and restart purposes or additional copies made with the consent of the Seller for a specific need.

2.2 The Buyer agrees to reproduce the copyright and other notices as they appear on or within the original media on any copies that the Buyer makes of the PEP.

3           Term

            The rights under the PEP License shall be granted to the Buyer as long as the Buyer operates a Seller's Aircraft model to which the PEP is applicable. When the Buyer stops operating said Aircraft model, the Buyer shall return the PEP and any copies thereof to the Seller, accompanied by a notice certifying that the Buyer has returned all existing copies.

4           Merging

            The PEP may be used and adapted in machine readable form for the purpose of merging it into other program material of the Buyer but on termination of this PEP License, the PEP shall be removed from the other program material with which it has been merged.

            The Buyer agrees to reproduce the copyright and other notices as they appear on or within the original media in any program that the PEP is merged into.

5           Personal License

            The above described PEP License is personal to the Buyer, non-transferable and non-exclusive.

6           Installation

            It is the Buyer's responsibility to install the PEP and to perform any mergings and checks.

7           Training

            In addition to the performance programs user guide supplied with the PEP, training and other assistance may be provided upon the Buyer's request at conditions to be mutually agreed.


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

8           Proprietary Rights

            The PEP and the copyright and other proprietary rights of whatever nature in the PEP are and shall remain with the Seller. The PEP and its contents are designated as confidential.

9           Copyright Indemnity

            The Seller shall defend and indemnify the Buyer against any claim that the normal use of PEP infringes the intellectual property rights of any third party, provided that the Buyer:

9.1         immediately notifies the Seller of any such claim;

9.2         makes no admission or settlement of any claim;

9.3 allows the Seller to have sole control of all negotiations for its settlement;

9.4         gives the Seller all reasonable assistance in connection therewith.

10          Confidentiality

            The Buyer undertakes not to disclose the PEP or parts thereof and its contents to any third party without the prior written consent of the Seller. In so far as it is necessary to disclose aspects of the PEP to employees, such disclosure is permitted only for the purpose for which the PEP is supplied and only to the employee who needs to know the same.

11          Conditions of Use

            The Buyer shall ensure that the PEP is correctly used in appropriate machines as described in the PEP delivery documentation and that staff are properly trained to use the same in accordance with the user guide.

12          Warranty

12.1 The Seller warrants that the PEP is prepared in accordance with the state of art at the date of conception. Should the PEP be found to contain any non-conformity or defect, the Buyer shall notify the Seller promptly thereof and the sole and exclusive liability of the Seller under this PEP License shall be to correct the same at its own expense.


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

12.2 THE WARRANTIES, OBLIGATIONS AND LIABILITIES OF THE SELLER AND REMEDIES OF THE BUYER SET FORTH IN THIS PEP LICENSE ARE EXCLUSIVE AND IN SUBSTITUTION FOR, AND THE BUYER HEREBY WAIVES, RELEASES AND RENOUNCES ALL OTHER WARRANTIES, OBLIGATIONS AND LIABILITIES OF THE SELLER AND RIGHTS, CLAIMS AND REMEDIES OF THE BUYER AGAINST THE SELLER, EXPRESS OR IMPLIED, ARISING BY LAW OR OTHERWISE, WITH RESPECT TO ANY NON-CONFORMITY OR DEFECT IN THE PEP DELIVERED UNDER THIS AGREEMENT INCLUDING BUT NOT LIMITED TO:

            (A)   ANY WARRANTY AGAINST HIDDEN DEFECTS
            (B)   ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS;
            (C) ANY IMPLIED WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OF TRADE;
            (D) ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY, WHETHER CONTRACTUAL OR DELICTUAL AND WHETHER OR NOT ARISING FROM THE SELLER'S NEGLIGENCE, ACTUAL OR IMPUTED; AND
            (E) ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY FOR LOSS OR DAMAGE TO ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY OR PART THEREOF.

            SELLER SHALL HAVE NO OBLIGATION OR LIABILITY, HOWSOEVER ARISING, FOR LOSS OF USE, REVENUE OR PROFIT OR FOR ANY OTHER DIRECT, INCIDENTAL, OR CONSEQUENTIAL DAMAGES WITH RESPECT TO ANY NON-CONFORMITY OR DEFECT IN THE PEP DELIVERED UNDER THIS AGREEMENT.APPENDIX B TO CLAUSE 14

                                             APPENDIX B TO CLAUSE 14


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                    LICENSE FOR USE OF CD-ROM - CAATS / ADRES

1           Grant

            1.1 The Seller grants the Buyer the right to use the Aircraft Documentation Retrieval System (ADRES) and/or the Computer Assisted Aircraft Trouble Shooting (CAATS) on CD-ROM for the term of this license ("CAATS/ADRES License").

1.2 The above grant shall be free of charge for as long as the revisions of CAATS and ADRES are free of charge in accordance with Clause 14. At the end of such period(s) license fees shall be charged to the Buyer at the price stated in the then current Seller's Customer Services Catalog.

2           Copies

            Use of ADRES and/or CAATS shall be limited to the number of copies defined between the parties.

3           Term

3.1 The rights under the CAATS/ADRES License shall be granted from the date of first delivery of ADRES and/or CAATS as long as the Buyer operates the Aircraft or until a replacement product shall be provided by the Seller, whichever occurs first. Within thirty (30) days of termination of the CAATS/ADRES License, the Buyer shall return ADRES and/or CAATS and all copies thereof to the Seller.

3.2 For clarification purposes it is hereby expressly stated that ADRES and/or CAATS shall be offered for a limited time period, not exceeding the term of this CAATS/ADRES License. In the event that the Seller should offer a replacement product, the conditions for using such product shall be subject to a separate agreement.

4           Revision Service

            The Seller shall provide revision service for ADRES and/or CAATS during the term. The revision service shall be based on the revision service which the Seller provides for the applicable documentation in paper or film format. Temporary revisions shall be provided in digital format under the form of 3.5-inch floppy disk. The retrieval software for such temporary revisions shall be embodied on the CAATS and ADRES CD-ROM.

5           Personal License

            The CAATS/ADRES License is personal to the Buyer, non-transferable and non-exclusive. The Buyer shall not permit any third party to use ADRES and/or CAATS without prior written consent from the Seller.

6           Installation

            The Seller shall provide the hardware recommendation on which CAATS and ADRES have been tested by the Seller. The Buyer shall be responsible for procuring such hardware or equivalent for installing ADRES and/or CAATS.

7           Training


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

            In addition to the user guide supplied with ADRES and/or CAATS, training and other assistance may be provided upon the Buyer's request at conditions to be mutually agreed.

8           Proprietary Rights

            ADRES and/or CAATS are proprietary to the Seller and the copyright and all other proprietary rights in ADRES and/or CAATS are and shall remain the property of the Seller.

9           Copyright Indemnity

            The Seller shall defend and indemnify the Buyer against any claim that the normal use of ADRES and/or CAATS infringes the intellectual property rights of any third party, provided that the Buyer:

9.1         immediately notifies the Seller of any such claim;

9.2         makes no admission or settlement of any claim;

9.3 allows the Seller to have sole control of all negotiations for its settlement;

9.4         gives the Seller all reasonable assistance in connection therewith.

10          Confidentiality

            ADRES and/or CAATS and their contents are designated as confidential. The Buyer undertakes not to disclose ADRES and/or CAATS or parts thereof to any third party without the prior written consent of the Seller. In so far as it is necessary to disclose aspects of ADRES and/or CAATS to the employees, such disclosure is permitted solely for the purpose for which ADRES and/or CAATS are supplied and only to those employees who need to know the same.

11          Warranty

11.1 The Seller warrants that the ADRES and CAATS are prepared in accordance with the state of art at the date of conception. Should the ADRES and/or CAATS be found to contain any non-conformity or defect, the Buyer shall notify the Seller promptly thereof and the sole and exclusive liability of the Seller under this CAATS/ADRES License shall be to correct the same in the next revision if practicable, at the Seller's expense.

11.2        Waiver, Release and Renunciation

            THE WARRANTIES, OBLIGATIONS AND LIABILITIES OF THE SELLER AND REMEDIES OF THE BUYER SET FORTH IN THIS CAATS/ADRES LICENSE ARE EXCLUSIVE AND IN SUBSTITUTION FOR, AND THE BUYER HEREBY WAIVES, RELEASES AND RENOUNCES ALL OTHER WARRANTIES, OBLIGATIONS AND LIABILITIES OF THE SELLER AND RIGHTS, CLAIMS AND REMEDIES OF THE BUYER AGAINST THE SELLER, EXPRESS OR IMPLIED, ARISING BY LAW OR OTHERWISE, WITH RESPECT TO ANY NON-CONFORMITY OR DEFECT IN ADRES AND/OR CAATS DELIVERED UNDER THIS AGREEMENT, INCLUDING BUT NOT LIMITED TO:

            (A)   ANY WARRANTY AGAINST HIDDEN DEFECTS

            (B)   ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS;
            (C) ANY IMPLIED WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OF TRADE;
            (D) ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY, WHETHER CONTRACTUAL OR DELICTUAL AND WHETHER OR NOT ARISING FROM THE SELLER'S NEGLIGENCE, ACTUAL OR IMPUTED; AND
            (E) ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY FOR LOSS OR DAMAGE TO ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY OR PART THEREOF.

            SELLER SHALL HAVE NO OBLIGATION OR LIABILITY, HOWSOEVER ARISING, FOR LOSS OF USE, REVENUE OR PROFIT OR FOR ANY OTHER DIRECT, INCIDENTAL, OR CONSEQUENTIAL DAMAGES WITH RESPECT TO ANY NON-CONFORMITY OR DEFECT IN ADRES AND/OR CAATS DELIVERED UNDER THIS AGREEMENT.


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

15 -        SELLER REPRESENTATIVES

15.1        Seller's Service

            The Seller shall provide [DELETED] the following services:

15.1.1 The Seller shall provide Technical Representatives acting in an advisory capacity at locations to be mutually agreed for periods to be agreed commencing at or about Delivery of an Aircraft to be delivered to the Operator of the Aircraft. The actual number of Customer Support Representatives allocated to such Operator shall be mutually agreed.

            The Buyer shall give reasonable notice and shall consult in advance with the Seller in respect of its requirements for such Customer Support Representatives and the locations to which the same are required to be assigned.

            The services of such Customer Support Representatives (i) will be provided for up to a maximum of [DELETED] per Aircraft (ii) will be available on a non-exclusive basis, subject always to such Customer Services Representatives being able to reasonably satisfy the requirements of the Operator.

            The Seller shall not be obligated to assign more than two (2) Customer Support Representatives to any Operator simultaneously.

15.1.2 The Seller has set up a global Technical Services network available for the non-exclusive use by each Airbus aircraft operators ("Operator"). Each Operator will have free access to this global network at any time in the course of the Aircraft operation, and in particular to the regional Customer Support Representatives closest to each Operator's main base after the end of the mission of the Technical Representatives referred to in sub-Clause 15.1.1 above, or to cover for their temporary absence in the course of their mission. A list of the contacts for the global Technical Services network including the regional Technical Representatives will be provided to the Buyer.

15.1.3 The Seller shall arrange to procure similar services to be given by competent Representatives of the Engine Manufacturer and by Supplier Representatives when necessary and applicable.

15.1.4 The Seller will provide one (1) Customer Support Manager based in Toulouse, to liaise between the Seller and the Buyer on product support matters after execution of this Agreement for as long as any of the Aircraft is operated. The Seller shall also arrange for each of the Buyer's Operators to be provided with similar services.

15.2        Buyer's Service

15.2.1 From the date of arrival of the first of the Seller's Representative(s) specified in sub-Clause 15.1.1, the Buyer or its Operator shall provide or shall cause to be provided without charge secretarial assistance, suitable space, office equipment and facilities in or conveniently near the Operator's maintenance facilities. The Buyer or its Operator shall provide or shall cause to be provided telecommunications facilities at the Seller's cost to be invoiced on a monthly basis.

15.2.2 In accordance with the Operator's regulations, the Operator shall provide or shall cause to be provided at no charge to the Seller:


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            (i)   airline tickets in business class (where available) confirmed and guaranteed between the locations mentioned above in sub-Clause 15.1 and the international airport nearest Toulouse, France, that is on the Operator's network for the Customer Support Representatives mentioned in sub-Clause
                  15.1.1. When the use of the Operator's route network is not feasible or practical, the Operator shall reimburse the Seller for business class travel (where available) on other airlines; and

            (ii) when said Customer Support Representatives are assigned away from the locations mentioned above in sub-Clause 15.1 at the Operator's request, transportation between the said locations and the place of assignment.

15.2.3 The Buyer, or its Operator as the case may be, will give the Seller all necessary reasonable assistance with general administrative functions specific to the Buyer's or Operator's country and procurement of the documents necessary to live and work there. Failure of the Seller, acting diligently, to obtain the necessary documents will relieve the Seller of any obligation to the Buyer or the Operator under this Clause 15. The Buyer or its Operator shall reimburse to the Seller charges, taxes, duties, imposts or levies of any kind whatsoever, imposed by Authorities of the Buyer's country upon:

            - the entry into or exit from the Buyer's or Operator's country of the Seller's personnel and their families;

            - the living and working of Seller's personnel and their families in the Buyer's or Operator's country;

            - the entry into or the exit from the Buyer's or Operator's country of the Seller's Representatives and their families property;

            - the entry into or the exit from the Buyer's or Operator's country of the Seller's property.

15.2.4      Withdrawal of Seller's Representatives

            The Seller shall have the right to withdraw its assigned personnel as it sees fit if conditions arise which are in the Seller's opinion dangerous to their safety or health or prevent them from fulfilling their contractual tasks.

15.3        Representatives' Status

            In providing the above technical service, the Seller's employees, including Customer Support Representatives and the Customer Support Director, are deemed to be acting in an advisory capacity only and at no time will they be deemed to be acting, either directly or indirectly, as the Buyer's, or the Operator's employees or agents.

15.4        Temporary Assignment of Customer Support Representative

            The Buyer agrees that the Seller will have the right to transfer or recall any Customer Support Representative on a temporary or permanent basis. The Buyer will receive credit for the man-days during which any Customer Support Representative is absent from the Buyer's, or Operator's facility pursuant to this sub-Clause 15.4, it being expressly understood by Seller that recall of a Representative shall not relieve Seller of its obligation to provide such representation for the period of time indicated under this Agreement. In the event the initial time period of Seller's obligation to provide a Representative is not fulfilled by Seller, then Seller shall assign a replacement


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

            Representative as soon as possible.

15.5        INDEMNITY AND INSURANCE

            THE BUYER SHALL, OR SHALL CAUSE EACH OPERATOR OR PROPOSED OPERATOR OF AN AIRCRAFT TO WHOM THE SELLER PROVIDES SERVICES UNDER THIS CLAUSE 15 TO, INDEMNIFY AND HOLD HARMLESS THE SELLER, THE MANUFACTURER, AND EACH OF THE ASSOCIATED CONTRACTORS AND THEIR RESPECTIVE SUBCONTRACTORS AND THEIR RESPECTIVE OFFICERS, AGENTS AND EMPLOYEES FROM AND AGAINST ALL LIABILITIES, DAMAGES, LOSSES, COSTS AND EXPENSES (EXCEPTING INJURIES TO AND DEATH OF THE SELLER'S REPRESENTATIVES PROVIDING THE SERVICES UNDER THIS CLAUSE 15), AND FOR LOSS OF OR DAMAGE TO PROPERTY (EXCEPTING LOSS OF OR DAMAGE TO PROPERTY OF THE SELLER'S SAID REPRESENTATIVES), HOWSOEVER ARISING, OUT OF OR IN CONNECTION WITH THE SERVICES UNDER THIS CLAUSE 15, EXCEPT FOR ANY SUCH LIABILITIES, DAMAGES, LOSSES, COSTS AND EXPENSES ARISING OUT OF OR CAUSED BY THE WILLFUL MISCONDUCT, NEGLIGENCE OR GROSS NEGLIGENCE OF THE SELLER'S SAID REPRESENTATIVES.

            THE SELLER SHALL INDEMNIFY AND HOLD HARMLESS THE BUYER AND EACH SUCH OPERATOR AND THEIR RESPECTIVE OFFICERS, AGENTS AND EMPLOYEES FROM AND AGAINST ALL LIABILITIES, DAMAGES, LOSSES, COSTS AND EXPENSES (I) FOR INJURIES TO OR DEATH OF THE SELLER'S SAID REPRESENTATIVES DURING THE SERVICES UNDER THIS CLAUSE 15, (II) FOR LOSS OF OR DAMAGE TO PROPERTY OF THE SELLER'S SAID REPRESENTATIVES, OR (III) ARISING OUT OF OR CAUSE BY THE WILLFUL, MISCONDUCT, NEGLIGENCE OR GROSS NEGLIGENCE OF THE SELLER'S SAID REPRESENTATIVES.

            IN THE EVENT ANY CLAIM IS MADE OR SUIT IS BROUGHT AGAINST EITHER PARTY (OR ITS RESPECTIVE OFFICERS, AGENTS OR EMPLOYEES) FOR DAMAGES FOR DEATH OR INJURY, THE LIABILITY FOR WHICH HAS BEEN ASSUMED BY THE OTHER PURSUANT TO THIS SUB-CLAUSE 15.5, THE FORMER PARTY SHALL PROMPTLY GIVE NOTICE TO THE OTHER PARTY, AND THE LATTER SHALL HAVE THE RIGHT TO ASSUME AND CONDUCT THE DEFENSE THEREOF, OR TO EFFECT ANY SETTLEMENT WHICH IT, IN ITS OPINION, DEEMS PROPER.

            For purposes of this sub-Clause 15.5, Seller's Representatives shall be deemed to include the Representatives referred to in sub-Clauses 15.1.1, 15.2, 15.3 and 15.4 above.

16          TRAINING AND TRAINING AIDS

16.1        General

            This Clause covers the terms and conditions for the supply of training and training aids for the Buyer's personnel or the personnel of its Operator to support the Aircraft operation.


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

16.2        Scope

16.2.1 The range and quantities of training and training aids to be provided free of charge under this Agreement are covered in Appendix A to this Clause 16.

16.2.2 The contractual training courses shall be provided up to one (1) year after delivery of the last Aircraft ordered under this Agreement.

16.2.3 In the event that the Buyer should use none or only part of the training or training aids to be provided pursuant to this Clause, no compensation or credit of any sort shall be provided.

16.3        Training Organization / Location

16.3.1 The Seller shall provide the training at its training center in BLAGNAC, FRANCE, or one of its affiliated training centers.

16.3.2 In the event of the non-availability of facilities or scheduling imperatives making training by the Seller impractical, the Seller shall make arrangements for the provision to the Buyer of such training support elsewhere.

16.3.3 Upon the Buyer's request the Seller may also provide certain training at one of the Operator's bases or other location, if and when practicable for the Seller, under terms and conditions to be mutually agreed upon. In this event, all additional charges listed in sub-Clause 16.6.2 shall be borne by the Buyer.

16.4        Training Courses

16.4.1 Training courses, as well as the minimum and maximum numbers of trainees per course provided for the Buyer's or the Operator's personnel are defined in the applicable brochure describing the various Seller's training courses ("the Seller's Training Course Catalog") and will be scheduled as mutually agreed upon during a training conference ("the Training Conference") to be held at least twelve (12) months prior to delivery of the first Aircraft to be delivered to each of the Buyer's Operators.

16.4.2      When training is performed by the Seller:

            (i) Training courses shall be the Seller's standard courses as described in the Seller's then current Training Course Catalog. The Seller shall be responsible for all training course syllabi, training aids and training equipment necessary for the organization of the training courses;

            (ii) The training curricula and the training equipment may not be fully customized. However, academic curricula may be modified to include the most significant of the Buyer's Aircraft Specification (to the exclusion of Buyer Furnished Equipment) as known at the latest six (6) months prior to the date of the first training course planned for the Buyer. The equipment used for training of flight and maintenance personnel shall not be fully customized; however, this equipment shall be configured in order to obtain the relevant Aviation Authority's approval and to support the Seller's teaching programs. Training data and documentation shall not be revised;


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

            (iii) Training data and documentation for trainees receiving the contractual training at the Seller's training centers shall be free-of-charge. Training data and documentation shall be marked "FOR TRAINING ONLY" and as such are supplied for the sole and express purpose of training;

16.4.3 In the event of the Buyer deciding to cancel or re-schedule a training course, a minimum advance notice of sixty (60) calendar days shall be required. Any later cancellation or change, when courses cannot be allocated to other customers, shall be deducted from the training allowances defined herein or be charged to the Buyer, as applicable.

16.4.4 In fulfillment of its obligation to provide training courses, when the Seller performs the training courses, the Seller shall deliver to the trainees a certificate of completion at the end of any such training course. The Seller's certificate does not represent authority or qualification by any official Aviation Authorities but may be presented to such officials in order to obtain relevant formal qualification.

            In the event of the training being provided by a training provider selected by the Seller, the Seller shall cause such training provider to deliver to the trainees a certificate of completion at the end of any such training course. Such certificate shall not represent authority or qualification by any official Aviation Authorities but may be presented to such officials in order to obtain relevant formal qualification

16.5        Prerequisites

16.5.1 Training will be conducted in English and all training aids and materials are written in English using common aeronautical terminology. Trainees must have the prerequisite jet transport category experience as defined in Appendix "B" to this Clause 16.

            It is clearly understood that the Seller's training courses are "Transition Training Courses" (i.e transition training for crews having the required jet aircraft experience) and not "Ab Initio Training Courses" (i.e training for crews lacking such minimum experience).

            Furthermore, the Buyer shall be responsible for the selection of the trainees and for any liability with respect to the entry knowledge level of the trainees.

16.5.2 The Buyer or its Operator shall provide the Seller with an attendance list of the trainees for each course with the validated qualification of each trainee. The Seller reserves the right to check the trainees' proficiency and previous professional experience. The Seller shall in no case warrant or otherwise be held liable for any trainee's performance as a result of any training services thus provided.

16.5.3 Upon the Buyer's request, the Seller may be consulted to direct the above mentioned trainee(s) through a relevant entry level training program, which shall be at the Buyer's charge, and, if necessary, to coordinate with competent outside organizations for this purpose. Such consultation shall be held during the Training Conference.

            In the event the Seller should determine that a trainee lacks the required entry level knowledge, such trainee shall, following consultation with the Buyer, be withdrawn from the program and shall then be considered to be at the Buyer's disposal.


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

16.6        Logistics

16.6.1      Trainees

16.6.1.1 The Seller shall provide free local transportation by bus for the Buyer's trainees to and from designated pick up points and the Seller's or the Seller's affiliated training center.

16.6.1.2 Living expenses for the Buyer's trainees are to be borne by the Buyer or its l Operator.

16.6.2      Seller's Instructors - Training at External Location

            In the event that, training is provided by the Seller's instructors at any location other than the Seller's training centers, the Buyer or its Operator shall reimburse the Seller for all the expenses related to the assignment of such instructors and their performance of the duties as aforesaid.

16.6.2.1    Living Expenses

            Such expenses, covering the entire period from day of secondment to day of return to the Seller's base, shall include but shall not be limited to lodging, food and local transportation to and from the place of lodging and the training course location. The Buyer or its Operator shall reimburse the Seller for such expenses on the basis of a per diem rate corresponding to the current per diem rate used by the Seller for its personnel which will be defined at the Training Conference.

16.6.2.2    Air Travel

            The Buyer or its Operator shall reimburse the Seller the costs for the Seller's instructors in confirmed business class (where available) on the Operator's network to and from the Buyer's designated training site and the Seller's training center. When the use of the Operator's route network is not feasible or practical, the Operator shall reimburse the Seller for business class travel (where available) on other airlines.

16.6.2.3    Instructor's Material

            The Buyer or its Operator shall reimburse the Seller the cost of shipment for the instructor's material needed to conduct such courses.

16.6.2.4    Transportation Services

            The Buyer or its Il Operator shall be solely liable for any and all delay in the performance of the training outside of the Seller's training centers associated with the transportation services described above.

16.6.3      Training Equipment Availability - Training at External Location

            Training equipment necessary for course performance at any course location other than the Seller's training centers or the facilities of the training provider selected by the Seller shall be provided by the Buyer or its Operator in accordance with the Seller's specifications.

16.7        Flight Operations Training


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16.7.1      Flight Crew Training Course

16.7.1.1 (I) The Seller shall train in a full flight crew training course program (regular transition program or a cross crew qualification program as applicable) [DELETED] of the Operator's flight crews [DELETED], each of which shall consist of one captain (1) and one
            (1) first officer. The training manual used shall be the Seller's Flight Crew Operating Manual.

16.7.1.2 Whenever base flight training is required, the Buyer shall use its delivered Aircraft for said base flight training, which shall not exceed one (1) session of one and a half (1.5) hours per pilot. When such base flight crew training is performed in BLAGNAC, FRANCE, the Seller shall provide free-of-charge line maintenance, including servicing, preflight checks and changing of minor components.

16.7.1.3 The Buyer shall provide mutually agreed spare parts as required to support said Aircraft in-flight training and shall provide insurance in line with Clause 16.12.

16.7.1.4 In all cases, the Buyer shall bear all expenses such as fuel, oil and landing fees.

16.7.2      Cabin Attendants' Familiarization Course

            The Seller shall provide cabin attendants' course for up to [DELETED] of the Operator's cabin attendants [DELETED].

            The cabin attendants' course, when incorporating the features of the Buyer's Aircraft, can be given at the earliest two (2) weeks before the delivery date of the Buyer's Aircraft.

16.8        Maintenance Training

            The available courses are listed in Appendix "B" to this Clause 16.

            The Seller shall train free-of-charge the Operator's ground personnel for a training period equivalent to [DELETED] trainee days of instruction [DELETED]. However, the number of M07 (Engine Run-up) courses shall be limited to one (1) for three (3) trainees per Aircraft type and per Operator.

            Courses shall only be scheduled for a given minimum number of participants as agreed to at the Training Conference.

16.8.1      On-the-Job Training

            Upon the Buyer's request, the Seller may be consulted to identify competent outside organizations to provide on-the-job training, which shall be at the Buyer's or the Operator's charge.

16.9        Supplier and Engine Manufacturer Training

            The Seller shall ensure that major Suppliers and the applicable Propulsion System Manufacturer provide maintenance training and overhaul training on their products at appropriate times.

            A list of the Suppliers concerned may be supplied to the Buyer upon request.


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

16.10       Training Aids and Materials for the Buyer's Training Organization

            Training documentation (including all printed course materials, manuals and supporting documents as such are listed in the Seller's catalogue of training courses) for trainees receiving the instruction referred to above in Subclause 16.3 at the Seller's training centers [DELETED].

            Training aids shall be "FOR TRAINING ONLY" and as such are supplied for the sole and express purpose of training.

            The Seller shall provide to the Buyer [DELETED] related to the Aircraft type as covered by this Agreement, including the relating utilization rights. The courseware shall be similar to the Seller [DELETED] as used by the Seller in its official training centers.

            If requested, the Seller shall provide training to the Buyer for the use of the courseware. Such training may be performed subject to the conditions of sub-Clause 16.2.2.

            The items delivered to the Buyer under the terms of this sub-Clause
            16.10 shall be for the training of the Buyer's personnel only.

            Supply of sets of [DELETED], as well as any extension to the right of utilization of such [DELETED], shall be subject to terms and conditions to be mutually agreed.

            [DELETED] supply general conditions shall apply and shall be detailed during the Training Conference.

            The Buyer shall agree not to disclose the content of the courseware or any information or documentation provided by the Seller in relation to training in whole or in part, to any third party without prior written consent of the Seller provided that it shall be a condition for such release to the Buyer's Operators and [DELETED].


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16.11       INDEMNIFICATION AND INSURANCE

16.11.1     INDEMNITIES RELATING TO GROUND TRAINING

            EXCEPT IN CASE OF GROSS NEGLIGENCE OF THE SELLER, ITS DIRECTORS, OFFICERS, AGENTS OR EMPLOYEES, THE BUYER SHALL BE OR SHALL CAUSE EACH OPERATOR OR PROPOSED OPERATOR OF AN AIRCRAFT TO WHOM THE SELLER PROVIDES SERVICES UNDER THIS CLAUSE 16 TO BE SOLELY LIABLE FOR AND SHALL INDEMNIFY AND HOLD HARMLESS THE SELLER, ITS SUBSIDIARIES AND THEIR RESPECTIVE INSURERS FROM AND AGAINST ALL LIABILITIES, CLAIMS, DAMAGES, COSTS AND EXPENSES (INCLUDING LEGAL EXPENSES AND ATTORNEY
            FEES) IN RESPECT OF LOSS OF OR DAMAGE TO THE BUYER'S OR OPERATOR'S PROPERTY AND/OR INJURY TO OR DEATH OF THE DIRECTORS, OFFICERS, AGENTS OR EMPLOYEES OF THE BUYER AND OF SUCH OPERATOR AND/OR FROM AND AGAINST ALL LIABILITIES, CLAIMS, DAMAGES, COSTS AND EXPENSES (INCLUDING LEGAL EXPENSES AND ATTORNEY FEES) FOR ANY DAMAGES CAUSED BY THE BUYER AND SUCH OPERAOR TO THIRD PARTIES, CAUSED BY OR IN ANY WAY CONNECTED WITH GROUND TRAINING SERVICES.

            THE SELLER SHALL, EXCEPT IN CASE OF GROSS NEGLIGENCE OF THE BUYER AND EACH SUCH OPERATOR, AND THEIR RESPECTIVE DIRECTORS, OFFICERS, AGENTS OR EMPLOYEES, BE SOLELY LIABLE FOR AND SHALL INDEMNIFY AND HOLD HARMLESS THE BUYER AND SUCH OPERATOR, THEIR RESPECTIVE DIRECTORS, OFFICERS, AGENTS AND EMPLOYEES FROM AND AGAINST ALL LIABILITIES, CLAIMS, DAMAGES, COSTS AND EXPENSES (INCLUDING LEGAL EXPENSES AND ATTORNEY FEES) IN RESPECT OF LOSS OF OR DAMAGE TO THE SELLER'S PROPERTY AND/OR INJURY TO OR DEATH OF THE DIRECTORS, OFFICERS, AGENTS OR EMPLOYEES OF THE SELLER AND/OR FROM AND AGAINST ALL LIABILITIES, CLAIMS, DAMAGES, COSTS AND EXPENSES (INCLUDING LEGAL EXPENSES AND ATTORNEY FEES) FOR ANY DAMAGES CAUSED BY THE SELLER TO THIRD PARTIES, CAUSED BY OR IN ANY WAY CONNECTED WITH ANY GROUND TRAINING SERVICES.

16.11.2     INDEMNITIES RELATING TO TRAINING ON AIRCRAFT

            THE BUYER SHALL, OR SHALL CAUSE EACH OPERATOR OR PROPOSED OPERATOR OF AN AIRCRAFT OF WHOM THE SELLER PROVIDES SERVICES UNDER THIS CLAUSE 16, EXCEPT IN THE CASE OF GROSS NEGLIGENCE OF THE SELLER, ITS DIRECTORS, OFFICERS, AGENTS AND EMPLOYEES, BE SOLELY LIABLE FOR AND SHALL INDEMNIFY AND HOLD HARMLESS THE SELLER, ITS SUBSIDIARIES AND THEIR RESPECTIVE INSURERS FROM AND AGAINST ALL LIABILITIES, CLAIMS, DAMAGES, COSTS AND EXPENSES (INCLUDING LEGAL EXPENSES AND ATTORNEY
            FEES) INCIDENT THERETO OR INCIDENT TO SUCCESSFULLY ESTABLISHING THE RIGHT TO INDEMNIFICATION, FOR INJURY TO OR DEATH OF ANY PERSON (INCLUDING ANY OF THE BUYER'S OR OPERATOR'S DIRECTORS, OFFICERS, AGENTS AND EMPLOYEES UTILISING SUCH TRAINING SERVICES, BUT NOT DIRECTORS, OFFICERS, AGENTS AND EMPLOYEES OF THE SELLER) AND/OR FOR LOSS OF OR DAMAGE TO ANY PROPERTY AND/OR FOR LOSS OF USE THEREOF ARISING (INCLUDING THE AIRCRAFT ON WHICH THE TRAINING SERVICES ARE PERFORMED), CAUSED BY OR IN ANY WAY CONNECTED TO THE PERFORMANCE OF ANY AIRCRAFT TRAINING SERVICES.


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

            THE FOREGOING INDEMNITY SHALL NOT APPLY TO LEGAL LIABILITY TO ANY PERSON OTHER THAN THE BUYER AND ITS OPERATOR, THEIR DIRECTORS, OFFICERS, AGENTS OR EMPLOYEES ARISING OUT OF AN ACCIDENT TO THE EXTENT CAUSED BY A PRODUCT DEFECT IN THE AIRCRAFT DELIVERED TO AND ACCEPTED BY THE BUYER HEREUNDER.

            IF ANY CLAIM IS MADE OR SUIT IS BROUGHT AGAINST EITHER PARTY (OR ITS RESPECTIVE DIRECTORS, OFFICERS, AGENTS OR EMPLOYEES) FOR DAMAGES FOR WHICH LIABILITY HAS BEEN ASSUMED BY THE OTHER PARTY IN ACCORDANCE WITH THE PROVISIONS OF THIS CLAUSE 16, THE PARTY AGAINST WHICH A CLAIM IS SO MADE OR SUIT IS SO BROUGHT SHALL PROMPTLY GIVE NOTICE TO THE OTHER PARTY, AND THE LATTER SHALL (UNLESS OTHERWISE REQUESTED BY THE FORMER PARTY AGAINST WHICH A CLAIM IS SO MADE OR SUIT IS SO BROUGHT, IN WHICH CASE THE OTHER PARTY NEVERTHELESS SHALL HAVE THE RIGHT TO) ASSUME AND CONDUCT THE DEFENCE THEREOF, OR EFFECT ANY SETTLEMENT WHICH IT, IN ITS OPINION, DEEMS PROPER.

16.11.3     Insurances

16.11.3.1 The Buyer shall maintain, or shall cause its Operators to maintain adequate insurance with respect to the undertakings of the Buyer pursuant to Clauses 16.11.1 and 16.11.2 and shall provide upon the request of the Seller certificates of insurance in English attesting to such insurance coverage, in a form acceptable to the Seller from the Buyer's insurance brokers.

16.11.3.2 For all training periods on aircraft, the Buyer shall cause the Seller, its subsidiaries, the associated contractors and sub-contractors and the assignees of each of the foregoing and their respective directors, officers, agents and employees and their respective insurers to be named as additional insureds under all liability policies of the Buyer to the extent of the Buyer's undertaking set forth in Clause 16.11.2. With respect to the Buyer's hull all risks and hull war risks insurances, the Buyer shall cause the insurers of the Buyer's hull insurance policies to waive all rights of subrogation against the Seller, its subsidiaries, the associated contractors and sub-contractors and the assignees of each of the foregoing and their respective directors, officers, agents and employees and their respective insurers, to the extent of the Buyer's undertaking set forth in Clause 16.11.2.

            Any applicable deductible shall be borne by the Buyer. With respect to the above policies, the Buyer shall furnish to the Seller, not less than seven (7) working days prior to the start of any such training period, certificates of insurance, in English, evidencing the limit of liability cover and period of insurance in a form acceptable to the Seller from the Buyer's insurance brokers certifying that such policies have been endorsed as follows:

            (i) The Buyer's policies shall be primary and non-contributory to any insurance maintained by the Seller.

            (ii) Such insurance shall not become ineffective, cancelled, or coverage decreased or materially changed except on seven (7) days' prior written notice thereof to the Seller; and

            (iii) Under any such cover, all rights of subrogation against the
                  Seller, its subsidiaries, each of the associated contractors and subcontractors, the assignees of each of the foregoing and their respective directors, officers, agents and employees and their respective insurers, have been waived to the extent of the Buyer's undertaking and specifically referring to Clause 16.11.2.and to this Clause 16.11.3.2.

16.11.3.3   Seller's Subsidiaries

            For the purposes of this Clause 16, "the Seller and its subsidiaries" includes the Seller, its subsidiaries, Airbus Service Company, Hua-Ou Airbus - CASC Aviation Training Center, each of the associated contractors, and sub-contractors, the assignees of each of the foregoing, and their respective directors, officers, agents and employees.


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APPENDIX "A" TO CLAUSE 16

                               TRAINING ALLOWANCE

            TRAINEE DAYS ACCOUNTING

            Trainee days are counted as follows:

            - for instruction at the Seller's training centers: one (1) day of instruction for one (1) trainee equals one (1) trainee day. The number of trainees at the beginning of the course shall be counted as the number of trainees considered to have taken the course.

            -     [DELETED]


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

                            APPENDIX "B" TO CLAUSE 16

                        MINIMUM RECOMMENDED QUALIFICATION

                      IN RELATION TO TRAINING REQUIREMENTS

                          (Regular Transition Courses)

The prerequisites listed below are the minimum recommended requirements specified for Airbus training. If the appropriate regulatory agency or the specific airline policy of the trainee demand greater or additional requirements, they shall apply as prerequisites.

-           CAPTAIN prerequisites

            o     Fluency in English
            o     1500 hours minimum flying experience as pilot
            o     1000 hours experience on FAR/JAR 25 aircraft
            o 200 hours experience as airline, corporate pilot or military pilot
            o Must have flown transport type aircraft, as flying pilot, within the last 12 months.

-           FIRST OFFICER prerequisites

            o     Fluency in English
            o 500 hours minimum flying experience as pilot of fixed wing aircraft
            o     300 hours experience on FAR/JAR 25 aircraft
            o 200 hours flying experience as airline pilot or a corporate pilot or military pilot
            o Must have flown transport type aircraft, as flying pilot, within the last 12 months.

            For both CAPTAIN and FIRST OFFICER, if one or several of the above criteria are not met, the trainee must follow:

            (i) an adapted course (example: if not fluent in English, an adapted course with a translator) or,

            (ii) an ELT (Entry Level Training) program before entering the regular or the adapted course.

            Such course(s), if required, shall be at the Buyer's expense.

-           Maintenance Personnel prerequisites

            o     Fluency in English
            o     Experience on jet transport category aircraft
            o Knowledge of digital techniques, including ARINC 429, for electrics / avionics specialists.
            If this criterium is not met the trainee must follow a Basic Digital Course.


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17          EQUIPMENT SUPPLIER PRODUCT SUPPORT

17.1        Equipment Supplier Product Support Agreements

17.1.1 The Seller has obtained enforceable and transferable product support agreements from Suppliers of Seller Furnished Equipment listed in the Specification.

17.1.2 These agreements are based on the "World Airlines Suppliers Guide" and include Supplier commitments as contained in the "Supplier Product Support Agreements" which include the following provisions:

17.1.2.1 Technical data and manuals required to operate, maintain, service and overhaul the Supplier Parts. Such technical data and manuals shall be prepared in accordance with the applicable provisions of ATA Specification 100 and 101 including revision service and be published in the English language. The Seller shall recommend that software data, where applicable, is supplied in the form of an appendix to the Component Maintenance Manual, such data will be provided in compliance with ATA Specification 102 up to level 3.

17.1.2.2 Warranties and guarantees including standard warranties. In addition, landing gear Suppliers shall provide service life policies for selected structural landing gear elements.

17.1.2.3 Training to ensure efficient operation, maintenance and overhaul of the Supplier Parts for the Buyer's instructors, shop and line service personnel.

17.1.2.4 Spares data in compliance with ATA 200/2000 Specification, initial provisioning recommendations, spare parts and logistic service including routine and expedited deliveries.

17.1.2.5 Technical service to assist the Buyer with maintenance, overhaul, repair, operation and inspection of Supplier Parts as well as required tooling and spares provisioning.

17.2        Supplier Compliance

            The Seller shall monitor Supplier compliance with support commitments defined in the "Supplier Product Support Agreements" and shall take remedial action together with the Buyer if necessary.


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18          BUYER FURNISHED EQUIPMENT

18.1        Administration

18.1.1 Without additional charge, the Seller shall provide for the installation of those items of equipment which are identified in the Specification as being furnished by the Buyer ("Buyer Furnished Equipment" or "BFE"), provided that they are referred to in the Airbus BFE Catalog of approved suppliers by Products valid at time of ordering of the concerned BFE ("Approved Suppliers"). [DELETED].

            The Seller shall advise the Buyer of the dates by which, in the planned release of engineering for the Aircraft, the Seller requires a written detailed engineering definition including the description of the dimensions and weight of BFE, the information related to its certification and information necessary for the installation and operation thereof. The Buyer shall furnish such detailed description and information by the dates so specified. Such information, dimensions and weights shall not thereafter be revised unless authorised by a Specification Change Notice.

            The Seller shall also furnish in due time to the Buyer a schedule of dates and indication of shipping addresses for delivery of BFE. Where reasonably requested by the Seller, the Buyer shall arrange the availability of additional spare BFE to permit installation in the Aircraft and delivery of the Aircraft in accordance with the delivery schedule, provided that the Seller and the Buyer shall [DELETED]. The Buyer shall provide such equipment by such dates in a serviceable condition, in order to allow performance of any assembly, test, or acceptance process in accordance with the industrial schedule.

            It shall be a prerequisite for the supply of BFE that the Buyer shall also provide, or shall cause the BFE suppliers to provide, when requested by the Seller, at AEROSPATIALE works in TOULOUSE (FRANCE) and/or at DAIMLERCHRYSLER AEROSPACE AIRBUS GmbH, Division Hamburger Flugzeugbau Works in HAMBURG (FEDERAL REPUBLIC OF GERMANY) adequate field service including support from BFE suppliers to act in a technical advisory capacity to the Seller in the installation, calibration and possible repair of any BFE.

18.1.2 The Seller shall be entitled to refuse any item of BFE which is incompatible with the Specification, the above mentioned engineering definition or the certification requirements.

18.1.3 The BFE shall be imported into FRANCE or into the FEDERAL REPUBLIC OF GERMANY by the Buyer under a suspensive customs system ("Regime de l'entrepot industriel pour fabrication coordonnee" or "Zollverschluss") without application of any French or German tax or customs duty, and shall be Delivered Duty Unpaid (DDU) according to the Incoterms definition.

            Shipping Addresses:

            AEROSPATIALE, Societe Nationale Industrielle
            316 Route de Bayonne
            31300 TOULOUSE
            FRANCE


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

            or:

            DAIMLERCHRYSLER AEROSPACE AIRBUS GmbH
            Division Hamburger Flugzeugbau
            Kreetslag 10
            21129 HAMBURG
            FEDERAL REPUBLIC OF GERMANY

18.2        Aviation Authorities' Requirements

            The Buyer is responsible for, at its expense, and warrants that BFE shall be manufactured by a qualified supplier, shall meet the requirements of the applicable Specification, shall comply with applicable requirements incorporated by reference to the Type Certificate and listed in the Type Certificate Data Sheet, [DELETED], shall be approved by the Aviation Authorities delivering the Export Certificate of Airworthiness and by the Buyer's Aviation Authority for installation and use on the Aircraft at the time of Delivery of such Aircraft. [DELETED]

18.3        Buyer's Obligation and Seller's Remedies

18.3.1 Any delay or failure in complying with the foregoing warranty or in providing the descriptive information or service representatives mentioned in Clause 18.1 or in furnishing the BFE in serviceable condition at the requested delivery date or in obtaining any required approval for such equipment under the above mentioned Aviation Authorities regulations may delay the performance of any act to be performed by the Seller, and cause the Final Price of the Aircraft to be adjusted in accordance with the updated delivery schedule and to include in particular the amount of the Seller's additional costs, attributable to such delay or failure such as storage, taxes, insurance and costs of out-of sequence installation.

18.3.2      Further, in any such event, the Seller may:

            (i) select, purchase and install an equipment similar to the involved one, in which event the Final Price of the affected Aircraft shall also be increased by the purchase price of such equipment plus reasonable costs and expenses incurred by the Seller for handling charges, transportation, insurance, packaging and if so required and not already provided for in the price of the Aircraft for adjustment and calibration; or

            (ii) if the BFE shall be so delayed by more than thirty (30) days, or unapproved within thirty (30) days deliver the Aircraft without the installation of such equipment, notwithstanding the terms of Clause 7 insofar as it may otherwise have applied, and the Seller shall thereupon be relieved of all obligations to install such equipment. The Buyer may also elect to have the Aircraft so delivered.

18.4        Title and Risk of Loss

            Title to and risk of loss of any BFE shall at all times remain with the Buyer except that risk of loss (limited to cost of replacement of said BFE and excluding in particular loss of use) shall be with the Seller for as long as such BFE shall be under the care, custody and control of the Seller.

18.5        Seller-Supplied Buyer Furnished Equipment


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

18.5.1      General

            Subject to the provisions of this sub-Clause 18.6, the Buyer has the right to request the Seller, no later [DELETED], to supply directly certain of the items that are referenced as Buyer Furnished Equipment pursuant to the Standard Specification and Exhibit B "Baseline" for all the Aircraft, such items to be procured from the Approved Suppliers. If compliance with such request by the Seller in its judgment will not affect the Delivery Date of the Aircraft referred to in Clause 9, then the Seller will order such items as Seller-Supplied Buyer Furnished Equipment ("SSBFE") subject to the execution of an SCN amending the Exhibit B "Baseline" and reflecting the effect on price and any other items and conditions of this Agreement.

            Following agreement between the Buyer and the Seller as to the specification and selection of the SSBFE, the Seller shall purchase the selected equipment directly from the respective Approved Suppliers and [DELETED].

18.5.2      Price

            For the purposes of selection of SSBFE as provided for in the above paragraph, the Seller shall [DELETED].

            [DELETED].

            The incorporation of BFE as SSBFE shall be subject to the payment by the Buyer of handling charge [DELETED].

            For the avoidance of doubt, the Seller reserves the right to refuse to supply as SSBFE any BFE items which the Buyer chooses to select from BFE suppliers not listed in the then current Approved List.

19          DATA RETRIEVAL

            The Buyer shall use reasonable efforts to provide the Seller, as the Seller may reasonably request, with all the necessary data as customarily compiled by the Buyer and pertaining to the operation of the Aircraft to assist the Seller in making efficient and coordinated survey of all reliability, maintainability, operational and cost data with a view to improving the safety, availability and operational costs of the Aircraft.

20          TERMINATION

20.1        Termination for Insolvency

            In the event that either the Seller or the Buyer:

            (1)   files a voluntary petition in bankruptcy.

            (2) commences any case, proceeding or other in any jurisdiction relating to bankruptcy, insolvency, reorganization or relief from debtors or seeking a reorganization, arrangement, winding-up, liquidation, dissolution or other relief with respect to its debts.

            (3) commences under the laws of any competent jurisdiction any proceeding seeking the appointment of a receiver, trustee, custodian or other similar


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

                  official for all or substantially all of its assets, or makes a general assignment for the benefit of its creditors.

            (4) becomes the object of any proceeding seeking issuance of a warrant of attachment, execution, distraint or similar process against substantially all of its assets.

            (5) becomes the object of any proceeding or action of the type described in (2), (3) or (4) above and, [DELETED].

            (6)   is unable to pay its debts as they come due.

            (7) becomes the object of any liquidation, winding up or analogous event.

            then the other party may, to the full extent permitted by law, by written notice, terminate all or part of this Agreement.

20.2        Termination for Non-Payment of Predelivery Payments

            If for any Aircraft the Buyer fails to make any Predelivery Payments at the time, in the manner and in the amount specified in Clause 5.3 of this Agreement within [DELETED], the Seller may, by written notice, terminate all or part of this Agreement with respect to undelivered Aircraft, [DELETED].

20.3        Termination for Failure to Take Delivery

            If the Buyer fails to comply with its obligations as set forth under Clause 8 and/or Clause 9, or fails to pay the Final Price of the Aircraft, the Seller shall have the right to put the Buyer on notice to do so [DELETED]. [DELETED], the Seller may, by written notice, terminate all or part of this Agreement with respect to undelivered Aircraft, [DELETED].

            All costs referred to in Clause 9.2.3 and relating to the period between the notified date of delivery (as referred to in Clause 9.2.3) and the date of termination of all or part of this Agreement shall be borne by the Buyer.

20.4 In the event that the Buyer: (i) [DELETED], or (ii) [DELETED] after notice from the Seller, the Seller may, by written notice, terminate all or part of this Agreement with respect to undelivered Aircraft.

20.5        General

20.5.1 To the full extent permitted by law, the termination of all or part of this Agreement pursuant to Clauses 20.1, 20.2, 20.3 and 20.4 shall become effective immediately upon receipt by the relevant party of the notice of termination sent by the other party without it being necessary for either party to take any further action or to seek any consent from the other party or any court having jurisdiction.

20.5.2 The right for either party under Clause 20.1 and for the Seller under Clauses 20.2, 20.3 and 20.4 to terminate all or part of this Agreement shall be without prejudice to any other rights and remedies available to such party to seek termination of all or part


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

            of this Agreement before any court having jurisdiction pursuant to any failure by the other party to perform its obligations under this Agreement.

20.5.3      [DELETED]

20.5.4 In the event of a termination of this Agreement following a default from the Buyer, [DELETED].

21 -        ASSIGNMENT

21.1        Successors and Assigns

            Subject to the provisions of this Clause 21, this Agreement shall inure to the benefit of and be binding upon the successors and assigns of the parties hereto. Except as expressly provided in this Clause 21, neither party may sell, assign, novate or transfer its rights or obligations hereunder in whole or in part without the prior written consent of the other party. Notwithstanding the immediately preceding sentence, the Seller may at any time by notice to the Buyer transfer in whole or in part its rights and/or its obligations under this Agreement to any of its successors or assigns or to its majority owned subsidiary without the consent of the Buyer [DELETED].

21.2        Assignment in Case of Lease

21.2.1 In the event of the lease of any Aircraft by the Buyer following delivery of such Aircraft to the Buyer, and subject to the consent of the Seller, which consent shall not be unreasonably denied or delayed, the Buyer's rights with respect to such Aircraft under Clauses [DELETED] may be transferred [DELETED]. The Buyer shall furnish to the Seller a true copy of such assignment agreement with the purchaser or lessee [DELETED].

21.2.2      Exculpatory or Indemnity Clause in Post-delivery Sale or Lease.

            [DELETED].

21.2.3 Any assignment or novation under this paragraph 21.2 shall be subject to all of the following conditions:

            (1) That the assignee or novatee agrees, in a form reasonably satisfactory to the Seller, to be bound by all relevant terms, conditions and limitations of this Agreement, and

            (2) That no assignment, transfer or novation by the Buyer pursuant to this paragraph 21.2 shall subject the Seller to any liability, increased risk, costs or expenses to which it would not otherwise be subject hereunder or modify in any way the Seller's contractual rights hereunder, and

            (3) That the Buyer shall nonetheless remain liable to Seller in respect of all the rights and obligations under this Agreement and shall guarantee the performance by the assignee of all duties and obligations related to the assigned rights as well as to the assignment itself including but not limited to conditions under this paragraph 21.2, and

             (4) No further assignment or novation is permitted except in accordance with the foregoing provisions of this paragraph.

21.3        Assignment by the Buyer

            [DELETED]


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

21.4        Transfer of Rights and Obligations upon Reorganisation

            If at any time until the date upon which all the obligations and liabilities of the Seller under this Agreement have been discharged, the legal structure, the membership or the business of the Seller is reorganised or the legal form of the Seller is changed and as a consequence thereof the Seller wishes the Buyer to accept the substitution of the [DELETED].

            [DELETED].

            [DELETED].

22          MISCELLANEOUS PROVISIONS

22.1        Notices

            All notices and requests required or authorised hereunder shall be given in writing either by personal delivery to an authorised representative of the party to whom the same is given or by registered mail (return receipt requested) or by telex and the date upon which any such notice or request is so personally delivered or if such notice or request is given by registered mail, the date upon which it is received by the addressee shall be deemed to be the effective date of such notice or request.

            Seller's address for notices is:

            AIRBUS INDUSTRIE
            Attn. To V. P. Contracts
            1 Rond-Point Maurice Bellonte
            31707 Blagnac Cedex
            France

            Buyer's address for notices is:

            GATX Flightlease Aircraft Company Ltd
            c/o GATX Flightlease Management GmbH
            CH-8058 Zurich Airport
            Switzerland
            Fax: 41 1 812 98 13

            or such other address or such other person as the party receiving the notice or request may reasonably designate from time to time.

            with copies in all cases to:

            GATX Third Aircraft Corporation
            Four Embarcadero Center
            San Francisco, CA 94111
            USA
            Attention: Air Portfolio Administration
            Fax: + 415 955 3424


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

            And

            Flightlease Holdings (Guernsey) Limited
            Polygon Hall Le Marchant Street
            St. Peter Port
            Guernsey, GY1 4AS
            Channel Islands
            Tel: +44 1481 714 744
            Fax: +44 1481 714 744

22.2        Waiver

            The failure of either party to enforce at any time any of the provisions of this Agreement, or to exercise any right herein provided, or to require at any time performance by the other party of any of the provisions hereof, shall in no way be construed to be a present or future waiver of such provisions nor in any way to affect the validity of this Agreement or any part thereof or the right of the other party thereafter to enforce each and every such provision. The express waiver (whether made one (1) or several times) by either party of any provision, condition or requirement of this Agreement shall not constitute a waiver of any future obligation to comply with such provision, condition or requirement.

22.3        INTERPRETATION AND LAW

            THIS AGREEMENT WILL BE GOVERNED BY AND CONSTRUED AND THE PERFORMANCE THEREOF WILL BE DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

            THE PARTIES HEREBY ALSO AGREE THAT THE UNITED NATIONS CONVENTION ON THE INTERNATIONAL SALE OF GOODS WILL NOT APPLY TO THIS TRANSACTION.

22.4        JURISDICTION

            EACH OF THE SELLER AND BUYER (I) IRREVOCABLY SUBMITS ITSELF TO THE NON-EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND (TO THE EXTENT PERMITTED BY APPLICABLE LAW) TO THE NON-EXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, FOR THE PURPOSES OF ANY SUIT, ACTION OR OTHER PROCEEDING ARISING OUT OF THIS AGREEMENT, THE SUBJECT MATTER HEREOF OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY BROUGHT BY ANY PARTY OR PARTIES HERETO, AND (II) HEREBY WAIVES, AND AGREES NOT TO ASSERT, BY WAY OF MOTION, AS A DEFENSE OR OTHERWISE, IN ANY SUCH SUIT, ANY DEFENSE OR OTHERWISE, IN ANY SUIT, ACTION OR PROCEEDING, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ANY DEFENSE BASED ON SOVEREIGN OR OTHER IMMUNITY OR THAT THE SUIT, ACTION OR PROCEEDING WHICH IS REFERRED TO IN CLAUSE (I) ABOVE IS BROUGHT IN AN INCONVENIENT FORUM, THAT THE VENUE OF SUCH SUIT, ACTION OR PROCEEDING IS IMPROPER, OR THAT THIS AGREEMENT OR THE SUBJECT MATTER HEREOF OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY MAY NOT BE ENFORCED IN ANY OF THESE COURTS. THE BUYER AND THE SELLER

            EACH HEREBY GENERALLY CONSENTS TO SERVICE OF PROCESS BY REGISTERED MAIL, RETURN RECEIPT REQUESTED, AT ITS ADDRESS FOR NOTICE UNDER THIS AGREEMENT, SUCH SERVICE OF PROCESS TO BE EFFECTIVE UPON ACKNOWLEDGEMENT OF RECEIPT OF SUCH REGISTERED MAIL. THE FOREGOING, HOWEVER, SHALL NOT LIMIT THE RIGHT OF SUCH PARTY TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO BRING ANY LEGAL ACTION OR PROCEEDING OR TO OBTAIN EXECUTION OF JUDGEMENT IN ANY COMPETENT JURISDICTION.

22.5        International Supply Contract

            The Buyer and the Seller recognise that this Agreement is an international supply contract which has been the subject of discussion and negotiation, that all its terms and conditions are fully understood by the parties, and that the Specification and price of the Aircraft and the other mutual agreements of the parties set forth herein were arrived at in consideration of, inter alia, all the provisions hereof specifically including all waivers, releases and renunciations by the Buyer set out herein.

22.6        Severability

            In the event that any provision of this Agreement should for any reason be held ineffective, the remainder of this Agreement shall remain in full force and effect. To the extent permitted by applicable law, each party hereto hereby waives any provision of law which renders any provision of this Agreement prohibited or unenforceable in any respect.

22.7        Alterations to Contract

            This Agreement contains the entire agreement between the parties with respect to the subject matter hereof and supersedes any previous understandings, commitments or representations whatsoever oral or written in respect thereto. This Agreement shall not be varied except by an instrument in writing of date even herewith or subsequent hereto executed by both parties or by their duly authorised representatives.

22.8        Language

            All correspondence, documents and any other written matters in connection with this Agreement shall be in English.

            This Agreement has been executed in two (2) original copies which are in English, and may be executed in counterparts.

22.9        Confidentiality

            This Agreement including any Exhibits or other documents related hereto shall be treated by both parties as confidential and shall not be released in whole or in part to any third party except as may be required by law, or to professional advisors for the purpose of implementation hereof. Without limiting the generality of the foregoing, the Buyer will cooperate with the Seller to limit the disclosure of the contents of this Agreement to the extent legally permissible in any filing required to be made by the Buyer with any governmental agency and will make such applications as will be necessary to implement the foregoing. With respect to any public disclosure or filing, the Buyer agrees to submit to the Seller a copy of the proposed document to be filed or disclosed and will give the Seller a reasonable period of time in which to review the said document. The Buyer and Seller will consult with each other prior to the making of any public disclosure or filing, permitted hereunder, of this Agreement or the terms and conditions thereof. In particular, each party agrees not to make any press release concerning the whole or any part of the contents and/or subject matter hereof or of any future addendum hereto without the prior consent of the other party hereto. The provisions of this Subclause 22.9 will survive any termination of this Agreement.

IN WITNESS WHEREOF this Agreement was entered into the day and year first above written.

For and on behalf of                    For and on behalf of

GATX Flightlease Aircraft Company Ltd   AIRBUS INDUSTRIE

Name: _______________________________   Name: __________________________________

Title: ______________________________   Title: _________________________________

                                        WITNESSED BY:

Name: _______________________________   Name: __________________________________

Title: ______________________________   Title: _________________________________

                                                            EXHIBIT  A

                                   EXHIBIT A-1

      The A320 Standard Specification referred to in Subclause 2.2 of the Agreement is contained in a separate folder.

                                                            EXHIBIT  A

                                   EXHIBIT A-2

      The A321 Standard Specification referred to in Subclause 2.2 of the Agreement is contained in a separate folder.

                                                            EXHIBIT  A

                                   EXHIBIT A-3

      The A318 Standard Specification referred to in Subclause 2.2 of the Agreement is contained in a separate folder.

                                                            EXHIBIT  A

                                   EXHIBIT A-4

      The A330 Standard Specification referred to in Subclause 2.2 of the Agreement is contained in a separate folder.

                                                            EXHIBIT  A

                                   EXHIBIT A-5

      The [DELETED] Standard Specification referred to in Subclause 4.1.1 of Letter Agreement No 2 of the Agreement is contained in a separate folder.

                                                            EXHIBIT  A

                                   EXHIBIT A-6

      The [DELETED] Standard Specification referred to in Subclause 6.1.1 of Letter Agreement No 2 of the Agreement is contained in a separate folder.

                                                            EXHIBIT  A

                                   EXHIBIT A-7

      The [DELETED] Standard Specification referred to in Subclause 5.1.1 of Letter Agreement No 2 of the Agreement is contained in a separate folder.

                                                            EXHIBIT  A

                                   EXHIBIT A-8

      The [DELETED] Standard Specification referred to in Subclause 7.1.1 of Letter Agreement No 2 of the Agreement is contained in a separate folder.

                                                            EXHIBIT  A

                                   EXHIBIT A-9

      The [DELETED] Standard Specification referred to in Subclause 8.1.1 of Letter Agreement No 2 of the Agreement is contained in a separate folder.

                                                            EXHIBIT  B

                                   EXHIBIT B-1

          Changes Orders to the A320-200 Standard Specification (SCNs)

                                                            EXHIBIT  B

                                   EXHIBIT B-2

          Changes Orders to the A321-200 Standard Specification (SCNs)

                                                            EXHIBIT  B

                                   EXHIBIT B-3

          Changes Orders to the A318-100 Standard Specification (SCNs)

                                                            EXHIBIT  B

                                   EXHIBIT B-4

          Changes Orders to the A330-200 Standard Specification (SCNs)

                                                            EXHIBIT  C

                                    EXHIBIT C

                       FORM OF SPECIFICATION CHANGE NOTICE

                                                            EXHIBIT  E

                            CERTIFICATE OF ACCEPTANCE

In accordance with the terms of the Agreement dated [    ] and made between GATX
Flightlease Aircraft Company Ltd and AIRBUS INDUSTRIE, as amended (the
"Purchase Agreement"), the acceptance tests relating to the A[   ] aircraft,
Manufacturer's Serial Number: [        ], Registration Number: [       ] (the
"Aircraft"), have taken place at Aerospatiale Works on the [    ] day of [    ].

In view of said tests having been carried out with satisfactory results, [GATX Flightlease o Aircraft Company Ltd] hereby approves the Aircraft as being in conformity with the provisions of the Agreement.

Said acceptance does not impair the rights that may be derived from the warranties relating to the Aircraft set forth in the Agreement.

Any right at law or otherwise to revoke this acceptance of the Aircraft is hereby waived.


The [      ] day of [   ]

[GATX Flightlease Aircraft Company Ltd]

By:

Its:

                                                            EXHIBIT  F

                                  BILL OF SALE

Know all men by these presents that Airbus Industrie G.I.E. ("AIRBUS"), a "Groupement d'Interet Economique" created pursuant to the Ordonnance No 67-821 of the 23rd September 1967 of the French Republic and whose address is 1 rond-point Maurice Bellonte, 31707 Blagnac Cedex, FRANCE, is the owner of the following airframe (the "Airframe"), the attached engines as specified (the "Engines") and all appliances, components, parts, instruments, accessories, furnishings, modules and other equipment of any nature, excluding buyer furnished equipment, incorporated therein, installed thereon or attached thereto on the date hereof (the "Parts"):

MANUFACTURER OF AIRFRAME:                 MANUFACTURER OF ENGINES:

AIRBUS INDUSTRIE G.I.E.                   [     ]

MODEL:  [   ]                             MODEL:    [     ]

MANUFACTURER'S                            SERIAL NUMBERS: LH:  [    ]
SERIAL NUMBER:  [     ]                                   RH:  [    ]

REGISTRATION LETTERS:  [    ]

The Airframe, Engines and Parts are hereafter together referred to as the aircraft (the "Aircraft").

AIRBUS does this [ ] day of [ ] sell, transfer and deliver all of its above described rights, title and interest to the Aircraft to the following company and to its successors and assigns forever, said Aircraft to be the property thereof:

                                 [Name of Buyer]

AIRBUS hereby warrants to the Buyer, its successors and assigns that it has on the date hereof good and lawful right to sell, deliver and transfer the Aircraft to the Buyer and that there is hereby conveyed to the Buyer on the date hereof good, legal and valid title to the Aircraft, free and clear of all liens, claims, charges, encumbrances and rights of others.

IN WITNESS WHEREOF, the undersigned has caused this instrument to be executed by
its duly authorized representative this ______ day of [     ]

AIRBUS INDUSTRIE "Groupement d'Interet Economique"

By:

Title:

Signature

                                                             EXHIBIT G

                               SERVICE LIFE POLICY

                           ITEMS OF PRIMARY STRUCTURE

          SELLER SERVICE LIFE POLICY

1 The Items covered by the Service Life Policy pursuant to Clause 12.2 are those Seller Items of primary and auxiliary structure described hereunder.

2           WINGS - CENTER AND OUTER WING BOX (LEFT AND RIGHT)

2.1         Wing Structure

2.1.1       Spars

2.1.2       Ribs inside the wing box

2.1.3       Upper and lower panels of the wing box

2.2         Fittings

2.2.1       Support structure and attachment fittings for the flap structure

2.2.2       Support structure and attachment fitting for the engine pylons

2.2.3       Support structure and attachment fitting for the main landing gear

2.2.4       Support structure and attachment fitting for the center wing box

2.3         Auxiliary Support Structure

2.3.1       For the slats :

2.3.1.1     Ribs supporting the track rollers on wing box structure

2.3.1.2     Ribs supporting the actuators on wing box structure

2.3.2       For the ailerons :

2.3.2.1     Hinge brackets and ribs on wing box rear spar or shroud box

2.3.2.2     Actuator fittings on wing box rear spar or shroud box

2.3.3       For airbrakes, spoilers, lift dumpers :

2.3.3.1     Hinge brackets and ribs on wing box rear spar or shroud box

2.3.3.2     Actuator fittings on wing box rear spar or shroud box

2.4         Pylon

2.4.1       For the Pylon Main Structural Box

2.4.1.1     Spars

2.4.1.2     Ribs

2.4.1.3     Skin, doublers and stiffeners

2.4.1.4     Support structure and attachment fitting for engine supports

3           FUSELAGE

3.1         Fuselage structure

3.1.1       Fore and aft bulkheads

3.1.2 Pressurized floors and bulkheads surrounding the main and nose gear wheel well and center wing box

3.1.3 Skins with doublers, stringers and frames from the forward pressure bulkheads to the frame supporting the rear attachment of horizontal stabilizer

3.1.4 Window and windscreen attachment structure but excluding transparencies

3.1.5       Passenger and cargo doors internal structure

3.1.6 Sills excluding scuff plates and upper beams surrounding passenger and cargo door apertures

3.1.7 Cockpit floor structure and passenger cabin floor beams excluding floor panels and seat rails

3.1.8       Keel beam structure

3.2         Fittings

3.2.1       Landing gear support structure and attachment fitting

3.2.2 Support structure and attachment fittings for the vertical and horizontal stabilizers

3.2.3       Support structure and attachment fitting for the APU

4           STABILIZERS

4.1         Horizontal Stabilizer Main Structural Box

4.1.1       Spars

4.1.2       Ribs

4.1.3       Upper and lower skins and stringers

4.1.4 Support structure and attachment fitting to fuselage and trim screw actuator

4.1.5       Elevator support structure

4.1.5.1     Hinge bracket

4.1.5.2     Servocontrol attachment brackets

4.2         Vertical Stabilizer Main Structural Box

4.2.1       Spars

4.2.2       Ribs

4.2.3       Skins and stringers

4.2.4       Support structure and attachment fitting to fuselage

4.2.5       Rudder support structure

4.2.5.1     Hinge brackets

4.2.5.2     Servocontrol attachment brackets

5           EXCLUSIONS

            [DELETED] are excluded from this Seller Service Life Policy.

                                                                 EXHIBIT I

                                    EXHIBIT I

                            SPARE PARTS PROCUREMENT

1           GENERAL

1.1 This Exhibit defines the terms and conditions for the materiel support services offered by the Seller to the Buyer in the following areas:

            -     Initial provisioning of materiel
            -     Replenishment of materiel
            -     Lease of certain Seller Parts

1.1.1 Capitalized terms used herein and not otherwise defined in this Exhibit "H" shall have the same meanings assigned thereto in the Agreement.

            References made to Clauses or sub-Clauses shall refer to Clauses or sub-Clauses of this Exhibit "H" unless otherwise specified.

1.2         Scope of Materiel Support

            Materiel is classified into the following categories (hereinafter referred to as "Materiel")

            (i) Seller Parts (Seller's proprietary Materiel bearing an official part number of the Seller or Materiel for which the Seller has the exclusive sales rights);

            (ii) Supplier Parts classified as Line Replacement Units in accordance with the applicable SPC 2 or 6, SPEC 2000 revision;

            (iii) Supplier Parts classified as Expendable Line Maintenance Parts in accordance with the applicable SPC 1, SPEC 2000 revision;

            (iv)  Ground Support Equipment and Special (To Type) Tools;

            (v)   Hardware and standard materiel.

1.2.1 The lease of certain Seller Parts listed in Appendix A of Clause 6 are available for lease by the Seller to the Buyer.

1.2.2 The Materiel support to be provided hereunder by the Seller covers items classified as Materiel in sub-Clause 1.2 (i) thru (v) for initial provisioning as described in Clause 2 ("Initial Provisioning"), and sub-Clauses 1.2 (i) thru 1.2 (iv) for replenishment as described in Clause 3.

            Line Replacement Units as specified in sub-Clauses 1.2 (i) and 1.2
            (ii) above having less than [DELETED] flight-hours are considered as new for invoicing purposes.

                                                                 EXHIBIT I

1.2.3       [DELETED]

1.2.4       [DELETED] [DELETED]

1.3         Materiel Support Centre and Central Store

1.3.1 The Seller has established its materiel support centre in [DELETED] ("Materiel Support Centre") and shall maintain or cause to be maintained during the Term a central store of Seller Parts.

1.3.2 The Materiel Support Centre is operated twenty-four (24) hours/day and seven (7) days/week.

1.3.3 The Seller reserves the right to effect deliveries from distribution centres other than the Materiel Support Centre or from any designated production or Suppliers' facilities.

            For efficient and convenient deliveries, the Seller and its affiliate companies operate satellite stores in [DELETED].

1.4         Agreements of the Buyer

1.4.1 The Buyer agrees to purchase from the Seller the Seller Parts required for the Buyer's own needs during the Term, provided that the provisions of this Clause 1.4 shall not in any way prevent the Buyer from resorting to the Seller Parts stocks of other airlines operating the same Aircraft or from purchasing Seller Parts from said airlines, or from distributors or dealers, provided said Seller Parts have been designed and manufactured by, or obtained from, the Seller.

1.4.2 The Buyer may manufacture or have manufactured for its own use without paying any license fee to the Seller, or may purchase from other sources, parts equivalent to Seller Parts :

1.4.2.1 after expiration of the Term if at such time the Seller Parts are out of stock,

                                                                 EXHIBIT I

1.4.2.2 at any time, to the extent Seller Parts are needed to effect aircraft on ground ("AOG") repairs upon any Aircraft delivered under the Agreement and are not available from the Seller within a lead time shorter than or equal to the time in which the Buyer can provide such Seller Parts, and provided the Buyer shall not sell such Seller Parts,

1.4.2.3 in the event that the Seller fails to fulfil its obligations with respect to any Seller Parts pursuant to Clause 1.2 within a reasonable time after written notice thereof from the Buyer,

1.4.2.4 in those instances where a Seller Part is identified as "Local Manufacture" in the Illustrated Parts Catalog (IPC).

1.4.3 The rights granted to the Buyer in Clause 1.4.2 shall not in any way be construed as a license, nor shall they in any way obligate the Buyer to the payment of any license fee or royalty, nor shall they in any way be construed to affect the rights of third parties.

2           INITIAL PROVISIONING

2.1         Initial Provisioning Period

            The Initial Provisioning Period is defined as the period up to and expiring on the [DELETED] day after delivery of the last Aircraft subject to firm order under the Agreement.

2.2         Pre-Provisioning Meeting

2.2.1       The Seller shall organize a pre-provisioning meeting
            ("Pre-Provisioning Meeting") at its Materiel Support Centre for the purpose of formulating an acceptable schedule and working procedure to accomplish the initial provisioning of Materiel.

2.2.2 The date of the meeting shall be mutually agreed upon, allowing a minimum preparation time of [DELETED] weeks for the Initial Provisioning Conference referred to in Clause 2.4 below.

                                                                 EXHIBIT I

2.3         Initial Provisioning [DELETED]

2.3.1 Upon the request of the Buyer, the Seller can provide [DELETED]. The following areas shall be covered :

            (i) [DELETED]
            (ii) [DELETED]
            (iii) [DELETED]

2.4         Initial Provisioning Conference

            The Seller shall organize an Initial Provisioning conference ("Initial Provisioning Conference") at the Materiel Support Centre, including Supplier participation as agreed upon during the Pre-Provisioning Meeting.

            Such conference shall not take place earlier than [DELETED] weeks after Manufacturer Serial Number allocation, Buyer Furnished Equipment selection or Customer Definition Freeze, whichever is later.

2.5         Seller-Supplied Data

            The Seller shall prepare and supply to the Buyer the following documents.

2.5.1       Initial Provisioning Data

            Initial Provisioning data in accordance with SPEC 2000, Chapter 1, ("Initial Provisioning Data") shall be supplied by the Seller to the Buyer in a form, format and a time-scale to be mutually agreed upon during the Pre-Provisioning Meeting.

2.5.1.1 Revision service shall be provided every [DELETED], up to the end of the Initial Provisioning Period, or until the configuration of the Buyer's delivered Aircraft is included.

2.5.1.2 In any event, the Seller shall ensure that Initial Provisioning Data is released to the Buyer in due time to allow the necessary Buyer's evaluation time and the on-time delivery of any ordered Materiel.

2.5.2       Supplementary Data

            The Seller shall provide the Buyer with supplementary data to the Initial Provisioning Data, including Local Manufacture Tables (X-File) and Ground Support Equipment and Tools (W-File) in accordance with SPEC 2000, Chapter 1.

                                                                 EXHIBIT I

2.6         Supplier-Supplied Data

2.6.1       General

            The Seller shall obtain from Suppliers, agreements to prepare and issue for their own products Initial Provisioning Data in the English language, for those components for which the Buyer has elected to receive data.

            Said data (initial issue and revisions) shall be transmitted to the Buyer through the Seller. The Seller shall review the compliance of such data with the relevant ATA requirements but shall not be responsible for the substance of such data. Such data should be adequate to enable the Buyer to undertake in-house repair/overhaul of such components.

            In any event, the Seller shall exert its reasonable efforts to supply Initial Provisioning Data to the Buyer in due time to allow the necessary Buyer's evaluation time and on-time deliveries.

2.6.2       Initial Provisioning Data

            Initial Provisioning Data for Supplier Parts as per sub-Clause 1.2
            (ii) in accordance with SPEC 2000, Chapter 1, fixed or variable format, shall be furnished as mutually agreed upon during a Pre-Provisioning Meeting with revision service assured up to the end of the Initial Provisioning period, or until it reflects the configuration of the Buyer's delivered Aircraft.

2.7         Initial Provisioning Data Compliance

2.7.1 Initial Provisioning Data generated by the Seller and supplied to the Buyer shall comply with the latest configuration of the Aircraft to which such data relate as known [DELETED] before the date of issue. Said data shall enable the Buyer to order Materiel conforming to its Aircraft as required for maintenance and overhaul.

            This provision shall not cover :

            - parts embodying Buyer's modifications not known to the Seller,
            - parts embodying modifications not agreed to by the Seller.

2.8         Commercial Offer

2.8.1 At the end of the Initial Provisioning Conference, the Seller shall, at the Buyer's request, submit a commercial offer for all Materiel mutually agreed as being Initial Provisioning based on the Seller's sales prices valid at the time of finalization of the Initial Provisioning Conference. This commercial offer shall be valid for a period to be mutually agreed upon, irrespective of any price changes for Seller Parts during this period, except for significant error and/or for price alterations due to part number changes and/or for Supplier price changes.

                                                                 EXHIBIT I

2.8.2 During the Initial Provisioning Period the Seller shall supply Materiel as defined in Clause 1.2 ordered from the Seller which shall be in conformity with the configuration standard of the affected Aircraft and with the Initial Provisioning Data transmitted by the Seller.

2.8.3 The Seller in addition, shall use its reasonable efforts to cause Suppliers to provide a similar service for their items.

2.9         Delivery of Initial Provisioning Materiel

2.9.1 In order to support the operation of the Aircraft, the Seller shall use its reasonable efforts to deliver Materiel ordered during the Initial Provisioning Period against the Buyer's orders and according to a mutually agreed schedule. Provided the Buyer's orders have been placed within [DELETED] days after receipt of the Seller's provisioning data and not later than [DELETED] months before delivery of the corresponding Aircraft, [DELETED] percent ([DELETED] %) of the ordered quantity of each item, including line station items, shall be delivered [DELETED] months after delivery of the last Aircraft. If said [DELETED] percent ([DELETED] %) cannot be accomplished, the Seller shall endeavor to have such items available at its facilities for Seller Parts as per sub-Clause 1.2 (i) or its Suppliers' facilities for parts as per sub-Clauses 1.2 (ii) thru 1.2
            (v) for immediate supply in case of an AOG.

2.9.2 The above agreed delivery schedule applies only to that portion of the quantity ordered that is recommended for the number of Aircraft operated during the [DELETED] months that follow first Aircraft delivery.

2.9.3 The Buyer may, subject to the Seller's agreement, cancel or modify Initial Provisioning orders placed with the Seller, with no cancellation charge, not later than the quoted lead-time before scheduled delivery of said Materiel.

2.9.4 In the event of the Buyer canceling or modifying (without any liability of the Seller for the cancellation or modification) any orders for Materiel outside the time limits defined in Clause 2.9.3, the Buyer shall reimburse the Seller for any costs incurred in connection therewith.

2.9.5 All transportation costs for the return of Materiel under this Clause 2, including any insurance, customs and duties applicable or other related expenditures, shall be borne by the Buyer.

                                                                 EXHIBIT I

2.10        Initial Provisioning Data for Exercised Options

2.10.1 All Aircraft for which the Buyer exercises its option shall be included into the revision of the provisioning data that is issued after execution of the relevant amendment to the Agreement if such revision is not scheduled to be issued within [DELETED] weeks from the date of execution. If the execution date does not allow [DELETED] weeks preparation time for the Seller, the concerned Aircraft shall be included in the subsequent revision as may be mutually agreed upon.

2.10.2 The Seller shall, from the date of execution of the relevant amendment to the Agreement until [DELETED] months after delivery of each Aircraft, submit to the Buyer details of particular Supplier components being installed on each Aircraft, with recommendation of order quantity. A list of such components shall be supplied at the time of the provisioning data revision as specified above.

2.10.3 The data with respect to Materiel at the time of each Aircraft delivery shall at least cover such Aircraft's technical configuration as it existed [DELETED] months prior to Aircraft delivery and shall be updated to reflect the final build status of the concerned Aircraft. Such update shall be included in the data revisions issued [DELETED] months after delivery of such Aircraft.

3           REPLENISHMENT AND DELIVERY

3.1         General

            Buyer's purchase orders are administered in accordance with SPEC 2000 Chapter 3.

            For the purpose of clarification it is expressly stated that the provisions of Clause 3.2 do not apply to Initial Provisioning Data and Materiel as described in Clause 2.

3.2         Lead times

            In general the lead times are in accordance with the provisions of the "World Airlines and Suppliers' Guide" (Latest Edition).

3.2.1 Seller Parts as per sub-Clause 1.2 (i) listed in the Seller's Spare Parts Price List can be dispatched within the lead times defined in the Spare Parts Price List.

            Lead times for Seller Parts, which are not published in the Seller's Spare Parts Price List, are quoted upon request.

3.2.2 Materiel of sub-Clauses 1.2 (ii) thru 1.2 (iv) can be dispatched within the Supplier's lead-time augmented by the Seller's own order and delivery processing time.

3.2.3 Materiel of sub-Clause 1.2 (v) when on stock and subject to prior sale can be dispatched within [DELETED] days from receipt of a Buyer purchase order.

                                                                 EXHIBIT I

3.2.4       Expedite Service

            The Seller shall provide a twenty-four (24) hours-a-day, seven (7) days-a-week expedite service to provide for the supply of the relevant Seller Parts available in the Seller's stock, workshops and assembly line including long lead time spare parts, to the international airport nearest to the location of such part ("Expedite Service").

3.2.4.1 The Expedite Service is operated in accordance with the "World Airline Supplier's Guide", and the Seller shall notify the Buyer of the action taken to satisfy the expedite within :

            - four (4) hours after receipt of an AOG Order,
            - twenty-four (24) hours after receipt of a Critical Order (imminent AOG or work stoppage),
            - seven (7) days after receipt of an Expedite Order from the Buyer.

3.2.4.2 The Seller shall deliver Seller Parts requested on an Expedite basis against normal orders placed by the Buyer, or upon telephone or telex requests by the Buyer's representatives. Such telephone or telex requests shall be confirmed by subsequent Buyer's orders for such Seller Parts within a reasonable time.

3.3         Delivery Status

            The Seller shall report to the Buyer the status of supplies against orders on a monthly basis.

3.4         Excusable Delay

            Clause 10.1 of the Agreement shall apply for the Materiel support.

3.5         Shortages, Overshipments, Non-Conformance in Orders

3.5.1 The Buyer shall immediately but not later than [DELETED] days after receipt of Materiel delivered pursuant to a purchase order advise the Seller :

            a) of any alleged shortages or overshipments with respect to such order,

            b) of all non-conformances to specification of parts in such order subjected to inspections by the Buyer.

            In the event of the Buyer not having advised the Seller of any such alleged shortages, overshipments or non-conformance within the above defined period, the Buyer shall be deemed to have accepted the deliveries.

                                                                 EXHIBIT I

3.5.2 In the event of the Buyer reporting overshipments or non-conformance to the specifications within the period defined in Clause 3.5.1 the Seller shall, if accepted, either replace the concerned Materiel or credit the Buyer for the returned Materiel. In such case, transportation costs shall be borne by the Seller.

            The Buyer shall endeavor to minimize such costs, particularly through the use of its own airfreight system for transportation at no charge to the Seller.

3.6         Packaging

            All Materiel shall be packaged in accordance with ATA 300 Specification, Category III for consumable/expendable materiel and Category II for rotables. Category I containers shall be used if requested by the Buyer and the difference between Category I and Category II packaging costs shall be paid by the Buyer together with payment for the respective Materiel.

3.7         Cessation of Deliveries

            The Seller reserves the right to stop or otherwise suspend deliveries if the Buyer fails to meet its obligations defined in Clauses 4.2 thru 4.4.

4           COMMERCIAL CONDITIONS

4.1.        Price

4.1.1       The Materiel prices shall be :

            - Free Carrier (FCA) the Materiel Support Centre for deliveries from the Materiel Support Centre.

            - Free Carrier (FCA) place specified by the Seller for deliveries from other Seller or Supplier facilities as the term Free Carrier (FCA) is defined by the publication No 460 of the International Chamber of Commerce published in April 1990.

4.1.2 The prices shall be the Seller's sales prices in effect on the date of receipt of the order (subject to reasonable quantities and delivery time) and shall be expressed in US-Dollars.

4.1.3 Prices of Seller Parts shall be in accordance with the current Seller's Spare Parts Price List. Prices shall be firm for each calendar year. The Seller, however, reserves the right to revise the prices of said parts during the course of the calendar year in the following cases :

            -     significant revision in manufacturing costs,

            - significant revision in manufacturer's purchase price of parts or materiels (including significant variation of exchange rates),

            -     significant error in estimation or expression of any price.

4.1.4 Prices of Materiel as defined in sub-Clauses 1.2 (ii) thru 1.2 (iv) shall be the valid list prices of the supplier augmented by the Seller's handling charge. The percentage of the handling charge shall vary with the Materiel's value and shall be determined item by item.

                                                                 EXHIBIT I

4.1.5 The Seller warrants that, should the Buyer purchase [DELETED] percent ([DELETED] %) of the recommended Initial Provisioning package of the Materiel as defined in sub-Clauses 1.2 (ii) thru 1.2 through the Seller, the average handling charge on the total package shall not exceed [DELETED] percent ([DELETED] %).

            This average handling charge shall apply when all orders are received by the Seller not later than [DELETED] months before first Aircraft delivery.

4.1.6 Prices of Materiel as defined in sub-Clauses 1.2 (v) shall be the Seller's purchase prices augmented by a variable percentage of handling charge.

4.2         Payment Procedures and Conditions

4.2.1 Payment shall be made in immediately available funds in the quoted currency. In case of payment in any other free convertible currency the exchange rate valid at the day of actual money transfer shall be applied for conversion.

4.2.2 Payment shall be made by the Buyer to the Seller within [DELETED] days from date of the invoice to the effect that the value date of the credit to the Seller's account of the payment falls within this [DELETED] day period.

4.2.3 The Buyer shall make all payments hereunder to the Seller's account, No [DELETED] with :

            [DELETED]

            or as otherwise directed by the Seller.

4.2.4 All payments due to the Seller hereunder shall be made in full without set-off, counterclaim, deduction or withholding of any kind. Consequently, the Buyer shall procure that the sums received by the Seller under this Exhibit "H" shall be equal to the full amounts expressed to be due to the Seller hereunder, without deduction or withholding on account of and free from any and all taxes, levies, imposts, dues or charges of whatever nature except that if the Buyer is compelled by law to make any such deduction or withholding the Buyer shall pay such additional amounts as may be necessary in order that the net amount received by the Seller after such deduction or withholding shall equal the amounts which would have been received in the absence of such deduction or withholding.

4.2.5 If any payment due to the Seller is not received in accordance with the timescale provided in Clause 4.2.2, without prejudice to the Seller's other rights under such Exhibit "H", the Seller shall be entitled to interest for late payment calculated on the amount due from and including the due date of payment up to and including the date when the payment is received by the Seller at a rate equal to the London Interbank Offered Rate (LIBOR) for [DELETED] months deposits in US Dollars (as published in the Financial Times on the due date) plus [DELETED] percent ([DELETED] %) per year (part year to be prorated).

4.3         Credit Assurance

            The Seller and the Buyer agree that the Seller has the right to request and the Buyer shall upon such request provide the Seller with sufficient financial means in due time in order to assure the Seller of full payment of the Buyers' current and/or expected payment obligations.

                                                                 EXHIBIT I

4.3.1 The Sellers' right to request credit assurance from the Buyer shall be limited to the following cases :

4.3.1.1 The Seller has received purchase orders from the Buyer for Initial Provisioning Materiel.

4.3.1.2 The Seller has received purchase and/or service orders exceeding the Buyer's average [DELETED] month's turnover with the Seller.

4.3.1.3     The Buyer is indebted to the Seller for overdue invoices.

4.3.2 The Seller shall accept the following financial means as credit assurance :

4.3.2.1 Irrevocable and confirmed letter of credit, raised by banks of international standing and reputation. The conditions of such letter of credit shall be pertinent to Aircraft support activities and shall be set forth by the Seller.

4.3.2.2 Bank guarantee raised by banks of international standing and reputation. The conditions of such bank guarantee shall be mutually agreed upon prior to acceptance by the Seller.

4.3.2.3 Stand-by letter of credit raised by banks of international standing and reputation. The conditions of such letter of credit shall be mutually agreed upon prior to acceptance by the Seller.

4.4         Title

            Title to any Materiel purchased under this Exhibit "H" remains with the Seller until full payment of the invoices and any interest thereon have been received by the Seller.

            The Buyer shall undertake that Materiel, title to which has not passed to the Buyer, shall be kept free from any debenture or mortgage or any similar charge or claim in favor of any third party.

4.5         [DELETED]

4.5.1       [DELETED]

4.5.1.1     [DELETED]

4.5.1.2     [DELETED]

4.5.1.3     [DELETED]

4.5.2       [DELETED]

4.5.2.1     [DELETED]

4.5.2.2     [DELETED]

4.5.2.3     [DELETED]

                                                                 EXHIBIT I

4.5.2.4     [DELETED]

4.5.3       [DELETED]

4.5.4       [DELETED]

4.5.4.1     [DELETED]

4.6         Inventory Usage Data

            The Buyer undertakes to provide periodically to the Seller, as the Seller may request during the Term, a quantitative list of the parts used for maintenance and overhaul of the Aircraft. The range and contents of this list shall be established according to SPEC 2000, Chapter 5, or as mutually agreed between the Seller and the Buyer.

5           WARRANTIES

5.1         Seller Parts

            Subject to the limitations and conditions as hereinafter provided, the Seller warrants to the Buyer that all Seller Parts in sub-Clause
            1.2 (i) shall at delivery to the Buyer :

            (i)   be free from defects in material,

            (ii) be free from defects in workmanship, including without limitation processes of manufacture,

            (iii) be free from defects arising from failure to conform to the applicable specification for such part.

5.2       Warranty Period

5.2.1 The standard warranty period for new Seller Parts is [DELETED] months after delivery of such parts to the Buyer.

5.2.2 The standard warranty period for used Seller Parts delivered by and/or repaired by the Seller is [DELETED] months after delivery of such parts to the Buyer.

5.3         Buyer's Remedy and Seller's Obligation

            The Buyer's remedy and Seller's obligation and liability under this Clause 5 are limited to the repair, replacement or correction, at the Seller's expense and option, of any Seller Part which is defective.

            The Seller may equally at its option furnish a credit to the Buyer for the future purchase of Seller Parts equal to the price at which the Buyer is then entitled to acquire a replacement for the defective Seller Parts.

            The provisions of Clauses 12.1.5 thru 12.1.10 of the Agreement shall apply to this Clause 5 of this Exhibit "H".

                                                                 EXHIBIT I

5.4         Waiver, Release and Renunciation

            THE WARRANTIES, OBLIGATIONS AND LIABILITIES OF THE SELLER AND REMEDIES OF THE BUYER SET FORTH IN THIS CLAUSE 5 ARE EXCLUSIVE AND IN SUBSTITUTION FOR, AND THE BUYER HEREBY WAIVES, RELEASES AND RENOUNCES, ALL OTHER WARRANTIES, OBLIGATIONS AND LIABILITIES OF THE SELLER AND RIGHTS, CLAIMS AND REMEDIES OF THE BUYER AGAINST THE SELLER, EXPRESS OR IMPLIED, ARISING BY LAW OR OTHERWISE WITH RESPECT TO ANY NON-CONFORMITY OR DEFECT IN ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY OR PART DELIVERED UNDER THIS AGREEMENT INCLUDING BUT NOT LIMITED TO:

            (A)   ANY WARRANTY AGAINST HIDDEN DEFECTS (GARANTIE DES VICES
                  CACHES);

            (B)   ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS;

            (C) ANY IMPLIED WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OF TRADE;

            (D) ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY, WHETHER CONTRACTUAL OR DELICTUAL AND WHETHER OR NOT ARISING FROM THE SELLER'S NEGLIGENCE, ACTUAL OR IMPUTED; AND

            (E) ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY FOR LOSS OR DAMAGE TO ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY OR PART THEREOF.

            SELLER SHALL HAVE NO OBLIGATION OR LIABILITY, HOWSOEVER ARISING, FOR LOSS OF USE, REVENUE OR PROFIT OR FOR ANY OTHER DIRECT, INCIDENTAL, OR CONSEQUENTIAL DAMAGES WITH RESPECT TO ANY NON-CONFORMITY OR DEFECT IN ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY OR PART DELIVERED UNDER THIS AGREEMENT.

6           SELLER PARTS LEASING

6.1         General

            The terms and conditions of this Clause 6 shall apply for the leasing of Seller Parts listed in Appendix A to this Clause 6, hereinafter, "Leased Parts" or a "Leased Part", and shall form a part of each lease of Seller Parts by the Buyer from the Seller.

6.1.1 The terms and conditions of this Clause 6 shall prevail over all other terms and conditions appearing on any order form or other document pertaining to Leased Parts.

6.1.2 For the purposes of this Clause 6, the term "Lessor" refers to the Seller and the term "Lessee" refers to the Buyer.

6.1.3 Parts not included in Appendix A to this Clause 6 shall be the subject of a separate lease agreement supplied by the Seller at the Buyer's request.

                                                                 EXHIBIT I

6.2         Leasing Procedure

            At the Lessee's request by telephone (to be confirmed promptly in writing), telefax, SITA, letter or other written instrument, the Lessor shall lease such Leased Parts, which shall be made available in accordance with Clause 3.2.4 for the purpose of being substituted for a part removed from an Aircraft for repair or overhaul. Each lease of Leased Parts shall be evidenced by a lease document (hereinafter "Lease") issued by the Lessor to the Lessee not later than [DELETED] days after delivery of the Leased Part.

6.3         Lease Term

            The term of the lease (hereinafter "Lease Term") shall commence on the date of dispatch of the Leased Part to the Lessee or the Lessee's agent at the Lessor's facility and shall end on the date falling [DELETED] days after such delivery, unless extended by written agreement between the Lessor and the Lessee within such [DELETED] day period.

            Notwithstanding the foregoing, the Lease Term shall end in the event of, and upon the date that, the Lessee acquiring title to a Leased Part as a result of exercise of the Lessee's option to purchase the Leased Part, as provided for herein.

6.4         Lease Charges and Taxes

            Lessee shall pay Lessor :

            (i) a daily rental charge for the Lease Term for each Leased Part equal to [DELETED] of the catalog price of such Leased Part as set forth in the Seller's Spare Parts Price List in effect on the date of commencement of the Lease Term,

            (ii) any reasonable additional costs which may be incurred by the Lessor as a direct result of such Lease, such as inspection, test, repair, overhaul and repackaging costs as required to place the Leased Part in a satisfactory condition for lease to a subsequent customer,

            (iii) all transportation and insurance charges and

            (iv) any taxes, charges or custom duties imposed upon the Lessor or its property as a result of the Lease, sale, delivery, storage or transfer of any Leased Part. All payments due hereunder shall be made in accordance with Clause 6.

6.5         Title

            Title to each Leased Part shall remain with the Lessor at all times unless the Lessee exercises its option to purchase in accordance with Clause 6.9 in which case title shall pass to the Lessee upon receipt by the Lessor of the payment for the purchased Leased Part.

                                                                 EXHIBIT I

6.6         Risk of Loss

            Risk of loss or damage to each Leased Part shall remain with the Lessee until such Leased Part is redelivered to the Lessor at the return location specified in the applicable Lease. If a Leased Part is lost or damaged beyond repair, the Lessee shall be deemed to have exercised its option to purchase the part in accordance with Clause
            6.9 as of the date of such loss or damage.

6.7         Return of Leased Part

6.7.1 The Buyer shall at the end of the Lease Term return to the Lessor each Leased Part to the return location specified in the applicable Lease.

6.7.2 Except for normal wear and tear, each Leased Part shall be returned to the Lessor in the same condition as when delivered to the Lessee. However, the Lessee shall not without the Lessor's prior written consent repair, modify or alter any Leased Part.

6.7.3 In the event of the Leased Part not having been returned to the Lessor's designated facilities within the Lease Term, the Lessor shall be entitled, in addition to any other remedy it may have by law or under this Clause 6, to charge to the Lessee, and the Lessee shall pay, all of the charges in this Clause 6.4 accruing for each day after the end of the Lease Term that such Leased Part is not returned to the Lessor as though the Lease Term were extended for the period of such delay.

            Further, should the Lessee fail to return the Leased Part to the Lessor at the end of the Lease Term and if the Lessor so elects, by giving prompt written notice to the Lessee, such failure shall be deemed to be an election by the Lessee to purchase the Leased Part, and upon the happening of such event the Lessee shall pay the Lessor all amounts due under Clause 6.4 for the Leased Part up to the date of such written notice by the Lessor plus the purchase price of the Leased Part current at the commencement of the Lease Term.

6.8         Record of Flight Hours

            The Lessee shall document all flight hours and cycles accumulated by the Lessee on each Leased Part during the Lease Term. Records shall be delivered to the Lessor upon return of such Leased Part to the Lessor. In addition, all documentation pertinent to inspection, maintenance and/or rework of the Leased Part as maintained serviceable in accordance with the standards of the Lessor shall be delivered to the Lessor upon return of the Leased Part to the Lessor on termination of the Lease.

            Such documentation shall include but not be limited to evidence of incidents such as hard landings, abnormalities of operation and corrective action taken by the Lessee as a result of such incidents.

                                                                 EXHIBIT I

6.9         Option to Purchase

6.9.1 The Lessee may at its option exercisable by written notice given to the Lessor during the Lease Term, elect to purchase the Leased Part, in which case the then current purchase price for such Leased Part as set forth in the Seller's Spare Parts Price List shall be paid by the Lessee to the Lessor. Such option shall be contingent upon the Lessee providing the Lessor with evidence satisfactory to the Lessor that the original part fitted to the Aircraft is beyond economical repair. Should the Lessee exercise such option, [DELETED] percent ([DELETED] %) of the Lease rental charges already invoiced pursuant to sub-Clause 6.4 (i) shall be credited to the Lessee against the said purchase price of the Leased Part.

6.9.2 In the event of purchase, the Leased Part shall be warranted in accordance with Clause 5 as though such Leased Part were a Seller Part, but the warranty period shall be deemed to have commenced on the date such part was first installed on any aircraft; provided, however, that in no event shall such warranty period be less than [DELETED] months from the date of purchase of such Leased Part. A warranty granted under this Clause 6.9.2 shall be in substitution for the warranty granted under Clause 6.10 at the commencement of the Lease Term.

6.10        Warranties

6.10.1 The Lessor warrants that each Leased Part shall at the time of delivery be free from defects in material and workmanship which could materially impair the utility of the Leased Part.

6.10.2      Warranty and Notice Periods

            The Lessee's remedy and the Lessor's obligation and liability under this Clause 6.10, with respect to each defect, are conditioned upon:

            (i) the defect having become apparent to the Lessee within the Lease Term and

            (ii) the return by the Lessee as soon as practicable to the return location specified in the applicable Lease, or such other place as may be mutually agreed upon, of the Leased Part claimed to be defective and

            (iii) the Lessor's warranty administrator having received written notice of the defect from the Lessee within [DELETED] days after the defect becomes apparent to the Lessee, with reasonable proof that the claimed defect is due to a matter embraced within the Lessor's warranty under this Clause 6.10 and that such defect did not result from any act or omission of the Lessee, including but not limited to any failure to operate or maintain the Leased Part claimed to be defective or the Aircraft in which it was installed in accordance with applicable governmental regulations and the Lessor's applicable written instructions.

                                                                 EXHIBIT I

6.10.3      Remedies

            The Lessee's remedy and the Lessor's obligation and liability under this Clause 6.10 with respect to each defect are limited to the repair of such defect in the Leased Part in which the defect appears, or, as mutually agreed, to the replacement of such Leased Part with a similar part free from defect.

            Any replacement part furnished under this Clause 6.10.3 shall be deemed to be the Leased Part so replaced.

6.10.4      Suspension and Transportation Costs

6.10.4.1 If a Leased Part is found to be defective and covered by this warranty, the Lease Term and the Lessee's obligation to pay rental charges as provided for in sub-Clause 6.4 (i) shall be suspended from the date on which the Lessee notifies the Lessor of such defect until the date on which the Lessor has repaired, corrected or replaced the defective Leased Part, provided, however, that the Lessee has, promptly after giving such notice to the Lessor, withdrawn such defective Leased Part from use. If the defective Leased Part is replaced, such replaced part shall be deemed to no longer be a Leased Part under the Lease as of the date on which such part was received by the Lessor at the return location specified in the applicable Lease.

            If a Leased Part is found to be defective on first use by the Lessee and is covered by this warranty, no rental charges as provided in sub-Clause 6.4 (i) shall accrue and be payable by the Lessee until the date on which the Lessor has repaired, corrected or replaced the defective Leased Part.

6.10.4.2 All transportation and insurance costs of returning the defective Leased Part and returning the repaired, corrected or replacement part to the Lessee shall be borne by the Lessor.

6.10.5      Wear and Tear

            Normal wear and tear and the need for regular maintenance and overhaul shall not constitute a defect or non-conformance under this Clause 6.10.

6.10.6      Waiver, Release and Renunciation

            THE WARRANTIES, OBLIGATIONS AND LIABILITIES OF THE LESSOR AND REMEDIES OF THE LESSEE SET FORTH IN THIS CLAUSE 6 ARE EXCLUSIVE AND IN SUBSTITUTION FOR, AND THE BUYER HEREBY WAIVES, RELEASES AND RENOUNCES, ALL OTHER WARRANTIES, OBLIGATIONS AND LIABILITIES OF THE SELLER AND RIGHTS, CLAIMS AND REMEDIES OF THE LESSEE AGAINST THE SELLER, EXPRESS OR IMPLIED, ARISING BY LAW OR OTHERWISE WITH RESPECT TO ANY NON-CONFORMITY OR DEFECT IN ANY LEASED PART DELIVERED UNDER THESE LEASING CONDITIONS INCLUDING BUT NOT LIMITED TO:

                                                                 EXHIBIT I

            (A)   ANY WARRANTY AGAINST HIDDEN DEFECTS (GARANTIE DES VICES
                  CACHES);

            (B)   ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS;

            (C) ANY IMPLIED WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OF TRADE;

            (D) ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY, WHETHER CONTRACTUAL OR DELICTUAL AND WHETHER OR NOT ARISING FROM THE SELLER'S NEGLIGENCE, ACTUAL OR IMPUTED; AND

            (E) ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY FOR LOSS OR DAMAGE TO ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY OR PART THEREOF.

            SELLER SHALL HAVE NO OBLIGATION OR LIABILITY, HOWSOEVER ARISING, FOR LOSS OF USE, REVENUE OR PROFIT OR FOR ANY OTHER DIRECT, INCIDENTAL, OR CONSEQUENTIAL DAMAGES WITH RESPECT TO ANY NON-CONFORMITY OR DEFECT IN ANY LEASED PART DELIVERED UNDER THESE LEASING CONDITIONS.

                                                                 EXHIBIT I

APPENDIX "A" TO CLAUSE 6 OF EXHIBIT "H"

SELLER PARTS AVAILABLE FOR LEASING

          AILERONS

          APU DOORS

          CARGO DOORS

          PASSENGER DOORS

          ELEVATORS

          FLAPS

          LANDING GEAR DOORS

          RUDDER

          TAIL CONE

          SLATS

          SPOILERS

          AIRBRAKES

          WING TIPS

          WINGLETS

            AND OTHER PARTS WHICH MAY BE PROVIDED BY THE SELLER FOR LEASING

                                                                       EXHIBIT I

7           TERMINATION OF SPARES PROCUREMENT COMMITMENTS

7.1 In the event of the Agreement being terminated with respect to any Aircraft due to causes provided for in Clauses 10, 11 or 20 of the Agreement, such termination may also affect the terms of this Exhibit "H" to the extent set forth in Clause 7.2 below.

7.2 Any termination under Clauses 10, 11 or 20 of the Agreement shall discharge all obligations and liabilities of the parties hereunder with respect to such undelivered spare parts, services, data or other items to be purchased hereunder which are applicable to those Aircraft for which the Purchase Agreement has been terminated. Unused spare parts in excess of the Buyer's requirements due to such Aircraft cancellation shall be repurchased by the Seller as provided for in Clause 4.5.2.

                              Letter Agreement No 1

GATX Flightlease Aircraft Company Ltd

                                                              September 16, 1999

Re: Purchase Incentives

Dear Sirs,

      GATX Flightlease Aircraft Company Ltd (the "Buyer"), and Airbus industrie G.I.E. (the "Seller"), have entered into an A320 Family and A330 Purchase Agreement dated as of even date herewith (the "Agreement"), which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft as described in the Specifications annexed to said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 1 (the "Letter Agreement") certain additional terms and Conditions regarding the sale of the Aircraft provided for in the Agreement. The terms "herein", "hereof" and "hereunder" and words of similar import refer to this Letter Agreement. Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement.

      Both parties agree that this Letter Agreement shall constitute an integral, nonseverable part of said Agreement and be governed by its provisions, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement shall govern.

1.    [DELETED]

      At the time of delivery of each Aircraft to the Buyer, the Seller shall [DELETED]:

1.1   [DELETED]

1.2   [DELETED]

1.3   [DELETED]

1.4   [DELETED]

1.5   [DELETED]

1.6   [DELETED]

1.7   [DELETED]

1.8   [DELETED]

1.8   [DELETED]

1.10  [DELETED]

1.11  [DELETED]

1.11  [DELETED]

2.    DELETED]

2.1   [DELETED:

2.2   [DELETED]

2.2   [DELETED

2.4   [DELETED]

2.5   [DELETED]

2.5   [DELETED]

2.7   [DELETED]

2.8   [DELETED]

3.    [DELETED]

3.1   [DELETED]

3.2   [DELETED]

3.2   [DELETED]

4.    [DELETED]

4.1   [DELETED]

5.    [DELETED]

6.    [DELETED]

6.1   [DELETED]

6.2   [DELETED]

7.    [DELETED]

7.1   [DELETED:

7.2   [DELETED]

7.3   [DELETED]

8.    [DELETED]

9.    [DELETED]

10.   ASSIGNMENT

      Except as permitted by Clause 21 of the Agreement, this Letter Agreement is not transferable, and the Buyer's rights under this Letter Agreement shall not be assigned, sold, transferred or otherwise alienated by operation of law or otherwise to any person. Any unauthorized assignment, sale, transfer or other alienation of the Buyer's rights under this Letter Agreement shall immediately void this Letter Agreement in its entirety.

      If the foregoing correctly sets forth our understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

                                       Very truly yours,

                                       AIRBUS INDUSTRIE G.I.E.


                                       By :  John J. LEAHY
                                             -------------

                                       Its : Senior Vice President, Commercial
                                             ---------------------------------

                                       WITNESSED BY :

                                       By :

                                       Its :


Accepted and Agreed

GATX Flightlease Aircraft Company Ltd

By :

Its :


By :

Its :

                              Letter Agreement No 2

GATX Flightlease Aircraft Company Ltd

                                                       September _________, 1999

Re: Order Flexibility

Dear Sirs,

      GATX Flightlease Aircraft Company Ltd (the "Buyer"), and Airbus Industrie G.I.E. (the "Seller"), have entered into an A320 Family and A330 Purchase Agreement dated as of even date herewith (the "Agreement"), which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft as described in the Specifications annexed to said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 2 (the "Letter Agreement") certain additional terms and conditions regarding the sale of the Aircraft provided for in the Agreement. The terms "herein", "hereof" and "hereunder" and words of similar import refer to this Letter Agreement. Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement.

      Both parties agree that this Letter Agreement shall constitute an integral, nonseverable part of said Agreement and be governed by its provisions, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement shall govern.

1.    DELIVERY DATES

      Table A attached hereto sets out the months of Scheduled Delivery for each Aircraft ordered as per the Agreement.

2.    CONVERSION RIGHTS

2.1   [DELETED] Family type conversion

      In respect of all those [DELETED] ordered under the Agreement and to be delivered[DELETED], the Buyer may convert any such Aircraft into [DELETED]

      Upon written notice (the "Conversion Election Notice") delivered to the Seller on or prior to the first day of the month that is:

            [DELETED]

            [DELETED]

2.2   [DELETED] type conversions

      In respect of all those [DELETED]

      Upon written notice (the "Conversion Election Notice") delivered to the Seller on or prior to the first day of the month that is [DELETED] [DELETED]
      [DELETED]

2.3   [DELETED] type conversions
      [DELETED]

2.4   DELETED]

2.4.1 [DELETED]

2.4.2 [DELETED]

2.4.2 [DELETED]

3.    CONVERSION PROCEDURE AND DELIVERY DATES

3.1 On or prior to the date that is [DELETED] days after the delivery of the Conversion Election Notice (the "Expiration Date"), the Buyer and the Seller shall enter into an Amendment (the "Conversion Amendment") to the Agreement, to give effect to the conversion and to make any other modification and supplementation thereto in accordance with the terms and conditions hereunder.

      Each Aircraft, upon due conversion hereunder into an order for another model of Aircraft ([DELETED] as the case may be), shall be deemed to be a [DELETED] provided that, notwithstanding anything to the contrary contained herein [DELETED].

3.2 A delivery date for a Converted Aircraft will be indicated by the Seller [DELETED]

3.3 Conversion of Aircraft into Converted Aircraft shall be effective upon [DELETED].

3.4 It is further understood that any conversion that shall have been made hereunder and agreed to by the Buyer and the Seller shall be irrevocable and that thereafter there shall be no further conversion of Converted Aircraft.

3.5 Upon the type conversion of an Aircraft pursuant to this Clause 3, [DELETED]. Any such order resulting from conversion shall, [DELETED].4. CONVERTED AIRCRAFT [DELETED]

4.1   [DELETED] Aircraft Specification

4.1.1 Should the Buyer decide to convert an Aircraft into a firmly ordered [DELETED]

4.1.2 [DELETED]
      [DELETED]

4.2.  Propulsion Systems

4.2.1 The [DELETED][DELETED]

4.3.  Prices for the [DELETED]

4.3.1 The Basic Price of the Airframe of an [DELETED] is:

                     USD [DELETED] (US Dollars - [DELETED])

4.3.2 The Basic Price of the Airframe of an [DELETED]

            USD [DELETED] (US Dollars -- [DELETED])

4.3.3 The Airframe Basic Price of each Aircraft has been established in accordance with the average economic conditions prevailing in [DELETED] and corresponding to theoretical delivery in [DELETED] and will be revised to the actual delivery date of each Aircraft in accordance with [DELETED]

4.4   Basic Price of the Propulsion Systems

4.4.1 The [DELETED] Propulsion Systems

      The Basic Price of a set of two [DELETED] Propulsion Systems including standard equipment for the [DELETED]: USD [DELETED] (US Dollars -- [DELETED])Such Basic Price has been established in accordance with the delivery conditions prevailing in [DELETED] and has been calculated from the [DELETED].

4.4.2 The [DELETED] Propulsion Systems The Basic Price of a set of two [DELETED] Propulsion Systems including standard equipment for the [DELETED] USD [DELETED] [DELETED]Such Basic Price has been established in accordance with the delivery conditions prevailing in [DELETED] and has been calculated from the [DELETED]) in accordance with economic conditions prevailing in [DELETED]

5     CONVERTED AIRCRAFT [DELETED]

5.1   [DELETED] Aircraft SpecificationShould [DELETED]

5.1.2 5.1.2 [DELETED] ,[DELETED]

5.2.  [DELETED] Propulsion Systems

5.2.1 [DELETED]

5.2.2 [DELETED]

5.3.  Prices for the [DELETED]

5.3.1 The Basic Price of the Airframe of an [DELETED]

                     USD [DELETED] (US Dollars -- [DELETED])

5.3.2 The Airframe Basic Price of each Aircraft has been established in accordance with the average economic conditions prevailing in [DELETED] and corresponding to a theoretical delivery in [DELETED] and will be revised to the actual delivery date of each Aircraft in accordance with the [DELETED].

5.4 Basic Price of the Propulsion Systems The Basic Prices and the Reference Prices for the Propulsion Systems for the [DELETED]

6     CONVERTED AIRCRAFT [DELETED]

6.1   [DELETED] Aircraft Specification

6.1.1 Should the Buyer decide to convert an [DELETED][DELETED]

6.1.3 [DELETED]

6.1.4. [DELETED]

6.3.  Prices for the [DELETED]The Basic Price of the [DELETED]

                      USD [DELETED] (US Dollars [DELETED])

6.3.1 The Basic Price of each Aircraft has been established in accordance with the average economic conditions prevailing in [DELETED] and corresponding to a theoretical delivery in [DELETED] and will be revised to the actual delivery date of each Aircraft in accordance with the Airframe Price Revision Formula [DELETED].

7.    CONVERTED AIRCRAFT [DELETED]

7.1   [DELETED] Aircraft Specification

7.1.1 Should the Buyer decide to convert an [DELETED].

7.1.2 [DELETED]

7.1.3 [DELETED]

7.1.4 [DELETED]

7.2.  Prices for the [DELETED]The Basic Price of the [DELETED]

                     USD [DELETED] (US Dollars -- [DELETED])
                      [DELETED]CONVERTED AIRCRAFT [DELETED]

8.1   [DELETED] Aircraft Specification

8.1.1 Should the Buyer decide to convert [DELETED]

8.1.2 [DELETED]

8.1.3 [DELETED][DELETED]

8.2.  Prices for the [DELETED]The Basic Price of the [DELETED]

                     USD [DELETED] (US Dollars -- [DELETED])

9.    [DELETED] PROPULSION SYSTEMS

      [DELETED] The following basic prices shall be applicable to the [DELETED]
10.   [DELETED] PROPULSION SYSTEMS

10.1  [DELETED] [DELETED]

10.3  The Basic Price of the [DELETED]

                     USD [DELETED] (US Dollars -- [DELETED])

10.4  [DELETED]

11.   [DELETED] PROPULSION SYSTEMS [DELETED]

12    ASSIGNMENT

      Except as permitted by Clause 21 of the Agreement, this Letter Agreement is not transferable, and the Buyer's rights under this Letter Agreement shall not be assigned, sold, transferred or otherwise alienated by operation of law or otherwise to any person. Any unauthorized assignment, sale, transfer or other alienation of the Buyer's rights under this Letter Agreement shall immediately void this Letter Agreement in its entirety.

      If the foregoing correctly sets forth our understanding, please execute the orIginal and one (1) copy hereof in the space provided below and return a copy to the Seller.

                                       Very truly yours,

                                       AIRBUS INDUSTRIE G.I.E.


                                       By :  John J. LEAHY
                                             -------------

                                       Its : Senior Vice President, Commercial
                                             ---------------------------------

                                       WITNESSED BY :

                                       By :

                                       Its :


Accepted and Agreed

GATX Flightlease Aircraft Company Ltd

By :

Its :


By :

Its :

TABLE A

                            AIRCRAFT DELIVERY DATES

================================================================================
       Year                Aircraft Type and                    Aircraft
                           Month of Delivery                     Number
================================================================================
 [DELETED]                [DELETED] [DELETED)                    [DELETED]



--------------------------------------------------------------------------------
 [DELETED]                [DELETED]  [DELETED]                   [DELETED]


--------------------------------------------------------------------------------
 [DELETED]                [DELETED]  [DELETED]                   [DELETED]


--------------------------------------------------------------------------------
 [DELETED]                [DELETED]  [DELETED]                   [DELETED]


--------------------------------------------------------------------------------
 [DELETED]                [DELETED]  [DELETED]                   [DELETED]


--------------------------------------------------------------------------------
 [DELETED]                [DELETED]  [DELETED]                   [DELETED]


================================================================================

                              Letter Agreement No 3

GATX Flightlease Aircraft Company Ltd

                                                          September       , 1999

Re : Option Aircraft

Dear Sirs,

GATX Flightlease Aircraft Company Ltd (the "Buyer"), and Airbus industrie (the "Seller"), have entered into an Airbus A320 Family and A330 Purchase Agreement dated as of even date herewith (the "Agreement"), which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft as described in the Specifications annexed to said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 3 (the "Letter Agreement") certain additional terms and conditions regarding the sale of the Aircraft provided for in the Agreement. The terms "herein", "hereof" and "hereunder" and words of similar import refer to this Letter Agreement. Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement.

Both parties agree that this Letter Agreement shall constitute an integral, nonseverable part of said Agreement and be governed by its provisions, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement shall govern.

1.    OPTION AND OPTION EXERCISE

1.1   Option

      [DELETED]

1.2   Option Exercise

1.2.1 The formal exercise of the Buyer's option to firmly purchase the Option Aircraft granted to the Buyer in accordance with the terms of this Letter Agreement No 3 shall be made by written notice from the Buyer to the Seller given at [DELETED].

1.2.2

1.2.2 [DELETED]

1.2.3 [DELETED]

1.2.3 [DELETED]

1.3   [DELETED]

2.    [DELETED]

2.1   [DELETED]

3.    OPTION FEES

      [DELETED]

4.    [DELETED]

4.1   [DELETED]

4.2   [DELETED]

4.3   [DELETED]

5.    [DELETED]

6.    ASSIGNMENT

      Except as permitted by Clause 21 of the Agreement, this Letter Agreement is not transferable, and the Buyer's rights under this Letter Agreement shall not be assigned, sold, transferred or otherwise alienated by operation of law or otherwise to any person. Any unauthorized assignment, sale, transfer or other alienation of the Buyer's rights under this Letter Agreement shall immediately void this Letter Agreement in its entirety.

      If the foregoing correctly sets forth our understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

                                       Very truly yours,

                                       AIRBUS INDUSTRIE G.I.E.


                                       By :  John J. LEAHY
                                             -------------

                                       Its : Senior Vice President, Commercial
                                             ---------------------------------

                                       WITNESSED BY :

                                       By :

                                       Its :


Accepted and Agreed

GATX Flightlease Aircraft Company Ltd

By :

Its :


By :

Its :

SCHEDULE A

The Flightlease Options with their corresponding months of scheduled delivery:

[DELETED]

                          Letter Agreement No 4

GATX Flightlease Aircraft Company Ltd

                                                              September 16, 1999

Re: Product Support [DELETED]

Dear Sirs,

      GATX Flightlease Aircraft Company Ltd (the "Buyer"), and Airbus Industrie G.I.E. (the "Seller"), have entered into an A320 Family and A330 Purchase Agreement dated as of even date herewith (the "Agreement"), which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft as described in the Specifications annexed to said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 4 (the "Letter Agreement") certain additional terms and conditions regarding the sale of the Aircraft provided for in the Agreement. The terms "herein", "hereof" and "hereunder" and words of similar import refer to this Letter Agreement. Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement.

      Both parties agree that this Letter Agreement shall constitute an integral, nonseverable part of said Agreement and be governed by its provisions, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement shall govern.

1.    [DELETED] PRODUCT SUPPORT [DELETED]

1.1   [DELETED]

1.2   [DELETED]

1.3   [DELETED]

2.    [DELETED]

2.1   [DELETED]

2.2   [DELETED]

3     SUPPORT ENTITLEMENT

      In the event of any material default (comprising non-payment of predelivery payments, failure on the due date to pay an aircraft final contract price or to take delivery of an aircraft when validly due for delivery) by the Buyer under the Agreement, or any other agreement from time to time between the Buyer and the Seller for the sale and purchase of aircraft, then any usage [DELETED] shall be immediately suspended, unless and until such material default is cured or remedied.

      In addition, should the Seller terminate all or part of the Agreement in respect of undelivered Aircraft and in accordance with Clause 20 of the Agreement, then the product support [DELETED] hereunder shall be deemed cancelled.

4     ASSIGNMENT

      Except as permitted by Clause 21 of the Agreement, this Letter Agreement is not transferable, and the Buyer's rights under this Letter Agreement shall not be assigned, sold, transferred or otherwise alienated by operation of law or otherwise to any person. Any unauthorized assignment, sale, transfer or other alienation of the Buyer's rights under this Letter Agreement shall immediately void this Letter Agreement in its entirety.

      If the foregoing correctly sets forth our understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

                                       Very truly yours,

                                       AIRBUS INDUSTRIE G.I.E.


                                       By :  John J. LEAHY
                                             -------------

                                       Its : Senior Vice President, Commercial
                                             ---------------------------------

                                       WITNESSED BY :

                                       By :

                                       Its :


Accepted and Agreed

GATX Flightlease Aircraft Company Ltd

By :

Its :


By :

Its :

                              Letter Agreement No 5

                                                        September ________, 1999

GATX Flightease Aircraft Company Ltd

Re:TECHNICAL AND OPERATORS MATTERS

Dear Sir:

      GATX Flightlease Aircraft Company Ltd (the "Buyer"), and Airbus Industrie G.I.E. (the "Seller"), have entered into an Airbus A320 Family and A330 Aircraft Purchase Agreement dated as of even date herewith (the "Agreement"), which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft. The Buyer and the Seller have agreed to set forth in this Letter Agreement No 5 (the "Letter Agreement") certain additional terms and conditions regarding the sale of the Aircraft. The terms "herein," "hereof" and "hereunder" and words of similar import refer to this Letter Agreement. Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement.

      Except as provided by Subclause 22.6 of the Agreement, both parties agree that this Letter Agreement shall constitute an integral, nonseverable part of the Agreement, that the provisions of the Agreement are hereby incorporated herein by reference, and that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement shall govern.

1.    AIRCRAFT WARRANTY AND SERVICE LIFE POLICY

1.1   The Seller agrees that for [DELETED]

      (i) [DELETED]

      (ii) [DELETED]

      (iii) [DELETED]

      (iv) DELETED]

      (v) DELETED]

1.2   [DELETED]

1.3   [DELETED]

1.4   [DELETED]

1.5   [DELETED]

2.    [DELETED]/SERVICE BULLETIN

      [DELETED]

3.    [DELETED] WARRANTY
      [DELETED] Subclause 12.1 of the Agreement shall [DELETED]

4.    [DELETED] WARRANTY/SLP COMMITMENTS

      [DELETED]

5     WARRANTY ASSIGNMENT MATTERS

5.1 The Seller acknowledges that Buyer will not generally act as an operator of the Aircraft it purchases under this Agreement, but will act as a lessor of such Aircraft to various lessees from time to time or may, subject to the conditions of Clause 21 of the Agreement, otherwise transfer the Aircraft to a third party pursuant to a financing or lease arrangement. The Seller agrees that the Buyer may assign any or all of its rights and obligations under Clauses 12.1, 12.3, 12.4 and 13 of the Agreement to an Operator, subject to the terms and conditions of Subclause
      21.3 of the Agreement.

5.2   [DELETED]

5.3   [DELETED]

6.    [DELETED]

7.    MTOW INCREASE

7.1   [DELETED]

7.2   [DELETED]

7.3   [DELETED]

7.3   [DELETED]

8.    AIRCRAFT TECHNICAL ACCEPTANCE

8.1 The Seller acknowledges and agrees that the Buyer may elect to have representatives of its Operators (or representatives of a third party designated by the Buyer) participate in the Aircraft Technical Acceptance Process to be performed pursuant to Clause 8 of the Agreement. At the Buyer's request, the Seller shall accommodate the participation of a reasonable number of such representatives during such Technical Acceptance Process in accordance with the provisions of Clause 8 of the Agreement, subject to : (i) the Buyer having designated in writing such representatives to the Seller and (ii) such representatives having acknowledged in writing in a form reasonably satisfactory to the Seller, their agreement to be bound and to comply with the requirements of sub -Clauses 8.1, 8.2 and 19.1 of the Agreement.

8.2   [DELETED:

9.    [DELETED]

10.   [DELETED]

11.   AIRCRAFT CUSTOMIZATION [DELETED]

11.1 The Seller's current leadtimes for the final selection by the Buyer of standard options contained in the Systems Configuration Guide (SCG) and the Cabin Configuration Guide (CCG) are respectively [DELETED] prior to the month of scheduled delivery for [DELETED] Family and [DELETED] Aircraft and [DELETED] prior to the month of scheduled delivery for [DELETED] Aircraft.

11.2  [DELETED]

12.   AIRCRAFT BASELINE CONFIGURATIONS

      Within [DELETED] following the execution of the Agreement the parties agree to amend the Agreement in order to include for the A320, A321 and A330 Aircraft a list of Specification Change Notices that will constitute for each Aircraft type a baseline customization of the Standard Specification. The parties shall define the [DELETED] Aircraft baseline configuration as provided for above by not later than [DELETED]. Such baseline configurations shall be established on the basis of the lists of possible baseline SCNs illustrated for each Aircraft types in [DELETED] to the Agreement (as such may be complemented and modified at the Buyer's request). [DELETED].

13.   [DELETED] QUOTATIONS

14.   A330 ETOPS REQUIREMENTS

15.   ASSIGNMENT

      Except as permitted by Clause 21 of the Agreement, this Letter Agreement is not transferable, and the Buyer's rights under this Letter Agreement shall not be assigned, sold, transferred or otherwise alienated by operation of law or otherwise to any person. Any unauthorized assignment, sale, transfer or other alienation of the Buyer's rights under this Letter Agreement shall immediately void this Letter Agreement in its entirety.

      If the foregoing correctly sets forth our understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

                                       Very truly yours,

                                       AIRBUS INDUSTRIE G.I.E.


                                       By :  John J. LEAHY
                                             -------------

                                       Its : Senior Vice President, Commercial
                                             ---------------------------------

                                       WITNESSED BY :

                                       By :

                                       Its :


Accepted and Agreed

GATX Flightlease Aircraft Company Ltd

By :

Its :


By :

Its :

                             Letter Agreement No. 6

GATX Flightlease Aircraft Company Ltd

                                                              September 16, 1999

Re : Order AlIocation

Dear Sirs,

      GATX Flightlease Aircraft Company Ltd (the "Buyer"), and Airbus Industrie G.I.E. (the "Seller"), have entered into an A320 Family and A330 Purchase Agreement dated as of even date herewith (the "Agreement"), which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft as described in the specification annexed to said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No.6 (the "Letter Agreement") certain additional terms and conditions regarding the sale of the Aircraft provided for in the Agreement. The terms "herein", "hereof" and "hereunder" and words of similar import refer to this Letter Agreement. Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement.

      Both parties agree that this Letter Agreement shall constitute an integral, nonseverable part of said Agreement and be governed by its provisions, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement shall govern.

1.    [DELETED] CERTAIN AIRCRAFT

1.1   Eligible Aircraft

      [DELETED]

1.2   Conditions for the [DELETED]

1.2.1 [DELETED]

1.2.2 [DELETED]

1.3   [DELETED]

2.    [DELETED] AIRCRAFT

      [DELETED]

3.    ASSIGNMENT

      Except as permitted by Clause 21 of the Agreement, this Letter Agreement is not transferable, and the Buyer's rights under this Letter Agreement shall not be assigned, sold, transferred or otherwise alienated by operation of law or otherwise to any person. Any unauthorized assignment, sale, transfer or other alienation of the Buyer's rights under this Letter Agreement shall immediately void this Letter Agreement in its entirety.

      If the foregoing correctly sets forth our understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

                                       Very truly yours,

                                       AIRBUS INDUSTRIE G.I.E.


                                       By :  John J. LEAHY
                                             -------------

                                       Its : Senior Vice President, Commercial
                                             ---------------------------------

                                       WITNESSED BY :

                                       By :

                                       Its :


Accepted and Agreed

GATX Flightlease Aircraft Company Ltd

By :

Its :


By :

Its :

                              Letter Agreement No 7

GAIX Flightlease Aircraft Company Ltd

                                                              September 16, 1999

Re : [DELETED]

Dear Sirs,

      GATX Flightlease Aircraft Company Ltd (the "Buyer"), and Airbus Industrie G.l.E. (the "Seller"), have entered into an A320 Family and A330 Purchase Agreement dated as of even date herewith (the "Agreement"), which covers, among other things, the safe by the Seller and the purchase by the Buyer of certain Aircraft as described in the Specifications annexed to said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No.7 (the "Letter Agreement") certain additional terms and conditions regarding the sale of the Aircraft provided for in the Agreement. The terms "herein", "hereof" and "hereunder" and words of similar import refer to this Letter Agreement. Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement.

      Both parties agree that this Letter Agreement shall constitute an integral, nonseverable part of said Agreement and be governed by its provisions, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement shall govern

1.    [DELETED]

2.    ASSIGNMENT

      Except as permitted by Clause 21 of the Agreement, this Letter Agreement is not transferable, and the Buyer's rights under this Letter Agreement shall not be assigned, sold, transferred or otherwise alienated by operation of law or otherwise to any person. Any unauthorized assignment, sale, transfer or other alienation of the Buyer's rights under this Letter Agreement shall immediately void this Letter Agreement in its entirety.

      If the foregoing correctly sets forth our understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

                                       Very truly yours,

                                       AIRBUS INDUSTRIE G.I.E.


                                       By :  John J. LEAHY
                                             -------------

                                       Its : Senior Vice President, Commercial
                                             ---------------------------------

                                       WITNESSED BY :

                                       By :

                                       Its :


Accepted and Agreed

GATX Flightlease Aircraft Company Ltd

By :

Its :


By :

Its :

                              Letter Agreement No 8

GATX Flightlease Aircraft Company Ltd

                                                              September 16, 1999

Re: [DELETED] Performance Guarantees

Dear Sirs,

      GATX Flightlease Aircraft Company Ltd (the "Buyer"), and Airbus Industrie G.I.E. (the "Seller"), have entered into an A320 Family and A330 Purchase Agreement dated as of even date herewith (the "Agreement"), which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft as described in the Specifications annexed to said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 8 (the "Letter Agreement") certain additional terms and conditions regarding the sale of the Aircraft provided for in the Agreement. The terms "herein", "hereof" and "hereunder" and words of similar import refer to this Letter Agreement. Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement.

      Both parties agree that this Letter Agreement shall constitute an integral, nonseverable part of said Agreement and be governed by its provisions, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement shall govern.

1     AIRCRAFT CONFIGURATION

            The guarantees defined below ("the Guarantees") are applicable to the [DELETED] Aircraft as described in the Standard Specification defined below without taking into account any further changes thereto as provided in the Agreement (the "Specification" for the purposes of this Letter Agreement).

1.1   [DELETED]

            Standard Specification:   [DELETED]

            Propulsion systems:       [DELETED)

            Maximum Take-Off Weight:  [DELETED] kg
            Maximum Landing Weight:   [DELETED] kg
            Maximum Zero Fuel Weight: [DELETED] kg

2     GUARANTEED PERFORMANCE

[DELETED]
2.1   Specific range

            The nautical miles per kilogram of fuel at an Aircraft gross weight of "A" kg at a pressure altitude of "B" feet in ISA conditions at an airspeed or true Mach number of "C" shall be not less than a value of "D" nautical miles per kilogram.

               "A"            "B"            "C"                  "D"
2.1.1       [DELETED] kg   [DELETED] ft   [DELETED]            [DELETED] nm/kg
2.1.2       [DELETED] kg   [DELETED] ft   [DELETED]            [DELETED] nm/kg
2.1.3       [DELETED] kg   [DELETED] ft   [DELETED] knots CAS  [DELETED] nm/kg

2.1.4 The average nautical miles per kilogram of fuel of the specific ranges defined under Paragraphs 2.1.1 to 2.1.2 above and on which the compliance shall be based shall be not less than a guaranteed value of [DELETED] nm/kg

2.2   Take-off

            The JAR/FAR take-off field length at an Aircraft gross weight of [DELETED] kg at the start of ground run at sea level pressure altitude in ISA+15(degrees)C conditions shall not be more than a guaranteed value of [DELETED] meters.

2.3   [DELETED]

2.4   [DELETED]

2.5   [DELETED]

2.6   [DELETED]

2.7   [DELETED]

2.8   [DELETED]

3     MISSION GUARANTEES

3.1   Mission Range

            The Aircraft shall be capable of carrying a Zero Fuel Weight of [DELETED] kg over a guaranteed still air stage distance of not less than [DELETED] nautical miles when operated under the conditions defined below:

3.1.1 The departure airport conditions are such as to allow the required take-off weight to be used without any restriction.
            The destination airport conditions are such as to allow the required landing weight to be used without any restriction.

3.1.2 An allowance of [DELETED] of fuel is included for engine start and taxi-out at departure airport.

3.1.3 An allowance of [DELETED] kg of fuel is included for take-off and climb to [DELETED] ft above the departure airport with acceleration to climb speed in ISA conditions.

3.1.4 Climb from [DELETED] ft above the departure airport up to optimum cruise altitude using maximum climb thrust, cruise at a fixed Mach number of [DELETED] at a pressure altitude of [DELETED] ft, / [DELETED] ft, and descent to [DELETED] ft above the destination airport are conducted in ISA conditions. Climb and descent speeds below [DELETED] ft shall be [DELETED] knots CAS.

3.1.5 An allowance of [DELETED] kg of fuel is considered for approach and landing at destination airport.

3.1.6 An allowance of [DELETED] kg of fuel is considered for taxi in at the destination airport.

3.1.7 Stage distance is defined as the distance covered during cruise, climb and descent as described in Paragraph 3.1.4 above.
            Block fuel is defined as the fuel used during taxi, take off, climb, cruise, descent, approach and landing as described in paragraphs
            3.1.2 to 3.1.6 inclusive above.

3.1.8 After approach and landing [DELETED] kg of usable fuel shall remain in the tanks.

            This represents the estimated fuel required for:

            1)    En-route allowance [DELETED] % Block Fuel
            2)    Overshoot at destination
            3) Diversion in ISA conditions over a ground distance of [DELETED] nautical miles starting and ending at [DELETED] ft above the airports
            4)    Fixed allowance of [DELETED] kg of fuel

3.2   Mission Fuel Burn Guarantee

            When carrying a Zero Fuel Weight of [DELETED] kg over a still air stage distance of [DELETED] nautical miles, the Aircraft shall burn not more than a guaranteed value of [DELETED] kg of block fuel, when operated under the conditions defined below;

3.2.1 The departure airport conditions are such as to allow the required take-off weight to be used without any restriction.
            The destination airport conditions are such as to allow the required landing weight to be used without any restriction.

3.2.2 An allowance of [DELETED] kg of fuel is included for engine start and taxi-out at departure airport.

3.2.3 An allowance of [DELETED] kg of fuel is included for take-off and climb to [DELETED] ft above the departure airport with acceleration to climb speed in ISA conditions.

3.2.4 Climb from [DELETED] ft above the departure airport up to optimum cruise altitude using maximum climb thrust, cruise at a fixed Mach number of [DELETED] at a pressure altitude of [DELETED] ft/ [DELETED] ft and descent to [DELETED] ft above the destination airport are conducted in ISA conditions.
            Climb and descent speeds below [DELETED] ft shall be [DELETED] knots CAS.

3.2.5 An allowance of [DELETED] kg of fuel is considered for approach and landing at destination airport.

3.2.6 An allowance of [DELETED] kg of fuel is considered for taxi in at the destination airport.

3.2.7 Stage distance is defined as the distance covered during cruise, climb and descent as described in Paragraph 3.2.4 above.
            Block fuel is defined as the fuel used during taxi, take off, climb, cruise, descent, approach and landing as described in paragraphs
            3.2.2 to 3.2.6 inclusive above.

3.2.8 After approach and landing [DELETED] kg of usable fuel shall remain in the tanks.

            This represents the estimated fuel required for;

            1)    En-route allowance [DELETED] % Block Fuel
            2)    Overshoot at destination
            3) Diversion in ISA conditions over a ground distance of [DELETED] nautical miles starting and ending at [DELETED] ft above the airports
            4)    Fixed allowance of [DELETED] kg of fuel

4     MANUFACTURER'S WEIGHT EMPTY

            The Seller guarantees that the Manufacturer's Weight Empty as defined in Section 13-10 of the Specification as defined in Paragraph 1, plus the weight of unusable fuel and oil for engines and APU, and which shall be derived from the weighing of the Aircraft, shall not be more than [DELETED].

            The Manufacturer's Weight Empty is subject to adjustment as defined in Paragraph 11.2 below,

5     [DELETED]

6

7     7. [DELETED]

8     [DELETED]

9     GUARANTEE CONDITIONS

9.1.1 The performance certification requirements for the Aircraft, except where otherwise noted, shall be as stated in Section 02 of the Specification.

9.1.2 For the determination of JAR/FAR take-off and landing performance a hard level dry runway surface with no runway strength limitation, no obstacle, zero wind, atmosphere according to ISA, except as otherwise stated, and the use of speedbrakes, flaps, associated speeds, landing gear and engines in the conditions liable to provide the best results shall be assumed.

9.1.3 When establishing take-off and second segment performance no air shall be bled from the engines for cabin air conditioning or anti-icing, unless otherwise noted.

9.1.4 Climb, cruise and descent performance associated with the Guarantees shall include allowances for normal electrical load and for normal engine air bleed and power extraction associated with maximum cabin differential pressure as defined in Section 21-30.31 of the Specification. Cabin air conditioning management during performance demonstration as described in Paragraph 10.3 may be such as to optimize the Aircraft performance while meeting the minimum air conditioning requirements defined above. Unless otherwise stated no air shall be bled from the engines for anti-icing.

            Cruise performance at [DELETED] ft and above is based on a center of gravity position of TBD % MAC, unless otherwise stated.

9.1.5 The engines shall be operated at maximum certified take-off thrust for take-off and using not more than the engine manufacturer's maximum recommended outputs for maximum go-round, maximum continuous, maximum climb and cruise for normal operation unless otherwise stated.

9.1.6 Where applicable the Guarantees assume the use of an approved fuel having a Lower Heating Value of [DELETED] BTU/lb and a density of [DELETED] kg/litre.

10    GUARANTEE COMPLIANCE

10.1 Compliance with the Guarantees shall be demonstrated using operating procedures and limitations in accordance with those defined by the certifying Airworthiness Authority and by the Seller unless otherwise stated.

10.2 Compliance with the take-off[DELETED], approach and landing elements of the Guarantees shall be demonstrated with reference to the approved Flight Manual.

10.3 Compliance with those parts of the Guarantees not covered by the requirements of the certifying Airworthiness Authority shall be demonstrated by calculation based on data obtained during flight tests conducted on one (or more, at the Seller's discretion) [DELETED] Aircraft of the same configuration as those Aircraft purchased by the Buyer.

10.4 Compliance with the Manufacturer's Weight Empty Guarantee shall be demonstrated with reference to a weight compliance report.

10.5        [DELETED]

10.6 Data derived from tests [DELETED] surveys shall be adjusted as required using conventional methods of correction, interpolation or extrapolation in accordance with established aeronautical practices to show compliance with the Guarantees.

10.7 Compliance with the Guarantees is based but not contingent on the engine performance defined in the engine manufacturer's specification.

10.8 The Seller undertakes to furnish the Buyer with a report or reports demonstrating compliance with the Guarantees at, or as soon as possible after, the delivery of each of the Buyer's [DELETED] Aircraft.

11    ADJUSTMENT OF GUARANTEES

11.1 In the event of any change to any law, governmental regulation or requirement or interpretation thereof ("rule change") by any governmental agency made subsequent to the date of the Agreement and such rule change affects the Aircraft configuration or performance or both required to obtain certification the Guarantees shall be appropriately modified to reflect the effect of any such change.

11.2 The Guarantees apply to the Aircraft as described in Paragraph 1 and may be adjusted in the event of:

                  a) Any further configuration change requested by the Buyer, which is the subject of a SCN.
                  b) Variation in actual weights of items defined in Section 13-10.O2.03 of the Standard Specification.

12    EXCLUSIVE GUARANTEES

            The Guarantees are exclusive and are provided for in lieu of any and all other performance, noise and weight guarantees of any nature which may be stated, referenced or incorporated in the Specification or any other document.

13    UNDERTAKING REMEDIES

            Should any Aircraft fail to meet any of the Guarantees contained in this Letter Agreement, the Seller will, before, at, or after delivery of the affected Aircraft, use its best endeavours to correct the deficiency to comply with the subject guarantee.

            [DELETED]

13.1        [DELETED]

13.2        [DELETED]

14    ASSIGNMENT

            The Seller's undertaking and the remedies of the Performance Guarantees to be provided by the Seller hereunder shall be assignable to the Buyer's operators, in the event that an operator for the Buyer's Aircraft makes a specific request for performance guarantees. The Buyer shall consult the Seller in advance of any such assignment.

      If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.


      Agreed and Accepted                       Agreed and Accepted

      For and on behalf of                      For and on behalf of


      GATX Flightlease
      Aircraft Company Ltd.                     AIRBUS INDUSTRIE


      By :  _____________________________

      Its : _____________________________


      By :  _____________________________

      Its : _____________________________


      Date : ____________________________

                             Letter Agreement No 9A

GATX Flightlease Aircraft Company Ltd

                                                              September 16, 1999

Re: [DELETED] Performance Guarantees

Dear Sirs,

      GATX Flightlease Aircraft Company Ltd (the "Buyer"), and Airbus Industrie G.I.E. (the "Seller"), have entered into an A320 Family and A330 Purchase Agreement dated as of even date herewith (the "Agreement"), which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft as described in the Specifications annexed to said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 9A (the "Letter Agreement") certain additional terms and conditions regarding the sale of the Aircraft provided for in the Agreement. The terms "herein", "hereof" and "hereunder" and words of similar import refer to this Letter Agreement. Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement.

      Both parties agree that this Letter Agreement shall constitute an integral, nonseverable part of said Agreement and be governed by its provisions, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement shall govern.

1     AIRCRAFT CONFIGURATION

            The guarantees defined below ("the Guarantees") are applicable to the [DELETED] Aircraft as described in the Standard Specification defined below without taking into account any further changes thereto as provided in the Agreement (the "Specification" for the purposes of this Letter Agreement).

1.1   [DELETED]

            Standard Specification:     [DELETED]
            SCN's: for the fitting of [DELETED] propulsion system and for increase in design weights to:
                    Maximum Take-Off Weight:  [DELETED] kg
                    Maximum Landing Weight:   [DELETED] kg
                    Maximum Zero Fuel Weight: [DELETED] kg

2     GUARANTEED PERFORMANCE

            [DELETED]

2.1   Specific Range

            The nautical miles per kilogram of fuel at an Aircraft gross weight of "A" kg at a pressure altitude of "B" feet in ISA conditions at an airspeed or true Mach number of "C" shall be not less than a value of "D" nautical miles per kilogram.

               "A"            "B"            "C"                  "D"
2.1.1       [DELETED] kg   [DELETED] ft   [DELETED]            [DELETED] nm/kg
2.1.2       [DELETED] kg   [DELETED] ft   [DELETED]            [DELETED] nm/kg
2.1.3       [DELETED] kg   [DELETED] ft   [DELETED] knots CAS  [DELETED] nm/kg

2.1.4 The average nautical miles per kilogram of fuel of the specific ranges defined under Paragraphs 2.1.1 to 2.1.2 above and on which the compliance shall be based shall be not less than a guaranteed value of [DELETED] nm/kg

2.2   Take-off

            The JAR/FAR take-off field length at an Aircraft gross weight of [DELETED] kg at the start of ground run at sea level pressure altitude in ISA+15(degree)C conditions shall not be more than a guaranteed value of [DELETED] meters.

            [DELETED]
            [DELETED]
            [DELETED]

2.7   [DELETED]

2.8   [DELETED]

            [DELETED]

3     MISSION GUARANTEES

3.1   Mission Range

            The Aircraft shall be capable of carrying a Zero Fuel Weight of [DELETED] kg over a guaranteed still air stage distance of not less than [DELETED] nautical miles when operated under the conditions defined below:

3.1.1 The departure airport conditions are such as to allow the required take-off weight to be used without any restriction. The destination airport conditions are such as to allow the required landing weight to be used without any restriction.

3.1.2 An allowance of [DELETED] kg of fuel is included for engine start and taxi-out at departure airport.

3.1.3 An allowance of [DELETED] kg of fuel is included for take-off and climb to [DELETED] ft above the departure airport with acceleration to climb speed in ISA conditions.

3.1.4 Climb from [DELETED] ft above the departure airport up to optimum cruise altitude using maximum climb thrust, cruise at a fixed Mach number of [DELETED] at a pressure altitude of [DELETED] ft and descent to [DELETED] ft above the destination airport are conducted in ISA conditions. Climb and descent speeds below [DELETED] ft shall be [DELETED] knots CAS.

3.1.5 An allowance of [DELETED] kg of fuel is considered for approach and landing at destination airport.

3.1.6 An allowance of [DELETED] kg of fuel is considered for taxi in at the destination airport.

3.1.7 Stage distance is defined as the distance covered during cruise, climb and descent as described in Paragraph 3.1.4 above. Block fuel is defined as the fuel used during taxi, take off, climb, cruise, descent, approach and landing as described in paragraphs 3.1.2 to
            3.1.6 inclusive above.

3.1.8 After approach and landing [DELETED] kg of usable fuel shall remain in the tanks.

            This represents the estimated fuel required for:

            1)    En-route allowance [DELETED] % Block Fuel
            2)    Overshoot at destination
            3) Diversion in ISA conditions over a ground distance of [DELETED] nautical miles starting and ending at [DELETED] ft above the airports
            4)    Fixed allowance of [DELETED] kg of fuel

3.2   Mission Fuel Burn Guarantee

            When carrying a Zero Fuel Weight of [DELETED] kg over a still air stage distance of [DELETED] nautical miles, the Aircraft shall burn not more than a guaranteed value of [DELETED] kg of block fuel, when operated under the conditions defined below:

3.2.1 The departure airport conditions are such as to allow the required take-off weight to be used without any restriction. The destination airport conditions are such as to allow the required landing weight to be used without any restriction.

3.2.2 An allowance of [DELETED] kg of fuel is included for engine start and taxi-out at departure airport.

3.2.3 An allowance of [DELETED] kg of fuel is included for take-off and climb to [DELETED] ft above the departure airport with acceleration to climb speed in ISA conditions.

3.2.4 Climb from [DELETED] ft above the departure airport up to optimum cruise altitude using maximum climb thrust, cruise at a fixed Mach number of [DELETED] at a pressure altitudes of [DELETED] ft and descent to [DELETED] ft above the destination airport are conducted in ISA conditions. Climb and descent speeds below [DELETED] ft shall be [DELETED] knots CAS.

3.2.5 An allowance of [DELETED] kg of fuel is considered for approach and landing at destination airport.

3.2.6 An allowance of [DELETED] kg of fuel is considered for taxi in at the destination airport.

3.2.7 Stage distance is defined as the distance covered during cruise, climb and descent as described in Paragraph 3.2.4 above. Block fuel is defined as the fuel used during taxi, take off, climb, cruise, descent, approach and landing as described in paragraphs 3.2.2 to
            3.2.6 inclusive above.

3.2.8 After approach and landing [DELETED] kg of usable fuel shall remain in the tanks. This represents the estimated fuel required for:

                  1)    En-route allowance [DELETED] % Block Fuel
                  2)    Overshoot at destination
                  3) Diversion in ISA conditions over a ground distance of [DELETED] nautical miles starting and ending at [DELETED] ft above the airports
                  4)    Fixed allowance of [DELETED] kg of fuel

4     MANUFACTURER'S WEIGHT EMPTY

      The Seller guarantees that the Manufacturer's Weight Empty as defined in
      Section 13-10 of the Specification as defined in Paragraph 1, plus the weight of unusable fuel and oil for engines and APU, and which shall be derived from the weighing of the Aircraft, shall not be more than[DELETED].

      The Manufacturer's Weight Empty is subject to adjustment as defined in Paragraph 10.2 below.

5     [DELETED]

5.1   [DELETED]

 [DELETED]

          [DELETED]

8     GUARANTEE CONDITIONS

8.1.1 The performance certification requirements for the Aircraft, except where otherwise noted, shall be as stated in Section 02 of the Specification.

8.1.2 For the determination of JAR/FAR take-off and landing performance a hard level dry runway surface with no runway strength limitation, no obstacle, zero wind, atmosphere according to ISA, except as otherwise stated, and the use of speedbrakes, flaps, associated speeds, landing gear and engines in the conditions liable to provide the best results shall be assumed.

8.1.3 When establishing take-off and second segment performance no air shall be bled from the engines for cabin air conditioning or anti-icing, unless otherwise noted.

8.1.4 Climb, cruise and descent performance associated with the Guarantees shall include allowances for normal electrical load and for normal engine air bleed and power extraction associated with maximum cabin differential pressure as defined in Section 21-30.31 of the Specification. Cabin air conditioning management during performance demonstration as described in Paragraph 9.3 may be such as to optimize the Aircraft performance while meeting the minimum air conditioning requirements defined above. Unless otherwise stated no air shall be bled from the engines for anti-icing.

            Cruise performance at [DELETED] ft and above is based on a center of gravity position of [DELETED] % MAC, unless otherwise stated.

8.1.5 The engines shall be operated at maximum certified take-off thrust for take-off and using not more than the engine manufacturer's maximum recommended outputs for maximum go-round, maximum continuous, maximum climb and cruise for normal operation unless otherwise stated.

8.1.6 Where applicable the Guarantees assume the use of an approved fuel having a Lower Heating Value of [DELETED] BTU/lb and a density of [DELETED] kg/litre.

9     GUARANTEE COMPLIANCE

9.1 Compliance with the Guarantees shall be demonstrated using operating procedures and limitations in accordance with those defined by the certifying Airworthiness Authority and by the Seller unless otherwise stated.

9.2 Compliance with the take-off [DELETED] and landing elements of the Guarantees shall be demonstrated with reference to the approved Flight Manual.

9.3 Compliance with those parts of the Guarantees not covered by the requirements of the certifying Airworthiness Authority shall be demonstrated by calculation based on data obtained during flight tests conducted on one (or more, at the Seller's discretion) [DELETED] Aircraft of the same configuration as those Aircraft purchased by the Buyer.

9.4 Compliance with the Manufacturer's Weight Empty Guarantee shall be demonstrated with reference to a weight compliance report.

  [DELETED]

9.5 Data derived from tests [DELETED] surveys shall be adjusted as required using conventional methods of correction, interpolation or extrapolation in accordance with established aeronautical practices to show compliance with the Guarantees.

9.6 Compliance with the Guarantees is based but not contingent on the engine performance defined in the engine manufacturer's specification.

9.7 The Seller undertakes to furnish the Buyer with a report or reports demonstrating compliance with the Guarantees at, or as soon as possible after, the delivery of each of the Buyer's [DELETED] Aircraft.

10    ADJUSTMENT OF GUARANTEES

10.1 In the event of any change to any law, governmental regulation or requirement or interpretation thereof ("rule change") by any governmental agency made subsequent to the date of the Agreement and such rule change affects the Aircraft configuration or performance or both required to obtain certification the Guarantees shall be appropriately modified to reflect the effect of any such change.

10.2 The Guarantees apply to the Aircraft as described in Paragraph 1 and may be adjusted in the event of:

            a) Any further configuration change requested by the Buyer, which is the subject of a SCN.

            b) Variation in actual weights of items defined in Section 13-10.02.03 of the Standard Specification.

10.3  EXCLUSIVE GUARANTEES

            The Guarantees are exclusive and are provided for in lieu of any and all other performance, noise and weight guarantees of any nature which may be stated, referenced or incorporated in the Specification or any other document.

11    UNDERTAKING REMEDIES

            Should any Aircraft fail to meet any of the Guarantees contained in this Letter Agreement, the Seller will, before, at, or after delivery of the affected Aircraft, use its best endeavours to correct the deficiency to comply with the subject guarantee.

  [DELETED]
  [DELETED]

12    ASSIGNMENT

            The Seller's undertaking and the remedies of the Performance Guarantees to be provided by the Seller hereunder shall be assignable to the Buyer's operators, in the event that an operator for the Buyer's Aircraft makes a specific request for performance guarantees. The Buyer shall consult the Seller in advance of any such assignment.

            If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one
            (1) original of this Letter Agreement to the Seller.


            Agreed and Accepted                       Agreed and Accepted

            For and on behalf of                      For and on behalf of


            GATX Flightlease
            Aircraft Company Ltd.                     AIRBUS INDUSTRIE


            By :  _____________________________

            Its : _____________________________


            By :  _____________________________

            Its : _____________________________


            Date : ___________________________

                             Letter Agreement No 9B

GATX Flightlease Aircraft Company Ltd

                                                              September 16, 1999

Re: [DELETED] Performance Guarantees


Dear Sirs,

      GATX Flightlease Aircraft Company Ltd (the "Buyer"), and Airbus Industrie G.I.E. (the "Seller"), have entered into an A320 Family and A330 Purchase Agreement dated as of even date herewith (the "Agreement"), which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft as described in the Specifications annexed to said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 9B (the "Letter Agreement") certain additional terms and conditions regarding the sale of the Aircraft provided for in the Agreement. The terms "herein", "hereof" and "hereunder" and words of similar import refer to this Letter Agreement. Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement.

      Both parties agree that this Letter Agreement shall constitute an integral, nonseverable part of said Agreement and be governed by its provisions, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement shall govern.

1     AIRCRAFT CONFIGURATION

            The guarantees defined below ("the Guarantees") are applicable to the [DELETED] Aircraft as described in the Standard Specification defined below without taking into account any further changes thereto as provided in the Agreement (the "Specification" for the purposes of this Letter Agreement).

1.1   A320-200

            Standard Specification:     [DELETED]
            SCN's: for the fitting of [DELETED] propulsion system and for increase in design weights to:
                  Maximum Take-Off Weight:  [DELETED] kg
                  Maximum Landing Weight:   [DELETED] kg
                  Maximum Zero Fuel Weight: [DELETED] kg

2     GUARANTEED PERFORMANCE

[DELETED]

2.1   Specific Range

            The nautical miles per kilogram of fuel at an Aircraft gross weight of "A" kg at a pressure altitude of "B" feet in ISA conditions at an airspeed or true Mach number of "C" shall be not less than a value of "D" nautical miles per kilogram.

               "A"            "B"            "C"                  "D"
2.1.1       [DELETED] kg   [DELETED] ft   [DELETED]            [DELETED] nm/kg
2.1.2       [DELETED] kg   [DELETED] ft   [DELETED]            [DELETED] nm/kg
2.1.3       [DELETED] kg   [DELETED] ft   [DELETED] knots CAS  [DELETED] nm/kg

2.1.4 The average nautical miles per kilogram of fuel of the specific ranges defined under Paragraphs 2.1.1 to 2.1.2 above and on which the compliance shall be based shall be not less than a guaranteed value of [DELETED] nm/kg

2.2   Take-off

            The JAR/FAR take-off field length at an Aircraft gross weight of [DELETED] kg at the start of ground run at sea level pressure altitude in ISA+15(degree)C conditions shall not be more than a guaranteed value of [DELETED] meters.

            [DELETED]
            [DELETED]   [DELETED]
            [DELETED]

                               [DELETED]

            [DELETED]

3     MISSION GUARANTEES

3.1   Mission Range

            The Aircraft shall be capable of carrying a Zero Fuel Weight of [DELETED] kg over a guaranteed still air stage distance of not less than [DELETED] nautical miles when operated under the conditions defined below:

3.1.1 The departure airport conditions are such as to allow the required take-off weight to be used without any restriction. The destination airport conditions are such as to allow the required landing weight to be used without any restriction.

3.1.2 An allowance of [DELETED] kg of fuel is included for engine start and taxi-out at departure airport.

3.1.3 An allowance of [DELETED] kg of fuel is included for take-off and climb to [DELETED] ft above the departure airport with acceleration to climb speed in ISA conditions.

3.1.4 Climb from [DELETED] ft above the departure airport up to optimum cruise altitude using maximum climb thrust, cruise at a fixed Mach number of [DELETED] at a pressure altitude of [DELETED] ft and descent to [DELETED] ft above the destination airport are conducted in ISA conditions. Climb and descent speeds below [DELETED] ft shall be [DELETED] knots CAS.

3.1.5 An allowance of [DELETED] kg of fuel is considered for approach and landing at destination airport.

3.1.6 An allowance of [DELETED] kg of fuel is considered for taxi in at the destination airport.

3.1.7 Stage distance is defined as the distance covered during cruise, climb and descent as described in Paragraph 3.1.4 above. Block fuel is defined as the fuel used during taxi, take off, climb, cruise, descent, approach and landing as described in paragraphs 3.1.2 to
            3.1.6 inclusive above.

3.1.8 After approach and landing [DELETED] kg of usable fuel shall remain in the tanks.

                  This represents the estimated fuel required for:

                  1)    En-route allowance [DELETED] % Block Fuel

                  2)    Overshoot at destination
                  3) Diversion in ISA conditions over a ground distance of [DELETED] nautical miles starting and ending at [DELETED] ft above the airports
                  4)    Fixed allowance of [DELETED] kg of fuel

3.2   Mission Fuel Burn Guarantee

            When carrying a Zero Fuel Weight of [DELETED] kg over a still air stage distance of [DELETED] nautical miles, the Aircraft shall burn not more than a guaranteed value of [DELETED] kg of block fuel, when operated under the conditions defined below:

3.2.1 The departure airport conditions are such as to allow the required take-off weight to be used without any restriction. The destination airport conditions are such as to allow the required landing weight to be used without any restriction.

3.2.2 An allowance of [DELETED] kg of fuel is included for engine start and taxi-out at departure airport.

3.2.3 An allowance of [DELETED] kg of fuel is included for take-off and climb to [DELETED] ft above the departure airport with acceleration to climb speed in ISA conditions.

3.2.4 Climb from [DELETED] ft above the departure airport up to optimum cruise altitude using maximum climb thrust, cruise at a fixed Mach number of [DELETED] at a pressure altitudes of [DELETED] ft and descent to [DELETED] ft above the destination airport are conducted in ISA conditions. Climb and descent speeds below [DELETED] ft shall be [DELETED] knots CAS.

3.2.5 An allowance of [DELETED] kg of fuel is considered for approach and landing at destination airport.

3.2.6 An allowance of [DELETED] kg of fuel is considered for taxi in at the destination airport.

3.2.7 Stage distance is defined as the distance covered during cruise, climb and descent as described in Paragraph 3.2.4 above. Block fuel is defined as the fuel used during taxi, take off, climb, cruise, descent, approach and landing as described in paragraphs 3.2.2 to
            3.2.6 inclusive above.

3.2.8 After approach and landing [DELETED] kg of usable fuel shall remain in the tanks.

            This represents the estimated fuel required for:

                  1)    En-route allowance [DELETED] % Block Fuel
                  2)    Overshoot at destination
                  3) Diversion in ISA conditions over a ground distance of [DELETED] nautical miles starting and ending at [DELETED] ft above the airports
                  4)    Fixed allowance of [DELETED] kg of fuel

4     MANUFACTURER'S WEIGHT EMPTY

            The Seller guarantees that the Manufacturer's Weight Empty as defined in Section 13-10 of the Specification as defined in Paragraph 1, plus the weight of unusable fuel and oil for engines and APU, and which shall be derived from the weighing of the Aircraft, shall not be more than [DELETED].

            The Manufacturer's Weight Empty is subject to adjustment as defined in Paragraph 10.2 below.

5     [DELETED]

[DELETED]

6     [DELETED]

7     GUARANTEE CONDITIONS

7.1.1 The performance certification requirements for the Aircraft, except where otherwise noted, shall be as stated in Section 02 of the Specification.

7.1.2 For the determination of JAR/FAR take-off and landing performance a hard level dry runway surface with no runway strength limitation, no obstacle, zero wind, atmosphere according to ISA, except as otherwise stated, and the use of speedbrakes, flaps, associated speeds, landing gear and engines in the conditions liable to provide the best results shall be assumed.

7.1.3 When establishing take-off and second segment performance no air shall be bled from the engines for cabin air conditioning or anti-icing, unless otherwise noted.

7.1.4 Climb, cruise and descent performance associated with the Guarantees shall include allowances for normal electrical load and for normal engine air bleed and power extraction associated with maximum cabin differential pressure as defined in Section 21-30.31 of the Specification. Cabin air conditioning management during performance demonstration as described in Paragraph 9.3 may be such as to optimize the Aircraft performance while meeting the minimum air conditioning requirements defined above. Unless otherwise stated no air shall be bled from the engines for anti-icing.

            Cruise performance at [DELETED] ft and above is based on a center of gravity position of [DELETED] % MAC, unless otherwise stated.

7.1.5 The engines shall be operated at maximum certified take-off thrust for take-off and using not more than the engine manufacturer's maximum recommended outputs for maximum go-round, maximum continuous, maximum climb and cruise for normal operation unless otherwise stated.

7.1.6 Where applicable the Guarantees assume the use of an approved fuel having a Lower Heating Value of [DELETED] BTU/lb and a density of [DELETED] kg/litre.

8     GUARANTEE COMPLIANCE

9

9.1 Compliance with the Guarantees shall be demonstrated using operating procedures and limitations in accordance with those defined by the certifying Airworthiness Authority and by the Seller unless otherwise stated.

9.2 Compliance with the take-off [DELETED] and landing elements of the Guarantees shall be demonstrated with reference to the approved Flight Manual.

9.3 Compliance with those parts of the Guarantees not covered by the requirements of the certifying Airworthiness Authority shall be demonstrated by calculation based on data obtained during flight tests conducted on one (or more, at the Seller's discretion) [DELETED] Aircraft of the same configuration as those Aircraft purchased by the Buyer.

9.4 Compliance with the Manufacturer's Weight Empty Guarantee shall be demonstrated with reference to a weight compliance report.

9.5   [DELETED]

9.6 Data derived from tests [DELETED] surveys shall be adjusted as required using conventional methods of correction, interpolation or extrapolation in accordance with established aeronautical practices to show compliance with the Guarantees.

9.7 Compliance with the Guarantees is based but not contingent on the engine performance defined in the engine manufacturer's specification.

9.8 The Seller undertakes to furnish the Buyer with a report or reports demonstrating compliance with the Guarantees at, or as soon as possible after, the delivery of each of the Buyer's [DELETED] Aircraft.

10    ADJUSTMENT OF GUARANTEES

10.1 In the event of any change to any law, governmental regulation or requirement or interpretation thereof ("rule change") by any governmental agency made subsequent to the date of the Agreement and such rule change affects the Aircraft configuration or performance or both required to obtain certification the Guarantees shall be appropriately modified to reflect the effect of any such change.

10.2 The Guarantees apply to the Aircraft as described in Paragraph 1 and may be adjusted in the event of:

            a) Any further configuration change requested by the Buyer, which is the subject of a SCN.
            b) Variation in actual weights of items defined in Section 13-10.02.03 of the Standard Specification.

10.3  EXCLUSIVE GUARANTEES

            The Guarantees are exclusive and are provided for in lieu of any and all other performance, noise and weight guarantees of any nature which may be stated, referenced or incorporated in the Specification or any other document.

11    UNDERTAKING REMEDIES

      Should any Aircraft fail to meet any of the Guarantees contained in this Letter Agreement, the Seller will, before, at, or after delivery of the affected Aircraft, use its best endeavours to correct the deficiency to comply with the subject guarantee.

      [DELETED]

[DELETED]
[DELETED]

12    ASSIGNMENT

            The Seller's undertaking and the remedies of the Performance Guarantees to be provided by the Seller hereunder shall be assignable to the Buyer's operators, in the event that an operator for the Buyer's Aircraft makes a specific request for performance guarantees. The Buyer shall consult the Seller in advance of any such assignment.

            If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one
            (1) original of this Letter Agreement to the Seller.


            Agreed and Accepted                       Agreed and Accepted

            For and on behalf of                      For and on behalf of


            GATX Flightlease
            Aircraft Company Ltd.                     AIRBUS INDUSTRIE


            By :  _____________________________

            Its : _____________________________


            By :  _____________________________

            Its : _____________________________


            Date : ___________________________

                             Letter Agreement No 10A

GATX Flightlease Aircraft Company Ltd

                                                              September 16, 1999

Re: [DELETED] Performance Guarantees

Dear Sirs,

      GATX Flightlease Aircraft Company Ltd (the "Buyer"), and Airbus Industrie G.I.E. (the "Seller"), have entered into an A320 Family and A330 Purchase Agreement dated as of even date herewith (the "Agreement"), which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft as described in the Specifications annexed to said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 10A (the "Letter Agreement") certain additional terms and conditions regarding the sale of the Aircraft provided for in the Agreement. The terms "herein", "hereof" and "hereunder" and words of similar import refer to this Letter Agreement. Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement.

      Both parties agree that this Letter Agreement shall constitute an integral, nonseverable part of said Agreement and be governed by its provisions, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement shall govern.

1     AIRCRAFT CONFIGURATION

            The guarantees defined below ("the Guarantees") are applicable to the [DELETED] Aircraft as described in the Standard Specification defined below without taking into account any further changes thereto as provided in the Agreement (the "Specification" for the purposes of this Letter Agreement).

1.1   [DELETED]
            Standard Specification:     [DELETED]
            Propulsion systems:         [DELETED]
                     SCN's:             [DELETED]

2     GUARANTEED PERFORMANCE

2.1   [DELETED]

            Level flight speed at an Aircraft gross weight of [DELETED] kg at a pressure altitude of [DELETED] feet in ISA conditions using not more than maximum cruise thrust shall be not less than a guaranteed true Mach number of[DELETED].

            Specific RangeThe nautical miles per kilogram of fuel at an Aircraft gross weight of "A" kg at a pressure altitude of "B" feet in ISA conditions at an airspeed or true Mach number of "C" shall be not less than a value of "D" nautical miles per kilogram.

               "A"                "B"                 "C"        "D"

2.1.1 [DELETED] [DELETED] [DELETED] [DELETED] [DELETED] [DELETED] [DELETED] [DELETED] [DELETED] [DELETED] [DELETED] [DELETED]

2.1.2 The average nautical miles per kilogram of fuel of the specific ranges defined under Paragraphs 2.1.1 to 2.1.1 above and on which the compliance shall be based shall be not less than a guaranteed value of [DELETED] nm/kg

2.2   Take-off

            The JAR/FAR take-off field length at an Aircraft gross weight of [DELETED] kg at the start of ground run at sea level pressure altitude in ISA+[DELETED] C conditions shall not be more than a guaranteed value of [DELETED] meters.

2.3   Second Segment Climb

            The Aircraft shall meet JAR/FAR regulations for one engine inoperative climb after take-off, undercarriage retracted, at a weight corresponding to the stated weight at the start of ground run at the altitude and temperature and in the configuration of flap angle and safety speed required to comply with the performance guaranteed in Paragraph 2.2 above.

2.4   En-route One Engine Inoperative

            The Aircraft shall meet JAR regulations minimum en-route climb ([DELETED] %), with one engine inoperative and the others operating at the maximum continuous thrust available at that altitude, with air conditioning on, anti-icing off, at an Aircraft gross weight of [DELETED] kg in cruise configuration, in ISA+[DELETED] (degree)C conditions at a pressure altitude of a guaranteed value of not less than [DELETED] feet.

2.5   Initial Cruise Altitude

            The initial cruise altitude for an Aircraft with an initial cruise weight of [DELETED] kg in ISA conditions, cruising in level flight at a Mach number of [DELETED] and using not more than maximum cruise thrust, with a rate of climb of not less than [DELETED] feet per minute at a true Mach number of [DELETED] and using not more than maximum climb thrust, with a buffet margin of not less than 0.3g at a true Mach number of[DELETED], shall be not less than a guaranteed value of [DELETED] feet:

2.6   Approach Climb

            The Aircraft shall meet JAR/FAR regulations minimum approach climb gradient with one engine inoperative and the others operating at maximum go-round thrust and with the undercarriage retracted in ISA+[DELETED] (Degree)C conditions at an Aircraft gross weight of [DELETED] kg at a guaranteed pressure altitude of not less than [DELETED] feet.

2.7   Landing Field Length

            JAR/FAR certified dry landing field length at an [DELETED] kg Aircraft gross weight at sea level pressure altitude shall be not more than a guaranteed value of : [DELETED] meters.

2.8   Crosswind

            The Aircraft has been certified , and the Aircraft Flight Manual has been approved, with a crosswind component, determined at a height of[DELETED] feet above the runway, of [DELETED] knots.

3     MISSION GUARANTEES

3.1   Mission Range

            The Aircraft shall be capable of carrying a Zero Fuel Weight of [DELETED] kg over a guaranteed still air stage distance of not less than [DELETED] nautical miles when operated under the conditions defined below:

3.1.1 The departure airport conditions are such as to allow the required take-off weight to be used without any restriction. The destination airport conditions are such as to allow the required landing weight to be used without any restriction.

3.1.2 An allowance of [DELETED] kg of fuel is included for engine start and taxi-out at departure airport.

3.1.3 An allowance of [DELETED] kg of fuel is included for take-off and climb to [DELETED] ft above the departure airport with acceleration to climb speed in [DELETED] conditions.

3.1.4 Climb from [DELETED] ft above the departure airport up to optimum cruise altitude using maximum climb thrust, cruise at a fixed Mach number of [DELETED] at a pressure altitude of [DELETED] ft/[DELETED] ft,/ [DELETED] ft, and descent to [DELETED] ft above the destination airport are conducted in [DELETED] conditions. Climb and descent speeds below [DELETED] ft shall be [DELETED] knots CAS.

3.1.5 An allowance of [DELETED] kg of fuel is considered for approach and landing at destination airport.

3.1.6 An allowance of [DELETED] kg of fuel is considered for taxi in at the destination airport.

3.1.7 Stage distance is defined as the distance covered during cruise, climb and descent as described in Paragraph 3.1.4 above. Block fuel is defined as the fuel used during taxi, take off, climb, cruise, descent, approach and landing as described in paragraphs 3.1.2 to
            3.1.6 inclusive above.

3.1.8 After approach and landing [DELETED] kg of usable fuel shall remain in the tanks.

                  This represents the estimated fuel required for:

                  1)    En-route allowance -[DELETED] %Block Fuel
                  2)    Overshoot at destination
                  3) Diversion in ISA conditions over a ground distance of [DELETED] nautical miles starting and ending at [DELETED] ft above the airports
                  4)    Fixed allowance of [DELETED] kg of fuel

3.2   Mission Fuel Burn Guarantee

            When carrying a Zero Fuel Weight of [DELETED] kg over a still air stage distance of [DELETED] nautical miles, the Aircraft shall burn not more than a guaranteed value of [DELETED] kg of block fuel, when operated under the conditions defined below:

3.2.1 The departure airport conditions are such as to allow the required take-off weight to be used without any restriction. The destination airport conditions are such as to allow the required landing weight to be used without any restriction.

3.2.2 An allowance of [DELETED] kg of fuel is included for engine start and taxi-out at departure airport.

3.2.3 An allowance of [DELETED] kg of fuel is included for take-off and climb to [DELETED] ft above the departure airport with acceleration to climb speed in ISA conditions.

3.2.4 Climb from [DELETED] ft above the departure airport up to optimum cruise altitude using maximum climb thrust, cruise at a fixed Mach number of [DELETED] at a pressure altitudes of [DELETED] ft/[DELETED] ft/[DELETED] ft and descent to [DELETED] ft above the destination airport are conducted in [DELETED] conditions. Climb and descent speeds below [DELETED] ft shall be [DELETED] knots CAS.

3.2.5 An allowance of [DELETED] kg of fuel is considered for approach and landing at destination airport.

3.2.6 An allowance of [DELETED] kg of fuel is considered for taxi in at the destination airport.

3.2.7 Stage distance is defined as the distance covered during cruise, climb and descent as described in Paragraph 3.2.4 above. Block fuel is defined as the fuel used during taxi, take off, climb, cruise, descent, approach and landing as described in paragraphs 3.2.2 to
            3.2.6 inclusive above.

3.2.8 After approach and landing [DELETED] kg of usable fuel shall remain in the tanks.

            This represents the estimated fuel required for:

                  1)    En-route allowance [DELETED] % Block Fuel
                  2)    Overshoot at destination
                  3) Diversion in ISA conditions over a ground distance of [DELETED] nautical miles starting and ending at [DELETED] ft above the airports
                  4)    Fixed allowance of [DELETED] kg of fuel

4     MANUFACTURER'S WEIGHT EMPTY

            The Seller guarantees that the Manufacturer's Weight Empty as defined in Section 13-10 of the Specification as defined in Paragraph 1, plus the weight of unusable fuel and oil for engines and APU, and which shall be derived from the weighing of the Aircraft, shall not be more than [DELETED].

            The Manufacturer's Weight Empty is subject to adjustment as defined in Paragraph 9.2 below.

5     [DELETED]

5.1   [DELETED]

6     [DELETED]

7     GUARANTEE CONDITIONS

7.1.1 The performance certification requirements for the Aircraft, except where otherwise noted, shall be as stated in Section 02 of the Specification.

7.1.2 For the determination of JAR/FAR take-off and landing performance a hard level dry runway surface with no runway strength limitation, no obstacle, zero wind, atmosphere according to ISA, except as otherwise stated, and the use of speedbrakes, flaps, associated speeds, landing gear and engines in the conditions liable to provide the best results shall be assumed.

7.1.3 When establishing take-off and second segment performance no air shall be bled from the engines for cabin air conditioning or anti-icing, unless otherwise noted.

7.1.4 Climb, cruise and descent performance associated with the Guarantees shall include allowances for normal electrical load and for normal engine air bleed and power extraction associated with maximum cabin differential pressure as defined in Section 21-30.31 of the Specification. Cabin air conditioning management during performance demonstration as described in Paragraph 8.3 may be such as to optimize the Aircraft performance while meeting the minimum air conditioning requirements defined above. Unless otherwise stated no air shall be bled from the engines for anti-icing.

            Cruise performance at [DELETED] ft and above is based on a center of gravity position of [DELETED] % MAC, unless otherwise stated.

7.1.5 The engines shall be operated at maximum certified take-off thrust for take-off and using not more than the engine manufacturer's maximum recommended outputs for maximum go-round, maximum continuous, maximum climb and cruise for normal operation unless otherwise stated.

7.1.6 Where applicable the Guarantees assume the use of an approved fuel having a Lower Heating Value of [DELETED] BTU/lb and a density of [DELETED] kg/litre.

8     GUARANTEE COMPLIANCE

8.1 Compliance with the Guarantees shall be demonstrated using operating procedures and limitations in accordance with those defined by the certifying Airworthiness Authority and by the Seller unless otherwise stated.

8.2 Compliance with the take-off[DELETED] and landing elements of the Guarantees shall be demonstrated with reference to the approved Flight Manual.

8.3 Compliance with those parts of the Guarantees not covered by the requirements of the certifying Airworthiness Authority shall be demonstrated by calculation based on data obtained during flight tests conducted on one (or more, at the Seller's discretion) [DELETED] Aircraft of the same configuration as those Aircraft purchased by the Buyer.

8.4 Compliance with the Manufacturer's Weight Empty Guarantee shall be demonstrated with reference to a weight compliance report.

8.5   [DELETED]

8.6 Data derived from tests [DELETED] surveys shall be adjusted as required using conventional methods of correction, interpolation or extrapolation in accordance with established aeronautical practices to show compliance with the Guarantees.

8.7 Compliance with the Guarantees is based but not contingent on the engine performance defined in the engine manufacturer's specification.

8.8 The Seller undertakes to furnish the Buyer with a report or reports demonstrating compliance with the Guarantees at, or as soon as possible after, the delivery of each of the Buyer's [DELETED] Aircraft.

9     ADJUSTMENT OF GUARANTEES

9.1 In the event of any change to any law, governmental regulation or requirement or interpretation thereof ("rule change") by any governmental agency made subsequent to the date of the Agreement and such rule change affects the Aircraft configuration or performance or both required to obtain certification the Guarantees shall be appropriately modified to reflect the effect of any such change.

9.2 The Guarantees apply to the Aircraft as described in Paragraph 1 and may be adjusted in the event of:

            a) Any further configuration change requested by the Buyer, which is the subject of a SCN.
            b) Variation in actual weights of items defined in Section 13-10.02.03 of the Standard Specification.

10    EXCLUSIVE GUARANTEES

            The Guarantees are exclusive and are provided for in lieu of any and all other performance, noise and weight guarantees of any nature which may be stated, referenced or incorporated in the Specification or any other document.

11    UNDERTAKING REMEDIES

            Should any Aircraft fail to meet any of the Guarantees contained in this Letter Agreement, the Seller will, before, at, or after delivery of the affected Aircraft, use its best endeavours to correct the deficiency to comply with the subject guarantee.

            [DELETED]

11.1  [DELETED]

11.2  [DELETED]

12    ASSIGNMENT

            The Seller's undertaking and the remedies of the Performance Guarantees to be provided by the Seller hereunder shall be assignable to the Buyer's operators, in the event that an operator for the Buyer's Aircraft makes a specific request for performance guarantees. The Buyer shall consult the Seller in advance of any such assignment.

            If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one
            (1) original of this Letter Agreement to the Seller.

                  Agreed and Accepted                Agreed and Accepted

                  For and on behalf of               For and on behalf of


                  GATX Flightlease
                  Aircraft Company Ltd.              AIRBUS INDUSTRIE

                  By :  __________________________

                  Its : __________________________


                  By :  __________________________

                  Its : __________________________


                  Date : _________________________

                             Letter Agreement No 10B

GATX Flightlease Aircraft Company Ltd

                                                              September 16, 1999

Re: [DELETED] Performance Guarantees

Dear Sirs,

      GATX Flightlease Aircraft Company Ltd (the "Buyer"), and Airbus Industrie G.I.E. (the "Seller"), have entered into an A320 Family and A330 Purchase Agreement dated as of even date herewith (the "Agreement"), which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft as described in the Specifications annexed to said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 10B (the "Letter Agreement") certain additional terms and conditions regarding the sale of the Aircraft provided for in the Agreement. The terms "herein", "hereof" and "hereunder" and words of similar import refer to this Letter Agreement. Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement.

      Both parties agree that this Letter Agreement shall constitute an integral, nonseverable part of said Agreement and be governed by its provisions, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement shall govern.

1     AIRCRAFT CONFIGURATION

            The guarantees defined below ("the Guarantees") are applicable to the [DELETED] Aircraft as described in the Standard Specification defined below without taking into account any further changes thereto as provided in the Agreement (the "Specification" for the purposes of this Letter Agreement).

[DELETED]

            Standard Specification:  [DELETED]
            Propulsion systems:      [DELETED]

SCN's:      a) [DELETED]

            b) for increases in the Design Weight to:

            Maximum take-Off Weight: [DELETED]

            Kg

            Maximum Landing Weight: [DELETED]

            kg

            Maximum Zero Fuel Weight:     [DELETED]

            kg

2     GUARANTEED PERFORMANCE

2.1   [DELETED]

2.2   Specific Range

            The nautical miles per kilogram of fuel at an Aircraft gross weight of "A" kg at a pressure altitude of "B" feet in ISA conditions at an airspeed or true Mach number of "C" shall be not less than a value of "D" nautical miles per kilogram.

         "A"            "B"           "C"                  "D"
2.3   [DELETED] kg   [DELETED] ft   [DELETED]knots      [DELETED]nm/kg

2.4   [DELETED]kg    [DELETED]ft    [DELETED]knots      [DELETED]nm/kg
      [DELETED]kg    [DELETED]ft    [DELETED]knots CAS  [DELETED]nm/kg

2.4.1 The average nautical miles per kilogram of fuel of the specific ranges defined under Paragraphs 2.3 to 2.4 above and on which the compliance shall be based shall be not less than a guaranteed value of [DELETED]nm/kg

2.5   Take-off

            The JAR/FAR take-off field length at an Aircraft gross weight of [DELETED]kg at the start of ground run at sea level pressure altitude in ISA+15(degree)C conditions shall not be more than a guaranteed value of [DELETED]meters.

[DELETED]

            [DELETED]
            [DELETED]
            [DELETED]

                               [DELETED]
            [DELETED]

3     MISSION GUARANTEES

3.1   Mission Range

            The Aircraft shall be capable of carrying a Zero Fuel Weight of [DELETED]kg over a guaranteed still air stage distance of not less than [DELETED]nautical miles when operated under the conditions defined below:

3.1.1 The departure airport conditions are such as to allow the required take-off weight to be used without any restriction. The destination airport conditions are such as to allow the required landing weight to be used without any restriction.

3.1.2 An allowance of [DELETED]kg of fuel is included for engine start and taxi-out at departure airport.

3.1.3 An allowance of [DELETED] kg of fuel is included for take-off and climb to [DELETED]ft above the departure airport with acceleration to climb speed in ISA conditions.

3.1.4 Climb from [DELETED]ft above the departure airport up to optimum cruise altitude using maximum climb thrust, cruise at a fixed Mach number of [DELETED]at a pressure altitude of [DELETED]ft,/ [DELETED]ft, and descent to [DELETED]ft above the destination airport are conducted in ISA conditions. Climb and descent speeds below [DELETED]ft shall be [DELETED] knots CAS.

3.1.5 An allowance of [DELETED] kg of fuel is considered for approach and landing at destination airport.

3.1.6 An allowance of [DELETED]kg of fuel is considered for taxi in at the destination airport.

3.1.7 Stage distance is defined as the distance covered during cruise, climb and descent as described in Paragraph 3.1.4 above. Block fuel is defined as the fuel used during taxi, take off, climb, cruise, descent, approach and landing as described in paragraphs 3.1.2 to
            3.1.6 inclusive above.

3.1.8 After approach and landing [DELETED]kg of usable fuel shall remain in the tanks.

                  This represents the estimated fuel required for:

                  1)    En-route allowance [DELETED] % Block Fuel
                  2)    Overshoot at destination
                  3) Diversion in ISA conditions over a ground distance of [DELETED] nautical miles starting and ending at [DELETED] ft above the airports
                  4)    Fixed allowance of [DELETED]kg of fuel

3.2   Mission Fuel Burn Guarantee

            When carrying a Zero Fuel Weight of [DELETED]kg over a still air stage distance of [DELETED]nautical miles, the Aircraft shall burn not more than a guaranteed value of [DELETED]kg of block fuel, when operated under the conditions defined below:

3.2.1 The departure airport conditions are such as to allow the required take-off weight to be used without any restriction. The destination airport conditions are such as to allow the required landing weight to be used without any restriction.

3.2.2 An allowance of [DELETED] kg of fuel is included for engine start and taxi-out at departure airport.

3.2.3 An allowance of [DELETED] kg of fuel is included for take-off and climb to [DELETED]ft above the departure airport with acceleration to climb speed in ISA conditions.

3.2.4 Climb from [DELETED]ft above the departure airport up to optimum cruise altitude using maximum climb thrust, cruise at a fixed Mach number of [DELETED]at a pressure altitudes of [DELETED] ft/[DELETED]ft and descent to [DELETED]ft above the destination airport are conducted in ISA conditions. Climb and descent speeds below [DELETED]ft shall be [DELETED]knots CAS.

3.2.5 An allowance of [DELETED] kg of fuel is considered for approach and landing at destination airport.

3.2.6 An allowance of [DELETED] kg of fuel is considered for taxi in at the destination airport.

3.2.7 Stage distance is defined as the distance covered during cruise, climb and descent as described in Paragraph 3.2.4 above. Block fuel is defined as the fuel used during taxi, take off, climb, cruise, descent, approach and landing as described in paragraphs 3.2.2 to
            3.2.6 inclusive above.

3.2.8 After approach and landing [DELETED]kg of usable fuel shall remain in the tanks.

            This represents the estimated fuel required for:

                  1)    En-route allowance [DELETED] % Block Fuel
                  2)    Overshoot at destination
                  3) Diversion in ISA conditions over a ground distance of [DELETED] nautical miles starting and ending at [DELETED]ft above the airports
                  4)    Fixed allowance of [DELETED]kg of fuel

4     MANUFACTURER'S WEIGHT EMPTY

            The Seller guarantees that the Manufacturer's Weight Empty as defined in Section 13-10 of the Specification as defined in Paragraph 1, plus the weight of unusable fuel and oil for engines and APU, and which shall be derived from the weighing of the Aircraft, shall not be more than[DELETED]

            The Manufacturer's Weight Empty is subject to adjustment as defined in Paragraph 9.2 below.

5     [DELETED]

[DELETED]

6     [DELETED]

7     GUARANTEE CONDITIONS

7.1.1 The performance certification requirements for the Aircraft, except where otherwise noted, shall be as stated in Section 02 of the Specification.

7.1.2 For the determination of JAR/FAR take-off and landing performance a hard level dry runway surface with no runway strength limitation, no obstacle, zero wind, atmosphere according to ISA, except as otherwise stated, and the use of speedbrakes, flaps, associated speeds, landing gear and engines in the conditions liable to provide the best results shall be assumed.

7.1.3 When establishing take-off and second segment performance no air shall be bled from the engines for cabin air conditioning or anti-icing, unless otherwise noted.

7.1.4 Climb, cruise and descent performance associated with the Guarantees shall include allowances for normal electrical load and for normal engine air bleed and power extraction associated with maximum cabin differential pressure as defined in Section 21-30.31 of the Specification. Cabin air conditioning management during performance demonstration as described in Paragraph 8.3 may be such as to optimize the Aircraft performance while meeting the minimum air conditioning requirements defined above. Unless otherwise stated no air shall be bled from the engines for anti-icing.

            Cruise performance at [DELETED]ft and above is based on a center of gravity position of [DELETED] % MAC, unless otherwise stated.

7.1.5 The engines shall be operated at maximum certified take-off thrust for take-off and using not more than the engine manufacturer's maximum recommended outputs for maximum go-round, maximum continuous, maximum climb and cruise for normal operation unless otherwise stated.

7.1.6 Where applicable the Guarantees assume the use of an approved fuel having a

            Lower Heating Value of [DELETED]BTU/lb and a density of [DELETED]kg/litre.

8     GUARANTEE COMPLIANCE

8.1 Compliance with the Guarantees shall be demonstrated using operating procedures and limitations in accordance with those defined by the certifying Airworthiness Authority and by the Seller unless otherwise stated.

8.2 Compliance with the take-off[DELETED]and landing elements of the Guarantees shall be demonstrated with reference to the approved Flight Manual.

8.3 Compliance with those parts of the Guarantees not covered by the requirements of the certifying Airworthiness Authority shall be demonstrated by calculation based on data obtained during flight tests conducted on one (or more, at the Seller's discretion) [DELETED]Aircraft of the same configuration as those Aircraft purchased by the Buyer.

8.4 Compliance with the Manufacturer's Weight Empty Guarantee shall be demonstrated with reference to a weight compliance report.

[DELETED]

8.5 Data derived from tests [DELETED]surveys shall be adjusted as required using conventional methods of correction, interpolation or extrapolation in accordance with established aeronautical practices to show compliance with the Guarantees.

8.6 Compliance with the Guarantees is based but not contingent on the engine performance defined in the engine manufacturer's specification.

8.7 The Seller undertakes to furnish the Buyer with a report or reports demonstrating compliance with the Guarantees at, or as soon as possible after, the delivery of each of the Buyer's [DELETED]Aircraft.

9     ADJUSTMENT OF GUARANTEES

9.1 In the event of any change to any law, governmental regulation or requirement or interpretation thereof ("rule change") by any governmental agency made subsequent to the date of the Agreement and such rule change affects the Aircraft configuration or performance or both required to obtain certification the Guarantees shall be appropriately modified to reflect the effect of any such change.

9.2 The Guarantees apply to the Aircraft as described in Paragraph 1 and may be adjusted in the event of:

            a) Any further configuration change requested by the Buyer, which is the subject of a SCN.
            b) Variation in actual weights of items defined in Section 13-10.02.03 of the Standard Specification.

10    EXCLUSIVE GUARANTEES

            The Guarantees are exclusive and are provided for in lieu of any and all other performance, noise and weight guarantees of any nature which may be stated, referenced or incorporated in the Specification or any other document.

11    UNDERTAKING REMEDIES

            Should any Aircraft fail to meet any of the Guarantees contained in this Letter Agreement, the Seller will, before, at, or after delivery of the affected Aircraft, use its best endeavours to correct the deficiency to comply with the subject guarantee.

[DELETED][DELETED][DELETED]

12    ASSIGNMENT

            The Seller's undertaking and the remedies of the Performance Guarantees to be provided by the Seller hereunder shall be assignable to the Buyer's operators, in the event that an operator for the Buyer's Aircraft makes a specific request for performance guarantees. The Buyer shall consult the Seller in advance of any such assignment.

                  If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

                  Agreed and Accepted                Agreed and Accepted

                  For and on behalf of               For and on behalf of


                  GATX Flightlease
                  Aircraft Company Ltd.              AIRBUS INDUSTRIE


                  By :  __________________________

                  Its : __________________________

                  By :  __________________________

                  Its : __________________________


                  Date : _________________________

                             Letter Agreement No 11A

GATX Flightlease Aircraft Company Ltd

                                                              September 16, 1999

Re: [DELETED] Performance Guarantees

Dear Sirs,

      GATX Flightlease Aircraft Company Ltd (the "Buyer"), and Airbus Industrie G.I.E. (the "Seller"), have entered into an A320 Family and A330 Purchase Agreement dated as of even date herewith (the "Agreement"), which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft as described in the Specifications annexed to said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 11A (the "Letter Agreement") certain additional terms and conditions regarding the sale of the Aircraft provided for in the Agreement. The terms "herein", "hereof" and "hereunder" and words of similar import refer to this Letter Agreement. Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement.

      Both parties agree that this Letter Agreement shall constitute an integral, nonseverable part of said Agreement and be governed by its provisions, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement shall govern.

1     AIRCRAFT CONFIGURATION

            The guarantees defined below ("the Guarantees") are applicable to the [DELETED] Aircraft as described in the Standard Specification defined below without taking into account any further changes thereto as provided in the Agreement (the "Specification" for the purposes of this Letter Agreement).

1.1   [DELETED]

            Standard Specification:   [DELETED]
            Propulsion systems:       [DELETED] Maximum take-Off Weight:
            [DELETED] kg
            Maximum Landing Weight:   [DELETED] kg
            Maximum Zero Fuel Weight: [DELETED] kg

2     GUARANTEED PERFORMANCE

[DELETED]

2.1   Specific Range

            The nautical miles per kilogram of fuel at an Aircraft gross weight of "A" kg at a pressure altitude of "B" feet in ISA conditions at an airspeed or true Mach number of "C" shall be not less than a value of "D" nautical miles per kilogram.

               "A"              "B"            "C"         "D"
2.1.1       [DELETED] kg     [DELETED] ft   [DELETED]   [DELETED] nm/kg

2.1.2       [DELETED] kg     [DELETED] ft   [DELETED]   [DELETED] nm/kg

2.1.3       [DELETED] kg     [DELETED] ft   [DELETED]   [DELETED] nm/kg

2.1.4       [DELETED] kg     [DELETED] ft   [DELETED] knots CAS  [DELETED] nm/kg

2.1.5 The average nautical miles per kilogram of fuel of the specific ranges defined under Paragraphs 2.1.1 to 2.1.3 above and on which the compliance shall be based shall be not less than a guaranteed value of nm/kg

2.2   Take-off

            The JAR/FAR take-off field length at an Aircraft gross weight of [DELETED] kg at the start of ground run at sea level pressure altitude in ISA+15(degree)C conditions shall not be more than a guaranteed value of [DELETED] meters.

            [DELETED]
            [DELETED]     [DELETED]
            [DELETED]
                                   [DELETED]
            [DELETED]

3     MISSION GUARANTEES

3.1   Mission Range

            The Aircraft shall be capable of carrying a Zero Fuel Weight of [DELETED] kg over a guaranteed still air stage distance of not less than [DELETED] nautical miles when operated under the conditions defined below:

3.1.1 The departure airport conditions are such as to allow the required take-off weight to be used without any restriction. The destination airport conditions are such as to allow the required landing weight to be used without any restriction.

3.1.2 An allowance of [DELETED] kg of fuel is included for engine start and taxi-out at departure airport.

3.1.3 An allowance of [DELETED] kg of fuel is included for take-off and climb to [DELETED] ft above the departure airport with acceleration to climb speed in ISA conditions.

3.1.4 Climb from [DELETED] ft above the departure airport up to optimum cruise altitude using maximum climb thrust, cruise at a fixed Mach number of [DELETED] at a pressure altitude of [DELETED] ft, / [DELETED] ft, and descent to [DELETED] ft above the destination airport are conducted in ISA conditions. Climb and descent speeds below [DELETED] ft shall be [DELETED] knots CAS.

3.1.5 An allowance of [DELETED] kg of fuel is considered for approach and landing at destination airport.

3.1.6 An allowance of [DELETED] kg of fuel is considered for taxi in at the destination airport.

3.1.7 Stage distance is defined as the distance covered during cruise, climb and descent as described in Paragraph 3.1.4 above. Block fuel is defined as the fuel used during taxi, take off, climb, cruise, descent, approach and landing as described in paragraphs 3.1.2 to
            3.1.6 inclusive above.

3.1.8 After approach and landing [DELETED] kg of usable fuel shall remain in the tanks.

            This represents the estimated fuel required for:

            1)    En-route allowance [DELETED] % Block Fuel
            2)    Overshoot at destination
            3) Diversion in ISA conditions over a ground distance of [DELETED] nautical miles starting and ending at [DELETED] ft above the airports
            4)    Fixed allowance of [DELETED] kg of fuel

3.2   Mission Fuel Burn Guarantee

            When carrying a Zero Fuel Weight of [DELETED] kg over a still air stage distance of [DELETED] nautical miles, the Aircraft shall burn not more than a guaranteed value of [DELETED] kg of block fuel, when operated under the conditions defined below:

3.2.1 The departure airport conditions are such as to allow the required take-off weight to be used without any restriction. The destination airport conditions are such as to allow the required landing weight to be used without any restriction.

3.2.2 An allowance of [DELETED] kg of fuel is included for engine start and taxi-out at departure airport.

3.2.3 An allowance of [DELETED] kg of fuel is included for take-off and climb to [DELETED] ft above the departure airport with acceleration to climb speed in ISA conditions.

3.2.4 Climb from [DELETED] ft above the departure airport up to optimum cruise altitude using maximum climb thrust, cruise at a fixed Mach number of [DELETED] at a pressure altitudes of [DELETED] ft/[DELETED] ft/[DELETED] ft and descent to [DELETED] ft above the destination airport are conducted in ISA conditions. Climb and descent speeds below [DELETED] ft shall be [DELETED] knots CAS.

3.2.5 An allowance of [DELETED] kg of fuel is considered for approach and landing at destination airport.

3.2.6 An allowance of [DELETED] kg of fuel is considered for taxi in at the destination airport.

3.2.7 Stage distance is defined as the distance covered during cruise, climb and descent as described in Paragraph 3.2.4 above. Block fuel is defined as the fuel used during taxi, take off, climb, cruise, descent, approach and landing as described in paragraphs 3.2.2 to
            3.2.6 inclusive above.

3.2.8 After approach and landing [DELETED] kg of usable fuel shall remain in the tanks.

            This represents the estimated fuel required for:

                  1)    En-route allowance [DELETED] % Block Fuel
                  2)    Overshoot at destination
                  3) Diversion in ISA conditions over a ground distance of [DELETED] nautical miles starting and ending at [DELETED] ft above the airports
                  4)    Fixed allowance of [DELETED] kg of fuel

4     MANUFACTURER'S WEIGHT EMPTY

            The Seller guarantees that the Manufacturer's Weight Empty as defined in Section 13-10 of the Specification as defined in Paragraph 1, plus the weight of unusable fuel and oil for engines and APU, and which shall be derived from the weighing of the Aircraft, shall not be more than[DELETED].

            The Manufacturer's Weight Empty is subject to adjustment as defined in Paragraph 7.2 below.

[DELETED]
[DELETED]

  [DELETED]

5     GUARANTEE CONDITIONS

5.1 The performance certification requirements for the Aircraft, except where otherwise noted, shall be as stated in Section 02 of the Specification.

5.2 For the determination of JAR/FAR take-off and landing performance a hard level dry runway surface with no runway strength limitation, no obstacle, zero wind, atmosphere according to ISA, except as otherwise stated, and the use of speedbrakes, flaps, associated speeds, landing gear and engines in the conditions liable to provide the best results shall be assumed.

5.3 When establishing take-off and second segment performance no air shall be bled from the engines for cabin air conditioning or anti-icing, unless otherwise noted.

5.4 Climb, cruise and descent performance associated with the Guarantees shall include allowances for normal electrical load and for normal engine air bleed and power extraction associated with maximum cabin differential pressure as defined in Section 21-30.31 of the Specification. Cabin air conditioning management during performance demonstration as described in Paragraph 6.3 may be such as to optimize the Aircraft performance while meeting the minimum air conditioning requirements defined above. Unless otherwise stated no air shall be bled from the engines for anti-icing.

5.5 Cruise performance at [DELETED] ft and above is based on a center of gravity position of [DELETED] % MAC, unless otherwise stated.

5.6 The engines shall be operated at maximum certified take-off thrust for take-off and using not more than the engine manufacturer's maximum recommended outputs for maximum go-round, maximum continuous, maximum climb and cruise for normal operation unless otherwise stated.

5.7 Where applicable the Guarantees assume the use of an approved fuel having a Lower Heating Value of [DELETED] BTU/lb and a density of [DELETED] kg/litre.

6     GUARANTEE COMPLIANCE

6.1 Compliance with the Guarantees shall be demonstrated using operating procedures and limitations in accordance with those defined by the certifying Airworthiness Authority and by the Seller unless otherwise stated.

6.2 Compliance with the take-off [DELETED] and landing elements of the Guarantees shall be demonstrated with reference to the approved Flight Manual.

6.3 Compliance with those parts of the Guarantees not covered by the requirements of the certifying Airworthiness Authority shall be demonstrated by calculation based on data obtained during flight tests conducted on one (or more, at the Seller's discretion) [DELETED] Aircraft of the same configuration as those Aircraft purchased by the Buyer.

6.4 Compliance with the Manufacturer's Weight Empty Guarantee shall be demonstrated with reference to a weight compliance report.

6.5   [DELETED]

6.6 Data derived from tests [DELETED] surveys shall be adjusted as required using conventional methods of correction, interpolation or extrapolation in accordance with established aeronautical practices to show compliance with the Guarantees.

6.7 Compliance with the Guarantees is based but not contingent on the engine performance defined in the engine manufacturer's specification.

6.8 The Seller undertakes to furnish the Buyer with a report or reports demonstrating compliance with the Guarantees at, or as soon as possible after, the delivery of each of the Buyer's [DELETED] Aircraft.

7     ADJUSTMENT OF GUARANTEES

7.1 In the event of any change to any law, governmental regulation or requirement or interpretation thereof ("rule change") by any governmental agency made subsequent to the date of the Agreement and such rule change affects the Aircraft configuration or performance or both required to obtain certification the Guarantees shall be appropriately modified to reflect the effect of any such change.

7.2 The Guarantees apply to the Aircraft as described in Paragraph 1 and may be adjusted in the event of:

            a) Any further configuration change requested by the Buyer, which is the subject of a SCN.

            b) Variation in actual weights of items defined in Section 13-10.02.03 of the Standard Specification.

8     EXCLUSIVE GUARANTEES

            The Guarantees are exclusive and are provided for in lieu of any and all other performance, noise and weight guarantees of any nature which may be stated, referenced or incorporated in the Specification or any other document.

9     UNDERTAKING REMEDIES

            Should any Aircraft fail to meet any of the Guarantees contained in this Letter Agreement, the Seller will, before, at, or after delivery of the affected Aircraft, use its best endeavours to correct the deficiency to comply with the subject guarantee.

            [DELETED][DELETED][DELETED]

10    ASSIGNMENT

            The Seller's undertaking and the remedies of the Performance Guarantees to be provided by the Seller hereunder shall be assignable to the Buyer's operators, in the event that an operator for the Buyer's Aircraft makes a specific request for performance guarantees. The Buyer shall consult the Seller in advance of any such assignment.

            If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one
            (1) original of this Letter Agreement to the Seller.

            Agreed and Accepted                       Agreed and Accepted

            For and on behalf of                      For and on behalf of


            GATX Flightlease
            Aircraft Company Ltd.                     AIRBUS INDUSTRIE


            By : _________________________

            Its : ________________________


            By : _________________________

            Its : ________________________


            Date : _______________________

                             Letter Agreement No 11B

GATX Flightlease Aircraft Company Ltd

                                                              September 16, 1999

Re: [DELETED] Performance Guarantees

Dear Sirs,

      GATX Flightlease Aircraft Company Ltd (the "Buyer"), and Airbus Industrie G.I.E. (the "Seller"), have entered into an A320 Family and A330 Purchase Agreement dated as of even date herewith (the "Agreement"), which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft as described in the Specifications annexed to said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 11B (the "Letter Agreement") certain additional terms and conditions regarding the sale of the Aircraft provided for in the Agreement. The terms "herein", "hereof" and "hereunder" and words of similar import refer to this Letter Agreement. Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement.

      Both parties agree that this Letter Agreement shall constitute an integral, nonseverable part of said Agreement and be governed by its provisions, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement shall govern.

1     AIRCRAFT CONFIGURATION

            The guarantees defined below ("the Guarantees") are applicable to the [DELETED]Aircraft as described in the Standard Specification defined below without taking into account any further changes thereto as provided in the Agreement (the "Specification" for the purposes of this Letter Agreement).

1.1   [DELETED]

            Standard Specification: [DELETED]
            Propulsion systems:         [DELETED]
            Maximum take-Off Weight:    [DELETED]kg
            Maximum Landing Weight:     [DELETED]kg
            Maximum Zero Fuel Weight:   [DELETED]kg

2     GUARANTEED PERFORMANCE

[DELETED]

2.1   Specific Range

            The nautical miles per kilogram of fuel at an Aircraft gross weight of "A" kg at a pressure altitude of "B" feet in ISA conditions at an airspeed or true Mach number of "C" shall be not less than a value of "D" nautical miles per kilogram.

               "A"            "B"            "C"                "D"
2.1.1       [DELETED]kg    [DELETED]ft    [DELETED]          [DELETED]nm/kg

2.1.2       [DELETED]kg    [DELETED]ft    [DELETED]          [DELETED]nm/kg

2.1.3       [DELETED]kg    [DELETED]ft    [DELETED]          [DELETED]nm/kg

2.1.4       [DELETED]kg    [DELETED]ft    [DELETED]knots CAS [DELETED]nm/kg

2.1.5 The average nautical miles per kilogram of fuel of the specific ranges defined under Paragraphs 2.1.1 to 2.1.3 above and on which the compliance shall be based shall be not less than a guaranteed value of [DELETED]nm/kg

2.2   Take-off

            The JAR/FAR take-off field length at an Aircraft gross weight of [DELETED]kg at the start of ground run at sea level pressure altitude in ISA+15(degree)C conditions shall not be more than a guaranteed value of [DELETED]meters.

            [DELETED]
            [DELETED]
            [DELETED]
            [DELETED]
                                [DELETED]
            [DELETED]

3     MISSION GUARANTEES

3.1   Mission Range

            The Aircraft shall be capable of carrying a Zero Fuel Weight of [DELETED]kg over a guaranteed still air stage distance of not less than [DELETED] nautical miles when operated under the conditions defined below:

3.1.1 The departure airport conditions are such as to allow the required take-off weight to be used without any restriction. The destination airport conditions are such as to allow the required landing weight to be used without any restriction.

3.1.2 An allowance of [DELETED] kg of fuel is included for engine start and taxi-out at departure airport.

3.1.3 An allowance of [DELETED] kg of fuel is included for take-off and climb to [DELETED]ft above the departure airport with acceleration to climb speed in ISA conditions.

3.1.4 Climb from [DELETED]ft above the departure airport up to optimum cruise altitude using maximum climb thrust, cruise at a fixed Mach number of [DELETED]at a pressure altitude of [DELETED]ft, / [DELETED]ft, and descent to [DELETED]ft above the destination airport are conducted in ISA conditions. Climb and descent speeds below [DELETED]ft shall be [DELETED] knots CAS.

3.1.5 An allowance of [DELETED] kg of fuel is considered for approach and landing at destination airport.

3.1.6 An allowance of [DELETED] kg of fuel is considered for taxi in at the destination airport.

3.1.7 Stage distance is defined as the distance covered during cruise, climb and descent as described in Paragraph 3.1.4 above. Block fuel is defined as the fuel used during taxi, take off, climb, cruise, descent, approach and landing as described in paragraphs 3.1.2 to
            3.1.6 inclusive above.

3.1.8 After approach and landing [DELETED]kg of usable fuel shall remain in the tanks.

                  This represents the estimated fuel required for:

                  1)    En-route allowance [DELETED] % Block Fuel
                  2)    Overshoot at destination

                  3) Diversion in ISA conditions over a ground distance of [DELETED] nautical miles starting and ending at [DELETED] ft above the airports
                  4)    Fixed allowance of [DELETED] kg of fuel

3.2   Mission Fuel Burn Guarantee

            When carrying a Zero Fuel Weight of [DELETED] kg over a still air stage distance of [DELETED] nautical miles, the Aircraft shall burn not more than a guaranteed value of [DELETED] kg of block fuel, when operated under the conditions defined below:

3.2.1 The departure airport conditions are such as to allow the required take-off weight to be used without any restriction. The destination airport conditions are such as to allow the required landing weight to be used without any restriction.

3.2.2 An allowance of [DELETED] kg of fuel is included for engine start and taxi-out at departure airport.

3.2.3 An allowance of [DELETED] kg of fuel is included for take-off and climb to [DELETED] ft above the departure airport with acceleration to climb speed in ISA conditions.

3.2.4 Climb from [DELETED] ft above the departure airport up to optimum cruise altitude using maximum climb thrust, cruise at a fixed Mach number of [DELETED] at a pressure altitudes of [DELETED] ft/[DELETED]ft/[DELETED]ft and descent to [DELETED]ft above the destination airport are conducted in ISA conditions. Climb and descent speeds below [DELETED]ft shall be [DELETED] knots CAS.

3.2.5 An allowance of [DELETED] kg of fuel is considered for approach and landing at destination airport.

3.2.6 An allowance of [DELETED] kg of fuel is considered for taxi in at the destination airport.

3.2.7 Stage distance is defined as the distance covered during cruise, climb and descent as described in Paragraph 3.2.4 above. Block fuel is defined as the fuel used during taxi, take off, climb, cruise, descent, approach and landing as described in paragraphs 3.2.2 to
            3.2.6 inclusive above.

3.2.8 After approach and landing [DELETED]kg of usable fuel shall remain in the tanks.

            This represents the estimated fuel required for:

                  1)    En-route allowance [DELETED] % Block Fuel
                  2)    Overshoot at destination
                  3) Diversion in ISA conditions over a ground distance of [DELETED] nautical miles starting and ending at [DELETED]ft above the airports
                  4)    Fixed allowance of [DELETED]kg of fuel

4     MANUFACTURER'S WEIGHT EMPTY

            The Seller guarantees that the Manufacturer's Weight Empty as defined in Section 13-10 of the Specification as defined in Paragraph 1, plus the weight of unusable fuel and oil for engines and APU, and which shall be derived from the weighing of the Aircraft, shall not be more than [DELETED].

            The Manufacturer's Weight Empty is subject to adjustment as defined in Paragraph 9.2 below.

5     [DELETED]

[DELETED]

6     [DELETED]

7     GUARANTEE CONDITIONS

7.1 The performance certification requirements for the Aircraft, except where otherwise noted, shall be as stated in Section 02 of the Specification.

7.2 For the determination of JAR/FAR take-off and landing performance a hard level dry runway surface with no runway strength limitation, no obstacle, zero wind, atmosphere according to ISA, except as otherwise stated, and the use of speedbrakes, flaps, associated speeds, landing gear and engines in the conditions liable to provide the best results shall be assumed.

7.3 When establishing take-off and second segment performance no air shall be bled from the engines for cabin air conditioning or anti-icing, unless otherwise noted.

7.4 Climb, cruise and descent performance associated with the Guarantees shall include allowances for normal electrical load and for normal engine air bleed and power extraction associated with maximum cabin differential pressure as defined in Section 21-30.31 of the Specification. Cabin air conditioning management during performance demonstration as described in Paragraph 8.3 may be such as to optimize the Aircraft performance while meeting the minimum air conditioning requirements defined above. Unless otherwise stated no air shall be bled from the engines for anti-icing.

7.5 Cruise performance at [DELETED] ft and above is based on a center of gravity position of [DELETED] % MAC, unless otherwise stated.

7.6 The engines shall be operated at maximum certified take-off thrust for take-off and using not more than the engine manufacturer's maximum recommended outputs for maximum go-round, maximum continuous, maximum climb and cruise for normal operation unless otherwise stated.

7.7 Where applicable the Guarantees assume the use of an approved fuel having a Lower Heating Value of [DELETED] BTU/lb and a density of [DELETED] kg/litre.

8     GUARANTEE COMPLIANCE

8.1 Compliance with the Guarantees shall be demonstrated using operating procedures and limitations in accordance with those defined by the certifying Airworthiness Authority and by the Seller unless otherwise stated.

8.2 Compliance with the take-off [DELETED]and landing elements of the Guarantees shall be demonstrated with reference to the approved Flight Manual.

8.3 Compliance with those parts of the Guarantees not covered by the requirements of the certifying Airworthiness Authority shall be demonstrated by calculation based on data obtained during flight tests conducted on one (or more, at the Seller's discretion) [DELETED] Aircraft of the same configuration as those Aircraft purchased by the Buyer.

8.4 Compliance with the Manufacturer's Weight Empty Guarantee shall be demonstrated with reference to a weight compliance report.

[DELETED]

8.5 Data derived from tests [DELETED]surveys shall be adjusted as required using conventional methods of correction, interpolation or extrapolation in accordance with established aeronautical practices to show compliance with the Guarantees.

8.6 Compliance with the Guarantees is based but not contingent on the engine performance defined in the engine manufacturer's specification.

8.7 The Seller undertakes to furnish the Buyer with a report or reports demonstrating compliance with the Guarantees at, or as soon as possible after, the delivery of each of the Buyer's [DELETED]Aircraft.

9     ADJUSTMENT OF GUARANTEES

9.1 In the event of any change to any law, governmental regulation or requirement or interpretation thereof ("rule change") by any governmental agency made subsequent to the date of the Agreement and such rule change affects the Aircraft configuration or performance or both required to obtain certification the Guarantees shall be appropriately modified to reflect the effect of any such change.

9.2 The Guarantees apply to the Aircraft as described in Paragraph 1 and may be adjusted in the event of:

            a) Any further configuration change requested by the Buyer, which is the subject of a SCN.

            b) Variation in actual weights of items defined in Section 13-10.02.03 of the Standard Specification.

10    EXCLUSIVE GUARANTEES

            The Guarantees are exclusive and are provided for in lieu of any and all other performance, noise and weight guarantees of any nature which may be stated, referenced or incorporated in the Specification or any other document.

11    UNDERTAKING REMEDIES

            Should any Aircraft fail to meet any of the Guarantees contained in this Letter Agreement, the Seller will, before, at, or after delivery of the affected Aircraft, use its best endeavours to correct the deficiency to comply with the subject guarantee.

            [DELETED][DELETED][DELETED]

12    ASSIGNMENT

            The Seller's undertaking and the remedies of the Performance Guarantees to be provided by the Seller hereunder shall be assignable to the Buyer's operators, in the event that an operator for the Buyer's Aircraft makes a specific request for performance guarantees. The Buyer shall consult the Seller in advance of any such assignment.

            If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one
            (1) original of this Letter Agreement to the Seller.

            Agreed and Accepted                       Agreed and Accepted

            For and on behalf of                      For and on behalf of


            GATX Flightlease
            Aircraft Company Ltd.                     AIRBUS INDUSTRIE


            By : _________________________

            Its : ________________________


            By : _________________________

            Its : ________________________


            Date : _______________________

                             Letter Agreement No 11C

GATX Flightlease Aircraft Company Ltd

                                                              September 16, 1999

Re: [DELETED] Performance Guarantees

Dear Sirs,

      GATX Flightlease Aircraft Company Ltd (the "Buyer"), and Airbus Industrie G.I.E. (the "Seller"), have entered into an A320 Family and A330 Purchase Agreement dated as of even date herewith (the "Agreement"), which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft as described in the Specifications annexed to said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 11C (the "Letter Agreement") certain additional terms and conditions regarding the sale of the Aircraft provided for in the Agreement. The terms "herein", "hereof" and "hereunder" and words of similar import refer to this Letter Agreement. Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement.

      Both parties agree that this Letter Agreement shall constitute an integral, nonseverable part of said Agreement and be governed by its provisions, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement shall govern.

1     AIRCRAFT CONFIGURATION

            The guarantees defined below ("the Guarantees") are applicable to the [DELETED] Aircraft as described in the Standard Specification defined below without taking into account any further changes thereto as provided in the Agreement (the "Specification" for the purposes of this Letter Agreement).

1.1   [DELETED]

            Standard Specification: [DELETED]
            Propulsion systems:         [DELETED]
            Maximum take-Off Weight:    [DELETED] kg
            Maximum Landing Weight:     [DELETED] kg
            Maximum Zero Fuel Weight:   [DELETED] kg

2     GUARANTEED PERFORMANCE

[DELETED]

2.1   Specific Range

            The nautical miles per kilogram of fuel at an Aircraft gross weight of "A" kg at a pressure altitude of "B" feet in ISA conditions at an airspeed or true Mach number of "C" shall be not less than a value of "D" nautical miles per kilogram.

               "A"            "B"            "C"                "D"
2.1.1       [DELETED]kg    [DELETED]ft    [DELETED]          [DELETED]nm/kg

2.1.2       [DELETED]kg    [DELETED]ft    [DELETED]          [DELETED]nm/kg

2.1.3       [DELETED]kg    [DELETED]ft    [DELETED]          [DELETED]nm/kg

2.1.4       [DELETED]kg    [DELETED]ft    [DELETED]knots CAS [DELETED]nm/kg

2.1.5 The average nautical miles per kilogram of fuel of the specific ranges defined under Paragraphs 2.1.1 to 2.1.3 above and on which the compliance shall be based shall be not less than a guaranteed value of [DELETED] nm/kg

2.2   Take-off

            The JAR/FAR take-off field length at an Aircraft gross weight of [DELETED] kg at the start of ground run at sea level pressure altitude in ISA+15(degree)C conditions shall not be more than a guaranteed value of [DELETED] meters.

            [DELETED]
            [DELETED]
            [DELETED]
            [DELETED]
            [DELETED]     [DELETED]

3     MISSION GUARANTEES

3.1   Mission Range

            The Aircraft shall be capable of carrying a Zero Fuel Weight of [DELETED] kg over a guaranteed still air stage distance of not less than [DELETED] nautical miles when operated under the conditions defined below:

3.1.1 The departure airport conditions are such as to allow the required take-off weight to be used without any restriction. The destination airport conditions are such as to allow the required landing weight to be used without any restriction.

3.1.2 An allowance of [DELETED] kg of fuel is included for engine start and taxi-out at departure airport.

3.1.3 An allowance of [DELETED] kg of fuel is included for take-off and climb to [DELETED] ft above the departure airport with acceleration to climb speed in ISA conditions.

3.1.4 Climb from [DELETED] ft above the departure airport up to optimum cruise altitude using maximum climb thrust, cruise at a fixed Mach number of [DELETED] at a pressure altitude of [DELETED] ft, / [DELETED] ft, and descent to [DELETED] ft above the destination airport are conducted in ISA conditions. Climb and descent speeds below [DELETED] ft shall be [DELETED] knots CAS.

3.1.5 An allowance of [DELETED] kg of fuel is considered for approach and landing at destination airport.

3.1.6 An allowance of [DELETED] kg of fuel is considered for taxi in at the destination airport.

3.1.7 Stage distance is defined as the distance covered during cruise, climb and descent as described in Paragraph 3.1.4 above. Block fuel is defined as the fuel used during taxi, take off, climb, cruise, descent, approach and landing as described in paragraphs 3.1.2 to
            3.1.6 inclusive above.

3.1.8 After approach and landing [DELETED] kg of usable fuel shall remain in the tanks.

                  This represents the estimated fuel required for:

                  1)    En-route allowance [DELETED] % ock Fuel

                  2)    Overshoot at destination
                  3) Diversion in ISA conditions over a ground distance of [DELETED] nautical miles starting and ending at [DELETED] ft above the airports
                  4)    Fixed allowance of [DELETED] kg of fuel

3.2   Mission Fuel Burn Guarantee

            When carrying a Zero Fuel Weight of [DELETED] kg over a still air stage distance of [DELETED] nautical miles, the Aircraft shall burn not more than a guaranteed value of [DELETED] kg of block fuel, when operated under the conditions defined below:

3.2.1 The departure airport conditions are such as to allow the required take-off weight to be used without any restriction. The destination airport conditions are such as to allow the required landing weight to be used without any restriction.

3.2.2 An allowance of [DELETED] kg of fuel is included for engine start and taxi-out at departure airport.

3.2.3 An allowance of [DELETED] kg of fuel is included for take-off and climb to [DELETED] ft above the departure airport with acceleration to climb speed in ISA conditions.

3.2.4 Climb from [DELETED] ft above the departure airport up to optimum cruise altitude using maximum climb thrust, cruise at a fixed Mach number of [DELETED] at a pressure altitudes of [DELETED] ft/[DELETED] ft and descent to [DELETED] ft above the destination airport are conducted in ISA conditions. Climb and descent speeds below [DELETED] ft shall be [DELETED] knots CAS.

3.2.5 An allowance of [DELETED] kg of fuel is considered for approach and landing at destination airport.

3.2.6 An allowance of [DELETED] kg of fuel is considered for taxi in at the destination airport.

3.2.7 Stage distance is defined as the distance covered during cruise, climb and descent as described in Paragraph 3.2.4 above. Block fuel is defined as the fuel used during taxi, take off, climb, cruise, descent, approach and landing as described in paragraphs 3.2.2 to
            3.2.6 inclusive above.

3.2.8 After approach and landing [DELETED] kg of usable fuel shall remain in the tanks.

            This represents the estimated fuel required for:

                  1)    En-route allowance [DELETED] % Block Fuel
                  2)    Overshoot at destination
                  3) Diversion in ISA conditions over a ground distance of [DELETED] nautical miles starting and ending at [DELETED] ft above the airports
                  4)    Fixed allowance of [DELETED] kg of fuel

4     MANUFACTURER'S WEIGHT EMPTY

            The Seller guarantees that the Manufacturer's Weight Empty as defined in Section 13-10 of the Specification as defined in Paragraph 1, plus the weight of unusable fuel and oil for engines and APU, and which shall be derived from the weighing of the Aircraft, shall not be more than [DELETED].

            The Manufacturer's Weight Empty is subject to adjustment as defined in Paragraph 8.2 below.

5     [DELETED]

[DELETED]

[DELETED]

6     GUARANTEE CONDITIONS

6.1 The performance certification requirements for the Aircraft, except where otherwise noted, shall be as stated in Section 02 of the Specification.

6.2 For the determination of JAR/FAR take-off and landing performance a hard level dry runway surface with no runway strength limitation, no obstacle, zero wind, atmosphere according to ISA, except as otherwise stated, and the use of speedbrakes, flaps, associated speeds, landing gear and engines in the conditions liable to provide the best results shall be assumed.

6.3 When establishing take-off and second segment performance no air shall be bled from the engines for cabin air conditioning or anti-icing, unless otherwise noted.

6.4 Climb, cruise and descent performance associated with the Guarantees shall include allowances for normal electrical load and for normal engine air bleed and power extraction associated with maximum cabin differential pressure as defined in Section 21-30.31 of the Specification. Cabin air conditioning management during performance demonstration as described in Paragraph 7.3 may be such as to optimize the Aircraft performance while meeting the minimum air conditioning requirements defined above. Unless otherwise stated no air shall be bled from the engines for anti-icing.

6.5 Cruise performance at [DELETED] ft and above is based on a center of gravity position of [DELETED] % MAC, unless otherwise stated.

6.6 The engines shall be operated at maximum certificated take-off thrust for take-off and using not more than the engine manufacturer's maximum recommended outputs for maximum go-round, maximum continuous, maximum climb and cruise for normal operation unless otherwise stated.

6.7 Where applicable the Guarantees assume the use of an approved fuel having a Lower Heating Value of [DELETED] BTU/lb and a density of [DELETED] kg/litre.

7     GUARANTEE COMPLIANCE

7.1 Compliance with the Guarantees shall be demonstrated using operating procedures and limitations in accordance with those defined by the certifying Airworthiness Authority and by the Seller unless otherwise stated.

7.2 Compliance with the take-off[DELETED] and landing elements of the Guarantees shall be demonstrated with reference to the approved Flight Manual.

7.3 Compliance with those parts of the Guarantees not covered by the requirements of the certifying Airworthiness Authority shall be demonstrated by calculation based on data obtained during flight tests conducted on one (or more, at the Seller's discretion) [DELETED] Aircraft of the same configuration as those Aircraft purchased by the Buyer.

7.4 Compliance with the Manufacturer's Weight Empty Guarantee shall be demonstrated with reference to a weight compliance report.

7.5   [DELETED]

7.6 Data derived from tests [DELETED] surveys shall be adjusted as required using conventional methods of correction, interpolation or extrapolation in accordance with established aeronautical practices to show compliance with the Guarantees.

7.7 Compliance with the Guarantees is based but not contingent on the engine performance defined in the engine manufacturer's specification.

7.8 The Seller undertakes to furnish the Buyer with a report or reports demonstrating compliance with the Guarantees at, or as soon as possible after, the delivery of each of the Buyer's [DELETED] Aircraft.

8     ADJUSTMENT OF GUARANTEES

8.1 In the event of any change to any law, governmental regulation or requirement or interpretation thereof ("rule change") by any governmental agency made subsequent to the date of the Agreement and such rule change affects the Aircraft configuration or performance or both required to obtain certification the Guarantees shall be appropriately modified to reflect the effect of any such change.

8.2 The Guarantees apply to the Aircraft as described in Paragraph 1 and may be adjusted in the event of:

            a) Any further configuration change requested by the Buyer, which is the subject of a SCN.
            b) Variation in actual weights of items defined in Section 13-10.02.03 of the Standard Specification.

9     EXCLUSIVE GUARANTEES

            The Guarantees are exclusive and are provided for in lieu of any and all other performance, noise and weight guarantees of any nature which may be stated, referenced or incorporated in the Specification or any other document.

10    UNDERTAKING REMEDIES

            Should any Aircraft fail to meet any of the Guarantees contained in this Letter Agreement, the Seller will, before, at, or after delivery of the affected Aircraft, use its best endeavours to correct the deficiency to comply with the subject guarantee.

            [DELETED]

[DELETED]
[DELETED]

11    ASSIGNMENT

            The Seller's undertaking and the remedies of the Performance Guarantees to be provided by the Seller hereunder shall be assignable to the Buyer's operators, in the event that an operator for the Buyer's Aircraft makes a specific request for performance guarantees. The Buyer shall consult the Seller in advance of any such assignment.

            If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one
            (1) original of this Letter Agreement to the Seller.


            If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one
            (1) original of this Letter Agreement to the Seller.

            Agreed and Accepted                       Agreed and Accepted

            For and on behalf of                      For and on behalf of


            GATX Flightlease
            Aircraft Company Ltd.                     AIRBUS INDUSTRIE


            By : _________________________

            Its : ________________________


            By : _________________________

            Its : ________________________


            Date : _______________________

                             Letter Agreement No 12

GATX Flightlease Aircraft Company Ltd

                                                              September 16, 1999

Re: Aircraft Performance

Dear Sirs,

      GATX Flightlease Aircraft Company Ltd (the "Buyer"), and Airbus Industrie G.I.E. (the "Seller"), have entered into an A320 Family and A330 Purchase Agreement dated as of even date herewith (the "Agreement"), which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft as described in the Specifications annexed to said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 12 (the "Letter Agreement") certain additional terms and conditions regarding the sale of the Aircraft provided for in the Agreement. The terms "herein", "hereof" and "hereunder" and words of similar import refer to this Letter Agreement. Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement.

      Both parties agree that this Letter Agreement shall constitute an integral, nonseverable part of said Agreement and be governed by its provisions, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement shall govern.

1.    PERFORMANCE GUARANTEES FOR CONVERTED AIRCRAFT [DELETED]

1.1   Converted Aircraft

      In the event that the Buyer elects to convert the type of certain Aircraft into another aircraft type pursuant to Letter Agreement No.2 to the Agreement (i.e [DELETED] or [DELETED] Converted Aircraft), the Seller shall, as part of the conversion amendment to be entered into between the parties upon such type conversion, provide the Buyer with performance guarantees applicable to the type of the resulting Converted Aircraft. Such performance guarantees shall be substantially in the form of the guarantees provided to the Buyer pursuant to Letter Agreement No.8, 9, 10 or 11 to the Agreement, as adapted to the relevant Converted Aircraft type.

1.2   Engine [DELETED]

      [DELETED]

2.    [DELETED] PERFORMANCE GUARANTEES

      [DELETED]

3.    SELLER'S [DELETED]

      Notwithstanding the [DELETED], the Seller agrees that [DELETED].

4.    AIRCRAFT LEASES [DELETED]

      [DELETED]

5.    ASSIGNMENT

      The Seller's undertaking and the remedies of the Performance Guarantees to be provided by the Seller hereunder shall be assignable to the Buyer's operators, in the event that such operator for the Buyer's Aircraft makes a specific request for performance gurantees. The Buyer shall consult the Seller in advance of any such assignment.

      Except as permitted by Clause 21 of the Agreement, the terms and conditions of paragraph 3 hereof are solely for the benefit of the Buyer and Swissair and shall not be assigned, transferred or otherwise alienated by operation of law or otherwise to any person.

      If the foregoing correctly sets forth our understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

                                       Very truly yours,

                                       AIRBUS INDUSTRIE G.I.E.


                                       By :  John J. LEAHY
                                             -------------

                                       Its : Senior Vice President,
                                             Commercial


                                       WITNESSED BY :

                                       By :

                                       Its :


Accepted and Agreed

GATX Flightlease Aircraft Company Ltd

By :

Its :


By :

Its :

                             Letter Agreement No 13

GATX Flightlease Aircraft Company Ltd

                                                              September 16, 1999

Re: [DELETED] Matters

Dear Sirs,

      GATX Flightlease Aircraft Company Ltd (the "Buyer"), and Airbus Industrie G.I.E. (the "Seller"), have entered into an A320 Family and A330 Purchase Agreement dated as of even date herewith (the "Agreement"), which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft as described in the Specifications annexed to said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 13 (the "Letter Agreement") certain additional terms and conditions regarding the sale of the Aircraft provided for in the Agreement. The terms "herein", "hereof" and "hereunder" and words of similar import refer to this Letter Agreement. Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement.

      Both parties agree that this Letter Agreement shall constitute an integral, nonseverable part of said Agreement and be governed by its provisions, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement shall govern.

1.    [DELETED]

1.1   [DELETED]

1.2   [DELETED]

      (i)   [DELETED]
      (ii)  [DELETED]
      (iii) [DELETED]
      (iv)  [DELETED]
      (v)   [DELETED]

2.    PARTICULAR ASSIGNMENT RIGHTS

2.1   [DELETED]

      (a)   [DELETED]

      (b)   [DELETED]
      2.2   [DELETED]

3.    ASSIGNMENT

      Except as permitted by Clause 21 of the Agreement, this Letter Agreement is not transferable, and the Buyer's rights under this Letter Agreement shall not be assigned, sold, transferred or otherwise alienated by operation of law or otherwise to any person. Any unauthorized assignment, sale, transfer or other alienation of the Buyer's rights under this Letter Agreement shall immediately void this Letter Agreement in its entirety.

      If the foregoing correctly sets forth our understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.



                                       Very truly yours,

                                       AIRBUS INDUSTRIE G.I.E.


                                       By :  John J. LEAHY
                                             -------------

                                       Its : Senior Vice President,
                                             Commercial


                                       WITNESSED BY :

                                       By :

                                       Its :


Accepted and Agreed

GATX Flightlease Aircraft Company Ltd

By :

Its :


By :

Its :

                              Letter Agreement No 14

GATX Flightlease Aircraft Company Ltd

                                                              September 16, 1999

Re: [DELETED] Option

Dear Sirs,

      GATX Flightlease Company Ltd (the "Buyer"), and Airbus Industrie G.I.E. (the "Seller"), have entered into an A320 Family and A330 Purchase Agreement dated as of even date herewith (the "Agreement"), which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft as described in the specification annexed to said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No.14 (the "Letter Agreement") certain additional terms and conditions regarding the sale of the Aircraft provided for in the Agreement. The terms "herein", "hereof" and "hereunder" and words of similar import refer to this Letter Agreement. Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement.

      Both parties agree that this Letter Agreement shall constitute an integral, nonseverable part of said Agreement and be governed by its provisions, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement shall govern.

1.    SCOPE

      The Seller is proposing to the Buyer an option to [DELETED] This option (the "[DELETED]"), is available on the following terms and conditions.

2.    GENERAL TERMS AND CONDITIONS

      [DELETED].

      The selection of Aircraft to be covered by the [DELETED] will be decided on or before the [DELETED] and will be irrevocable for the selected Aircraft. In the event that the [DELETED] is not selected on or before such date, this Letter Agreement No.14 will be deemed cancelled.

3.    PRICING

      For each Aircraft that the Buyer shall have designated in accordance with this Letter Agreement [DELETED].

4.    PAYMENTS TERMS

[     DELETED].

5.    PRICE REVISION [DELETED]

      For each designated [DELETED] Aircraft, [DELETED]

6.    ALTERNATIVE ARRANGEMENTS

      The Seller is prepared to explore with the Buyer, [DELETED], alternative schemes with respect to the [DELETED], provided that [DELETED].

7.    ASSIGNMENT

      Except as permitted by Clause 21 of the Agreement, this Letter Agreement is not transferable, and the Buyer's rights under this Letter Agreement shall not be assigned, sold, transferred or otherwise alienated by operation of law or otherwise to any person. Any unauthorized assignment, sale, transfer or other alienation of the Buyer's rights under this Letter Agreement shall immediately void this Letter Agreement in its entirety.

      If the foregoing correctly sets forth our understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.


                                       Very truly yours,

                                       AIRBUS INDUSTRIE G.I.E.


                                       By :  John J. LEAHY
                                             -------------

                                       Its : Senior Vice President,
                                             Commercial


                                       WITNESSED BY :

                                       By :

                                       Its :


Accepted and Agreed

GATX Flightlease Aircraft Company Ltd

By :

Its :


By :

Its :

                      Letter Agreement No. 14 - Appendix A

1.1         [DELETED]

1.2         [DELETED]

1.3         [DELETED]

1.4         [DELETED]

1.5         General Provisions

1.5.1       Roundings

            The Labor Index average and the Material Index average shall be computed to the first decimal. If the next succeeding place is five
            (5) or more, the preceding decimal place shall be raised to the next higher figure.

            Each quotient shall be rounded to the nearest ten-thousandth (4 decimals). If the next succeeding place is five (5) or more, the preceding decimal place shall be raised to the next higher figure.

            The final factor shall be rounded to the nearest ten-thousandth (4 decimals).

            The final price shall be rounded to the nearest whole number (0.5 or more rounded to 1).

1.5.2       Substitution of Indexes for Airframe Price Revision Formula

            If;

            (i)   [DELETED]

            (ii)  [DELETED]

            (iii) [DELETED]

            the Seller shall select a substitute index for inclusion in the Airframe Price Revision Formula (the "Substitute Index").

            The Substitute Index shall reflect as closely as possible the actual variance of the Labor Costs or of the material costs used in the calculation of the original Labor Index or Material Index as the case may be.

            As a result of the selection of the Substitute Index, the Seller shall make an appropriate adjustment to the Airframe Price Revision Formula to combine the successive utilisation of the original Labor Index or Material Index (as the case may be) and of the Substitute Index.

1.5.3       Final Index Values

            The Index values as defined in Clause 1.4 above shall be considered final and no further adjustment to the basic prices as revised at delivery of the Aircraft shall be made after Aircraft delivery for any subsequent changes in the published Index values.

                             Letter Agreement No 15

GATX Flightlease Aircraft Company Ltd

                                                              September 16, 1999

Re: [DELETED]

Dear Sirs,

      GATX Flightlease Aircraft Company Ltd (the "Buyer"), and Airbus Industrie G.I.E. (the "Seller"), have entered into an A320 Family and A330 Purchase Agreement dated as of even date herewith (the "Agreement"), which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft as described in the Specifications annexed to said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 15 (the "Letter Agreement") certain additional terms and conditions regarding the sale of the Aircraft provided for in the Agreement. The terms "herein", "hereof" and "hereunder" and words of similar import refer to this Letter Agreement. Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement.

      Both parties agree that this Letter Agreement shall constitute an integral, nonseverable part of said Agreement and be governed by its provisions, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement shall govern.

1.    [DELETED]

      [DELETED]

            i)    [DELETED]

            ii)   [DELETED]

2.    ASSIGNMENT

      Except as permitted by Clause 21 of the Agreement, this Letter Agreement is not transferable, and the Buyer's rights under this Letter Agreement shall not be assigned, sold, transferred or otherwise alienated by operation of law or otherwise to any person. Any unauthorized assignment, sale, transfer or other alienation of the Buyer's rights under this Letter Agreement shall immediately void this Letter Agreement in its entirety. If the foregoing correctly sets forth our understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.



                                       Very truly yours,

                                       AIRBUS INDUSTRIE G.I.E.


                                       By :  John J. LEAHY
                                             -------------

                                       Its : Senior Vice President, Commercial


                                       WITNESSED BY :

                                       By :

                                       Its :


Accepted and Agreed

GATX Flightlease Aircraft Company Ltd

By :

Its :


By :

Its :

APPENDIX A

1.          DELETED]

1.1         Purpose and Amount

            [DELETED]

1.2         [DELETED]

1.3         [DELETED]

1.4         [DELETED]

1.5         [DELETED]

            i)    [DELETED]

            ii)   [DELETED]

1.6         [DELETED]

1.7         [DELETED]


1.8         [DELETED]

1.9         [DELETED]

1.10        [DELETED]

            The Buyer shall inform the Seller of its intention to [DELETED].

            [DELETED]

            a)    [DELETED]
            b)    [DELETED]

2.          [DELETED]

2.1         Description

            [DELETED]

2.2         Purpose and Amount

            [DELETED]

2.3         [DELETED]

2.4         [DELETED]

2.5         [DELETED]

3.          [DELETED] SPARE PARTS [DELETED]

3.1         Purpose and Amount

            [DELETED]

3.2         Delivery

            [DELETED]

3.3         Origin of Spare Parts

            [DELETED]

3.4         Terms and Conditions

            [DELETED]

3.5         [DELETED]

3.6         Procedures

            Two different procedures have been developed for the [DELETED]

            a)    a Standard Procedure[DELETED] or
            b)    an Alternative Procedure [DELETED]

            The selection by the Buyer of one of these two procedures shall be made one month before the signature of the[DELETED]

3.7         The Spare Parts [DELETED]

            [DELETED]